As filed with the Securities and Exchange Commission on March 26, 2021

1933 Act File No. 333-250130

1940 Act File No. 811-23619

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. 2 and REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

 Amendment No. 2

ASPIRIANT RISK-MANAGED CAPITAL APPRECIATION FUND

(Exact Name of Registrant as Specified in Charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of Principal Executive Offices)

414-299-2270

(Registrant’s Telephone Number)

Terrance P. Gallagher

235 West Galena Street

Milwaukee, WI 53212

(Name and Address of Agent for Service)

Copy to:

Joshua B. Deringer, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

215-988-2700

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED PUBLIC OFFERING:

AS SOON AS PRACTICABLE AFTER THE DATE ON WHICH THIS REGISTRATION STATEMENT BECOMES EFFECTIVE

[ ]	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

[X]	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

[ ]	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

[ ]	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

[ ]	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

[X]	when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

[ ]	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[ ]	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _________.

[ ]	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ________.

[ ]	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ____________.

Check each box that appropriately characterizes the Registrant:

[X]	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

[ ]	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

[ ]	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

[ ]	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

[ ]	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

[ ]	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

[ ]	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

[X]	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	PROPOSED MAXIMUM AGGREGATE OFFERING PRICE(1)	AMOUNT OF REGISTRATION FEE(2)
Shares of Beneficial Interest	$175,000,000	$18,983.40
(1)	Estimated solely for purposes of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933.
(2)	Previously paid $109.10.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

ASPIRIANT RISK-MANAGED CAPITAL APPRECIATION FUND

PROSPECTUS

[March 30, 2021]

Aspiriant Risk-Managed Capital Appreciation Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund operates under an Agreement and Declaration of Trust (“Declaration of Trust”) dated November 10, 2020 (the “Declaration of Trust”). Aspiriant, LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended.

The investment objective of the Fund is to seek long term capital appreciation. The Fund is a “fund of funds” that intends to invest primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”) that invest or trade in a wide range of securities.  The Fund intends to invest its assets in U.S. and foreign, including emerging markets, securities and Investment Funds. The Fund cannot guarantee that its investment objective will be achieved or that its strategy of investing in the Investment Funds will be successful. SEE “PRINCIPAL RISK FACTORS” BEGINNING ON PAGE 12.

This Prospectus (the “Prospectus”) applies to the offering of shares of beneficial interest (“Shares”) of the Fund. The Fund expects to commence the public offering of the Shares in April 2021 and will publicly offer Shares thereafter. The Shares will generally be offered as of the first business day of each calendar quarter or at such other times as may be determined by the Fund, in each case subject to any applicable sales charges and other fees, as described herein. The Shares will be issued at net asset value per Share. The Fund has registered $1,000,000 for sale under the registration statement to which this Prospectus relates. No Shareholder will have the right to require the Fund to redeem its Shares.

Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), which is expected to occur on or about April 1, 2021, the Global Capital Opportunities, L.P. (the “Predecessor Fund”), reorganized with and transferred substantially all its assets into the Fund. The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. The Fund and the Predecessor Fund share the same investment adviser and portfolio managers.

This Prospectus concisely provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (the “SAI”), dated [March 30, 2021], has been filed with the SEC. While the Fund does not maintain a website, you may request a free copy of this Prospectus, the SAI, annual and semi-annual reports and other information about the Fund, and make inquiries without charge by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, or by calling the Fund toll-free at (877) 997-9971. The SAI is incorporated by reference into this Prospectus in its entirety. You can obtain the SAI, annual and semi-annual reports of the Fund (once available), and other information about the Fund on the SEC’s website at https://www.sec.gov. The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Shares are an illiquid investment.

●	You should generally not expect to be able to sell your Shares (other than through the repurchase process), regardless of how the Fund performs.
●	Although the Fund intends to implement a Share repurchase program, only a limited number of Shares will be eligible for repurchase by the Fund.
●	If you are permitted to sell your Shares to a third party rather than through the repurchase process, you may receive less than your purchase price.
●	The Fund does not intend to list the Shares on any securities exchange and the Fund does not expect a secondary market in the Shares to develop.
●	You should consider that you may not have access to the money you invest for an indefinite period of time.
●	An investment in the Shares is not suitable for you if you need foreseeable access to the money you invest.
●	Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.
●	The Fund has no operating history and the shares have no history of public trading.

Total Offering(1)

	Price to Public	Sales Charge Load(2)	Proceeds to Fund(3)
Shares	Current Net Asset Value	0.00%	$1,000,000

(1)	UMB Distribution Services, LLC (the “Distributor”) acts as the principal underwriter of the Fund’s Shares on a best-efforts basis. The Shares are being offered through the Distributor and may also be offered through other brokers or dealers that have entered into selling agreements with the Distributor. The Investment Manager and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the servicing of Shareholders and/or the Fund. These payments will be made out of the Investment Manager’s and/or affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. See “DISTRIBUTOR.” The Fund will sell Shares only to investors who certify that they are “Eligible Investors.” See “INVESTOR QUALIFICATIONS.” The minimum initial investment in the Fund by any investor is $25,000. However, the Fund, in its sole discretion, may accept investments below this minimum. Pending any closing, funds received from prospective investors will be placed in an interest-bearing escrow account with UMB Bank, n.a., the Fund’s escrow agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned on escrowed amounts will be credited to the Fund. See “Fund Summary - The Offering.”

(2)	The Shares are not subject to a “sales load,” as defined in the Investment Company Act. See “DISTRIBUTOR.”

(3)	The Fund’s initial offering expenses are described under “FUND FEES AND EXPENSES” below.

Neither the SEC nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

You should not construe the contents of this Prospectus and the SAI as legal, tax or financial advice. You should consult with your own professional advisers as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown below.

THE FUND’S PRINCIPAL UNDERWRITER IS UMB DISTRIBUTION SERVICES, LLC.

The date of this Prospectus [March 30, 2021]

FUND SUMMARY

This is only a summary and does not contain all of the information that investors should consider before investing in the Fund. Investors should review the more detailed information appearing elsewhere in this Prospectus and SAI, especially the information set forth under the heading “Principal Risk Factors.”

The Fund and the Shares	Aspiriant Risk-Managed Capital Appreciation Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and organized as a Delaware statutory trust on November 10, 2020. Aspiriant, LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager provides day-to-day investment management services to the Fund. The Fund is non-diversified, which means that under the Investment Company Act, it is not limited in the percentage of its assets that it may invest in any single issuer of securities. The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), the Global Capital Opportunities, L.P. (the “Predecessor Fund”), reorganized with and transferred substantially all its portfolio securities into the Fund. The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. The Fund and the Predecessor Fund share the same investment adviser and portfolio managers. For past performance information of the Predecessor Fund, see “Performance.”

Investment Objective and Strategies	The investment objective of the Fund is long term capital appreciation. The Fund intends to invest primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (“Investment Funds”) that invest or trade in a wide range of securities. The Fund intends to invest its assets in U.S. and foreign, including emerging markets, securities and Investment Funds. There can be no assurance that the Fund will achieve its investment objective.

The Investment Manager	As Investment Manager, Aspiriant, LLC provides day-to-day investment management services to the Fund. Its principal place of business is located at 11100 Santa Monica Blvd., Suite 600, Los Angeles, California 90025. The Investment Manager is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of December 31, 2020 approximately $11.5 billion of assets were under the management of the Investment Manager and its affiliates.

Performance	Simultaneous with the Commencement of Operations, the Predecessor Fund, reorganized with and into the Fund. The performance of Shares for periods before the Commencement of Operations is that of the Predecessor Fund. The Predecessor Fund’s performance has been adjusted to reflect the estimated gross expenses of the Shares (minus the projected Acquired Fund Fees and Expenses). For the estimated gross expenses of the Shares (including Acquired Fund Fees and Expenses), see “Fund Fees and Expenses.”

For past performance information of the Predecessor Fund, see “Performance.”

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

The Administrator	The Fund has retained UMB Fund Services, Inc. (the “Administrator”) to provide it with certain administrative services, including performing all actions related to the issuance and repurchase of Shares of the Fund. The Fund compensates the Administrator for these services and reimburses the Administrator for certain of its out-of-pocket expenses. See “Fees and Expenses” below.

Fees and Expenses	The Fund bears its own operating expenses (including, without limitation, its offering expenses not paid by the Investment Manager). A more detailed discussion of the Fund’s expenses can be found under “FUND EXPENSES.”

Investment Management Fee. The Investment Manager is entitled to a management fee (the “Investment Management Fee”) calculated at an annual rate of 0.50%, payable quarterly in arrears, based upon the Fund’s net assets as of quarter-end. The Investment Manager, however, has entered into an investment management fee limitation agreement (the “Management Fee Limitation Agreement”) with the Fund, whereby the Investment Manager has agreed to waive 0.40% of its Investment Management Fee. The Management Fee Limitation Agreement is in effect for one year from the Commencement of Operations and will automatically renew for consecutive one-year terms thereafter (each, a “Current Term”). Neither the Fund nor the Investment Manager may terminate the Management Fee Limitation Agreement during a Current Term. The Investment Management Fee is paid to the Investment Manager before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.

Administrative Services Fee. Pursuant to an administrative services agreement with the Fund, the Investment Manager is entitled to a fee calculated at an annual rate of 0.10%, payable quarterly in arrears, based upon the Fund’s net assets as of quarter-end for providing administrative services to the Fund. Such services include the review of shareholder reports and other filings with the SEC; oversight of the Fund’s primary service providers; periodic due diligence reviews of the Fund’s primary service providers; coordination and negotiation of all of the contracts and pricing relating to the Fund’s primary service providers, with the advice of Fund counsel; providing information to the Board relating to the review and selection of the Fund’s primary service providers; and all such other duties or services necessary for the appropriate administration of the Fund, that are incidental to the foregoing services. See “ADMINISTRATIVE SERVICES AGREEMENT.”

Administration Fee. The Fund pays the Administrator an annual fee beginning at 0.04% of the Fund's net assets and decreasing as net assets reach certain levels.

In consideration for these services, the Fund pays the Administrator a minimum quarterly administration fee of $12,500, or $50,000 on an annualized basis (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator also is reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund and receives a fee for transfer agency services. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

Fees of Underlying Managers

As an investor in the Investment Funds, the Fund will indirectly bear asset-based fees and performance-based fees or allocations charged by the investment advisers to the Investment Funds (the “Underlying Managers”).  Such fees and performance-based compensation are in addition to the fees that are charged by the Investment Manager to the Fund and allocated to the Fund. Generally, fees payable to Underlying Managers of the Investment Funds will range from 0.00% to 2.00% (annualized) of the average net asset value (“NAV”) of the Fund’s investment. In addition, certain Underlying Managers charge an incentive allocation or fee generally ranging from 0.00% to 20.00% of an Investment Fund’s net profits, although it is possible that such ranges may be exceeded for certain Underlying Managers. An investor in the Fund bears a proportionate share of the expenses of the Fund.

Investor Qualifications	Each prospective investor in the Fund will be required to certify that it is an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”). The criteria for qualifying as an “accredited investor” are set forth in the investor application that must be completed by each prospective investor. Investors who meet such qualifications are referred to in this Prospectus as “Eligible Investors.” The Investment Manager reserves the right to reject any investor on behalf of the Fund in whole or in part for any reason or for no reason in its sole discretion. Existing Shareholders who request to purchase additional Shares (other than in connection with the DRIP (as defined below) will be required to qualify as Eligible Investors and to complete an additional investor application prior to the additional purchase.

An investment in the Fund may not be appropriate for certain types of tax-exempt entities, including charitable remainder unitrusts (“CRUTs”). Tax-exempt entities should consult with their tax advisers prior to making an investment in the Fund.

The Offering	The minimum initial investment in the Fund by any investor is $25,000, and the minimum additional investment in the Fund by any Shareholder is $10,000. However, the Fund, in its sole discretion, may accept investments below these minimums.

Shares will generally be offered for purchase as of the first business day of each calendar quarter, except that Shares may be offered more or less frequently as determined by the Board of Trustees of the Fund (the “Board”) in its sole discretion. Once a prospective investor’s purchase order is received, a confirmation is sent to the investor. Potential investors should send subscription funds by wire transfer pursuant to instructions provided to them by the Fund.

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. Pending any closing, funds received from prospective investors will be placed in an interest-bearing escrow account with UMB Bank, n.a., the Fund’s escrow agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned on escrowed amounts will be credited to the Fund for the benefit of all Shareholders.

A prospective investor must submit a completed investor application on or prior to the acceptance date set by the Fund. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time at the Board’s discretion. Additional information regarding the subscription process is set forth under “Investor Qualifications.”

Capital Accounts; Allocation of Net Profit and Loss	The Fund will maintain a separate capital account for each Shareholder (including the Investment Manager or any of its affiliates if any of them contributes capital to the Fund). Each capital account will have an opening balance equal to the Shareholder’s initial contribution to the capital of the Fund and will be increased by the sum of any additional contributions by the Shareholder to the capital of the Fund, plus any amounts of net profit credited to the Shareholder’s capital account as described below. Each Shareholder’s capital account will be reduced by the sum of the amount paid to the Shareholder on any repurchase by the Fund of Shares held by the Shareholder, plus the amount of any distributions to the Shareholder, plus any amounts of net loss debited from the Shareholder’s capital account as described below.

Net profit or net loss is allocated among the Shareholders as of the close of each month, at any other time when the Fund receives an additional capital contribution or effects a tender offer or distribution, or at such other times as the Investment Manager may determine.

The net profit or net loss for any fiscal period will reflect (1) the dividends and interest accrued during the period, (2) the net realized gains or losses from the sale or other disposition of investments during the period, (3) the net change in the unrealized appreciation or depreciation of investments during the period (i.e., the difference between the fair market value of each investment at the end of the period compared with either the fair market value at the commencement of the period or, in the case of any investment made after the commencement of the period, the cost) and (4) the expenses of the Fund incurred or accrued during the period. As of the close of each fiscal period, the net profit or net loss will be allocated pro rata among the capital accounts of the Shareholders in proportion to their percentage interests as of the commencement of the period. Each Shareholder’s percentage interest as of the commencement of any period is based on the value of the Shareholder’s capital account at such time, in relation to the total value of the Fund’s net assets at such time.

Distribution Policy	Distributions, if any, will be made in proportion to the positive balances of the Shareholders’ capital accounts as adjusted. Shareholders will be liable for tax on their share of the Fund’s income, without regard to whether distributions are made.

Repurchase Offers	At the discretion of the Board and provided that it is in the best interests of the Fund and Shareholders to do so, the Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers generally quarterly with a Valuation Date (as defined below) on or about March 31, June 30, September 30 and December 31 of each year. In each repurchase offer, the Fund may offer to repurchase its Shares at their NAV as determined as of approximately March 31, June 30, September 30 and December 31, of each year, as applicable (each, a “Valuation Date”). Each repurchase offer ordinarily will be limited to the repurchase of approximately 5% of the Shares outstanding, but if the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately 95 days prior to the date of repurchase by the Fund. See “TENDER OFFERS/OFFERS TO REPURCHASE.”

Risk Factors	The Fund is subject to substantial risks — including market risks, strategy risks and Underlying Manager risks. Investment Funds generally will not be registered as investment companies under the Investment Company Act and, therefore, the Fund will not be entitled to the various protections afforded by the Investment Company Act with respect to its investments in Investment Funds. While the Investment Manager will attempt to moderate any risks of securities activities of the Underlying Managers, there can be no assurance that the Fund’s investment activities will be successful or that the Shareholders will not suffer losses. The Investment Manager will not have any control over the Underlying Managers, thus there can be no assurances that an Underlying Manager will manage its Investment Funds in a manner consistent with the Fund’s investment objective. There may also be certain conflicts of interest relevant to the management of the Fund, arising out of, among other things, activities of the Investment Manager, its affiliates and employees with respect to the management of accounts for other clients as well as the investment of proprietary assets. Prospective investors should review carefully the “PRINCIPAL RISK FACTORS” section of this Prospectus. An investment in the Fund should only be made by investors who understand the risks involved and who are able to withstand the loss of the entire amount invested.

Accordingly, the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. Past results of the Investment Manager, its principals, the Fund or the Underlying Managers are not indicative of future results. See “PRINCIPAL RISK FACTORS.”

Summary of Taxation	The Fund intends to operate and be treated as a partnership for U.S. federal income tax purposes. Assuming this will be the case, the Fund will be subject to U.S. federal income tax, and each Shareholder, in computing its own U.S. federal income tax liability, will be required to take into account its allocable share of the Fund’s items of income, gain, loss, deduction and credit, regardless of whether it has received any distributions from the Fund. See '"TAXES."

FUND FEES AND EXPENSES

The following tables describe the aggregate fees and expenses that the Fund expects to incur and that the Shareholders can expect to bear, either directly or indirectly, through the Fund’s investments.

TRANSACTION EXPENSES:
Maximum Sales Charge (Load) (as a percentage of subscription amount)	None
Maximum Early Repurchase Fee (as a percentage of repurchased amount)	None

ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO SHARES)(1)

Investment Management Fee(2)	0.50%
Other Expenses(3)	0.48%
Acquired Fund Fees and Expenses(3)(4)	3.29%
Total Annual Expenses	4.27%
Less: Management Fee Waiver(5)	0.40%
Net Annual Expenses	3.87%

(1)	This table summarizes the expenses of the Fund and is designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund.

(2)	For its provision of advisory services to the Fund, the Investment Manager is entitled to an annual Investment Management Fee equal to 0.50% of the Fund’s net assets determined as of quarter-end, payable quarterly in arrears. The Investment Management Fee will be calculated before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.

(3)	“Other Expenses” (as defined below) and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

(4)	In addition to the Fund’s direct expenses, the Fund indirectly bears a pro-rata share of the expenses of the Investment Funds. The Investment Funds generally charge, in addition to management fees calculated as a percentage of the average net asset value (“NAV”) of the Fund’s investment, performance-based fees generally from 0% to 20% of the net capital appreciation in the Fund’s investment for the year or other measurement period, subject to loss carryforward provisions, as defined in the respective Investment Funds’ agreements. The fees and expenses indicated are based on estimated amounts for the current fiscal year. In the future, these fees and expenses may be substantially higher or lower than reflected, because certain fees are based on the performance of the Underlying Managers (Investment Funds), which fluctuate over time. In addition, the Fund’s portfolio changes from time to time, which will result in different Acquired Fund Fees and Expenses.

(5)	The Investment Manager has entered into an investment management fee limitation agreement (the “Management Fee Limitation Agreement”) with the Fund, whereby the Investment Manager has agreed to waive 0.40% of its Investment Management Fee on an annualized basis. The Management Fee Limitation Agreement is in effect for one year from the Commencement of Operations and will automatically renew for consecutive one-year terms thereafter (each a “Current Term”). Neither the Fund nor the Investment Manager may terminate the Management Fee Limitation Agreement during a Current Term.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. “Other Expenses,” as shown above, is an estimate based on anticipated investments in the Fund and anticipated expenses for the current fiscal year of the Fund’s operations, and includes, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator, escrow agent and custodian. For a more complete description of the various fees and expenses of the Fund, see “INVESTMENT MANAGEMENT FEE,” “ADMINISTRATION,” “FUND EXPENSES,” and “PURCHASING SHARES.”

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at NAV and that the percentage amounts listed under annual expenses remain the same in the years shown. The assumption in the hypothetical example of a 5% annual return is the same as that required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares.

EXAMPLE

You Would Pay the Following Expenses Based on a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$39	$126	$214	$441

The example is based on the annual fees and expenses set out on the table above, taking into account the fee waiver in the first year of each period and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund.

FINANCIAL HIGHLIGHTS

Because the Fund has no performance history as of the date of this Prospectus, there are no financial highlights for the Fund.

USE OF PROCEEDS

The proceeds from the sale of Shares, not including the Fund’s fees and expenses (including, without limitation, offering expenses not paid by the Investment Manager), will be invested by the Fund in accordance with the Fund’s investment objective and strategies as soon as practicable, but in no event later than three months after receipt, consistent with market conditions and the availability of suitable investments. Such proceeds will be invested together with any interest earned in the Fund’s escrow account prior to the closing of the applicable offering. See “PURCHASING SHARES—Purchase Terms.” Delays in investing the Fund’s assets may occur, for example, because of the time required to complete certain transactions, but any such delay will not exceed three months after the receipt of funds.

Pending the investment of the proceeds of any offering or any other available funds pursuant to the Fund’s investment objective and strategies, a portion of such amounts, which may include a substantial portion of the proceeds of an offering, may be invested in short-term debt securities or money market funds. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or such short-term securities or money market funds to meet operational needs, for temporary defensive purposes, or to maintain liquidity. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT OBJECTIVE, STRATEGIES AND OVERVIEW OF INVESTMENT PROCESS

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek long-term capital appreciation. The Fund intends to invest substantially all of its assets primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”) that invest or trade in a wide range of securities. The Fund intends to invest its assets in U.S. and foreign, including emerging markets, securities and Investment Funds.

INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by allocating its assets among Investment Funds that utilize one or more of the following investment strategies: Public and Private Equity (including but not limited to buyouts, venture capital and growth equity) (the “Private Equity and Venture Capital Strategies”); Public and Private Credit (including but not limited to senior loans, subordinated debt, and mezzanine debt) (the “Credit-Based Strategy”); Hedge Funds (including but not limited to Long/Short Equity and Global Macro/Managed Futures (the “Long/Short and Global Macro/Managed Futures Strategies”) and Event Driven and Multi-Strategy/Relative Value (the “Event Driven and Multi-Strategy/Relative Value Strategies”); and Short-Term Liquidity Management (including but not limited to money market and short duration fixed income) (the “Short-Term Liquidity Management Strategy”). The Fund may invest in U.S. and foreign, including emerging market, securities.

In selecting Investment Funds and asset class exposures, the Investment Manager will take asset diversification and potential volatility of return into account. In seeking to achieve the Fund’s investment objective, preserve capital and fund capital calls from private funds, the Investment Manager may invest a portion of the Fund’s net assets in cash, cash equivalents and selected fixed income strategies.

The Private Equity and Venture Capital Strategies are composed of Investment Funds that invest in private firms not listed on a traditional equity or fixed income market.

●	The Credit-Based Strategy seeks to provide superior risk-adjusted investment performance by focusing on less efficient areas of the global fixed income markets (including certain sectors of the U.S. fixed income markets).

●	The Long/Short Equity and Global Macro/Managed Futures Strategies are composed of Investment Funds that predominantly invest in all global markets, including the U.S. domestic markets.

●	The Event Driven and Multi-Strategy/Relative Value Strategies generally invest in Investment Funds that have a relatively low or negative correlation to the equity markets and may have less volatility through the use of arbitrage-based strategies and hedging tools (e.g., “market” puts and calls, etc.).

●	The Short-Term Liquidity Management Strategy may, among other things, invest in Investment Funds that hold cash or invest in cash equivalents. The cash equivalents in which the Fund may invest include, among other things: obligations of the United States Government, its agencies or instrumentalities; commercial paper; and certificates of deposit and bankers’ acceptances issued by United States banks that are members of the Federal Deposit Insurance Corporation.
●	The Fund may also enter into repurchase agreements and may purchase shares of money market mutual funds in accordance with applicable legal restrictions.

INVESTMENT PROCESS

In selecting and monitoring particular Investment Funds to which the Fund will allocate assets, the Investment Manager will be guided by the following general criteria:

●	the Investment Fund’s and the Underlying Manager’s past performance and reputation;
●	the degree to which a specific Underlying Manager or Investment Fund complements and balances the Fund’s portfolio and correlates to the strategies employed by other Underlying Managers and Investment Funds selected by the Fund;
●	the fees payable in connection with a particular investment;
●	the size of assets managed;
●	the continued favorable outlook for the strategy employed; and
●	the ability of the Fund to make withdrawals or liquidate its investment.

In reviewing the degree to which a specific Investment Fund complements and balances the Fund’s portfolio, the Investment Manager utilizes quantitative methods to calculate correlations amongst Underlying Managers during the selection and ongoing monitoring of the investments. The Investment Manager will consider the fees payable in connection with a particular investment to evaluate execution and compare net returns. The Investment Manager will consider the assets under management of the Underlying Managers to evaluate whether the Underlying Managers are appropriate for the respective underlying strategies, given that certain strategies may be more or less appropriate at different asset levels. In an effort to optimize its investment program, the Fund may allocate a portion of its capital to managers who lack historical track records but, in the Investment Manager’s judgment, offer exceptional potential.

The Investment Manager will see this effort revisited from time to time for the life of the Fund. The Investment Manager intends to monitor the overall level of assets managed, the estimated capacity of each Investment Fund, any management or firm ownership changes and the adherence to the pre-defined strategy and risk/return targets set forth when the investment was made. The Investment Manager will regularly monitor the returns of each Investment Fund in an effort to evaluate whether its return pattern is consistent with the expected return pattern for that particular Investment Fund or investment strategy, as applicable. If any Investment Fund’s returns fall outside certain limits established by the Investment Manager, the Investment Manager may carry out a formal review of the Investment Fund to determine if a reallocation of the Fund’s assets is necessary.

PRINCIPAL RISK FACTORS

All investments carry risks to some degree. The Fund cannot guarantee that its investment objective will be achieved or that its strategy of investing in the Investment Funds will be successful. An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost. The Fund allocates its assets to Underlying Managers and invests in Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various other types of risks are also associated with investments in the Fund, including risks relating to the fund of funds structure of the Fund, risks relating to compensation arrangements and risks relating to the limited liquidity of the Shares.

GENERAL RISKS

LIMITED OPERATING HISTORY. The Fund is a newly-organized closed-end management investment company that has limited operating history and no public trading of its shares. The Fund is designed primarily as a long-term investment vehicle and not as a trading tool. An investment in the Fund’s Shares should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective. The value of the Fund’s Shares could decline substantially and cause you to lose some or all of your investment.

LACK OF OPERATING HISTORY OF INVESTMENT FUNDS. Certain Investment Funds may be newly formed entities that have no operating histories. In such cases, the Investment Manager may evaluate the past investment performance of the applicable Underlying Managers or of their personnel. However, this past investment performance may not be indicative of the future results of an investment in an Investment Fund. Although the Investment Manager and its affiliates and their personnel have experience evaluating the performance of alternative asset managers and providing manager selection and asset allocation services to clients, the Fund’s investment programs should be evaluated on the basis that there can be no assurance that the Investment Manager’s assessments of Underlying Managers, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Fund may not achieve its investment objective and its NAV may decrease.

INDUSTRY CONCENTRATION RISK. Investment Funds generally are not subject to industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry or group of related industries. Although the Fund does not believe it is likely to occur given the nature of its investment program, it is possible that, at any given time, the assets of Investment Funds in which the Fund has invested will, in the aggregate, be invested in a single industry or group of related industries constituting 25% or more of the value of their combined total assets. However, because these circumstances may arise, the Fund is subject to greater investment risk to the extent that a significant portion of its assets may at times be invested, through investments the Fund makes in the Investment Funds, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors. Investment Funds are not generally required to provide current information regarding their investments to their investors (including the Fund). Thus, the Fund and the Investment Manager may not be able to determine at any given time whether or the extent to which Investment Funds, in the aggregate, have invested 25% or more of their combined assets in any particular industry.

REPURCHASE OFFERS. The Fund will offer to purchase only a small portion of its Shares (generally each quarter), and there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased. The decision to offer to repurchase Shares is in the complete and absolute discretion of the Board and the Board may, under certain circumstances, elect not to offer to repurchase Shares.

The Fund’s repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been. Such a decrease may therefore force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to it and cause its expense ratio to increase.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Investment Manager would otherwise want, potentially resulting in losses, and may increase the Fund’s portfolio turnover, subject to such policies as may be established by the Board in an attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

If a Shareholder tenders all of its Shares (or a portion of its Shares) in connection with a repurchase offer made by the Fund, that tender may not be rescinded by the Shareholder after the date on which the repurchase offer terminates. However, although the amount payable to the Shareholder will be based on the value of the Fund’s assets as of the repurchase date, the value of Shares that are tendered by Shareholders generally will not be determined until a date approximately one month later. Thus, a Shareholder will not know its repurchase price until after it has irrevocably tendered its Shares.

LIMITED LIQUIDITY; IN-KIND DISTRIBUTIONS. Shares in the Fund provide limited liquidity since Shareholders will not be able to redeem Shares on a daily basis. A Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made from time to time by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

The Fund expects to distribute cash to the Shareholders for Shares that are repurchased. However, there can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Shares. Investment Funds may be permitted to redeem their interests in-kind. Thus, the Investment Funds may pay the Fund’s redemption proceeds in securities that are illiquid or difficult to value. In these circumstances, the Fund would seek to dispose of these securities in a manner that is in the best interests of the Fund. The Fund does not intend to make in-kind distributions to the Shareholders.

In addition, in extreme cases, the Fund may not be able to complete repurchases if it is unable to redeem a portion of its investment in Investment Funds due to the Investment Funds’ holding of illiquid investments.

BORROWING, USE OF LEVERAGE. The Fund may leverage its investments with the Underlying Managers by “borrowing.” In addition, the strategies implemented by the Underlying Managers typically are leveraged. The use of leverage increases both risk and profit potential. The Investment Manager may cause the Fund to use various methods to leverage investments, including (i) borrowing, (ii) swap agreements or other derivative instruments, (iii) employing certain Underlying Managers (many of which trade on margin and do not generally need additional capital in order to increase the level of the positions they acquire for it) to trade on the notional value of equity derivatives contracts (which is the value of the shares that are controlled rather than the cost of the transaction) or (iv) a combination of these methods. The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to the Investment Funds and, therefore, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds.

As a result of any such leverage, the Fund through its investment in the Investment Funds may generate unrelated business taxable income. Accordingly, Shares may not be suitable for charitable remainder trusts and tax-exempt entities, including benefit plan investors.

DERIVATIVE INSTRUMENTS. The Fund and some or all of the Investment Funds may use options, swaps, futures contracts, forward agreements and other derivatives contracts. Transactions in derivative instruments present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty and illiquidity. Use of derivative instruments for hedging or speculative purposes by the Fund or the Investment Funds could present significant risks, including the risk of losses in excess of the amounts invested.

LEGAL, TAX AND REGULATORY. Legal, tax and regulatory changes could occur that may materially adversely affect the Fund. For example, the regulatory and tax environment for derivative instruments in which Underlying Managers may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Fund and the ability of the Fund to pursue its trading strategies. Similarly, the regulatory environment for leveraged investors and for hedge funds generally is evolving, and changes in the direct or indirect regulation of leveraged investors or hedge funds may materially adversely affect the ability of the Fund to pursue its investment objective or strategies. Increased regulatory oversight and other legislation or regulation relating to hedge fund managers, hedge funds and funds of hedge funds could result. Such legislation or regulation could pose additional risks and result in material adverse consequences to the Investment Funds or the Fund and/or limit potential investment strategies that would have otherwise been used by the Underlying Managers or the Fund in order to seek to obtain higher returns.

NON-DIVERSIFIED STATUS. The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

CYBERSECURITY RISK. Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund, the Investment Funds and their affiliates and third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and the Fund could suffer such losses in the future. Computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of the Investment Funds or their respective affiliates and third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify the Fund’s protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

TAX RISKS

In addition to other risk considerations, an investment in the Fund’s Shares will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail under “TAXES” below. Tax matters are complicated, and the foreign and U.S. federal, state and local tax consequences of the purchase, ownership and disposition of Shares will depend on the facts of each investor’s situation. Prospective investors are encouraged to consult their own tax advisers regarding the specific tax consequences to them of an investment in the Shares.

Generally. The Fund will not seek rulings from the Internal Revenue Service (“IRS”) or any legal opinion with respect to any of the U.S. federal income tax considerations discussed in this Prospectus or any other tax matters. Moreover, the Fund may take positions as to which the tax consequences are unclear or as to which the IRS or a court might disagree. All statements contained in this Prospectus concerning the U.S. federal income tax consequences of an investment in the Shares are based upon existing law as contained in the Internal Revenue Code, the Treasury regulations promulgated thereunder, and administrative and judicial interpretations thereof. No assurance can be given that the currently anticipated income tax treatment of an investment in the Shares will not be modified by legislative, judicial or administrative changes, possibly with retroactive effect, to the detriment of the Shareholders.

Limitation on deductibility of losses. The ability of Shareholders to deduct their share of Fund expenses and losses, if any, will be subject to various limitations, including, for Shareholders who are individuals, the limitations applicable to miscellaneous itemized deductions.

Tax liability on Fund income without regard to distributions. Shareholders will be taxable on their share of any taxable income of the Fund whether or not any distributions are made to them.

Tax Audit. Pursuant to the U.S. Bipartisan Budget Act of 2015, as amended, or any similar state or local tax rules (“BBA”), the IRS is generally permitted to determine adjustments to items of income, gain, deduction, loss or credit of the Fund, and assess and collect taxes attributable thereto (including any applicable penalties and interest), at the Fund level. Although certain elections or other procedures may be available to mitigate the impact of such determination, assessment or collection, there can be no assurances that the Fund will avoid, or be able to avoid, any entity-level determination, assessment or collection. In addition, any such elections or procedures may have differing results on the tax liability of Shareholders depending on the tax status of each Limited Partner, and the Fund may not be able to take into account the particular facts or circumstances of a Shareholders. A Shareholder may be required to bear a share of the economic burden of taxes so assessed or collected without regard to whether such person was a Shareholder, or without regard to his relative ownership interest, during the taxable year of the Fund to which such taxes relate. Each partnership required to file, or that files, a U.S. income tax return, must designate a representative under the BBA (such representative for the Fund, the “Partnership Representative”) with the sole authority to act on behalf of, and to bind, the partnership, its partners and any other person whose tax liability is determined by taking into account adjustments under the BBA. In addition, Shareholders will not be able to participate in any such examinations or proceedings without permission of the IRS. The Fund may also be exposed to the risk that these rules apply to any entity treated as a partnership for U.S. federal income tax purposes in which the Fund directly or indirectly invests. The legal and accounting costs incurred in connection with any audit of the Fund will be borne by the Fund. The cost of any audit of any Shareholder will be borne solely by the Shareholder. Prospective Shareholders should consult their own tax advisors in this regard.

Unrelated Business Taxable Income Risks. An investment in the Fund is expected to generate unrelated business taxable income for U.S. federal income tax purposes (and may have other adverse tax consequences) for pension funds, Keogh plans, individual retirement accounts, tax-exempt institutions and other tax-exempt investors. Accordingly, such prospective Shareholders are urged to consult their own tax advisors concerning possible U.S. federal, state, local and non-U.S. tax consequences from an investment in the Fund.

SPECIAL RISKS OF FUND OF FUNDS STRUCTURE

NO REGISTRATION. Investment Funds generally will not be registered as investment companies under the Investment Company Act. Accordingly, the provisions of the Investment Company Act, which, among other things, require investment companies to have securities held in custody at all times in segregated accounts and regulate the relationship between the investment company and its asset management, are not applicable to an investment in the Investment Funds. In addition, Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Investment Manager to monitor whether holdings of the Investment Funds cause the Fund to be above specified levels of ownership in certain investment strategies. Although the Fund expects to receive information from each Underlying Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information. An Underlying Manager may use proprietary investment strategies that are not fully disclosed to its investors and may involve risks under some market conditions that are not anticipated by the Fund. In addition, while many Underlying Managers will register with the SEC and state agencies as a result of developments in certain laws, rules and regulations, some Underlying Managers may still be exempt from registration. In such cases, these Underlying Managers will not be subject to various disclosure requirements and rules that would apply to registered investment advisers. Similarly, while many Underlying Managers will register as commodity pool operators under the Commodity Exchange Act, other Underlying Managers will be exempt from registration and will not be subject to various disclosure requirements and rules that would apply to registered commodity pool operators.

MULTIPLE LEVELS OF FEES AND EXPENSES. Although in many cases investor access to the Investment Funds may be limited or unavailable, an investor who meets the conditions imposed by an Investment Fund may be able to invest directly with the Investment Fund. By investing in Investment Funds indirectly through the Fund, the investor bears asset-based fees and performance-based fees and allocations. Moreover, investors in the Fund bear a proportionate share of the fees and expenses of the Fund (including organizational and offering expenses not paid by the Investment Manager, operating costs, sales charges, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Investment Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in an Investment Fund directly or in a closed-end fund which did not utilize a “fund of funds” structure.

Most of the Investment Funds may be subject to a performance-based fee or allocation, irrespective of the performance of other Investment Funds and the Fund generally. Accordingly, an Underlying Manager to an Investment Fund with positive performance may receive performance-based compensation from the Investment Fund, and thus indirectly from the Fund and its Shareholders, even if the Fund’s overall performance is negative. Generally, fees payable to Underlying Managers of the Investment Funds will range from 0.00% to 2.00% (annualized) of the average NAV of the Fund’s investment. In addition, certain Underlying Managers charge an incentive allocation or fee generally ranging from 0.00% to 20.00% of an Investment Fund’s net profits, although it is possible that such ranges may be exceeded for certain Underlying Managers. The performance-based compensation received by an Underlying Manager also may create an incentive for that Underlying Manager to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. Such compensation may be based on calculations of realized and unrealized gains made by the Underlying Manager without independent oversight.

UNDERLYING MANAGERS INVEST INDEPENDENTLY. The Underlying Managers generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that the Investment Funds do, in fact, hold such positions, the Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. Furthermore, it is possible that from time to time, various Investment Funds selected by the Investment Manager may be competing with each other for the same positions in one or more markets. In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

LIQUIDITY CONSTRAINTS OF INVESTMENT FUNDS. Since the Fund may make additional investments in or affect withdrawals from an Investment Fund only at certain times pursuant to limitations set forth in the governing documents of the Investment Fund, the Fund from time to time may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest and may have to borrow money to repurchase Shares. The redemption or withdrawal provisions regarding the Investment Funds vary from fund to fund. Therefore, the Fund may not be able to withdraw its investment in an Investment Fund promptly after it has made a decision to do so. Some Investment Funds may impose early redemption fees while others may not. This may adversely affect the Fund’s investment return or increase the Fund’s expenses and limit the Fund’s ability to make offers to repurchase Shares from Shareholders. Investment Funds may be permitted to redeem their interests in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest in an Investment Fund, it may receive securities that are illiquid or difficult to value. See “CALCULATION OF NET ASSET VALUE.” In these circumstances, the Investment Manager does not intend to distribute securities to Shareholders and therefore would seek to dispose of these securities in a manner that is in the best interests of the Fund.

Limitations on the Fund’s ability to withdraw its assets from Investment Funds may, as a result, limit the Fund’s ability to repurchase Shares. For example, many Investment Funds may impose lock-up periods prior to allowing withdrawals, which can be two years or longer from the date of the Fund’s investment. After expiration of the lock-up period, withdrawals may be permitted only on a limited basis, such as semi-annually or annually. Because the primary source of funds to repurchase Shares will be withdrawals from Investment Funds, the application of these lock-ups and other withdrawal limitations, such as gates or suspension provisions, will significantly limit the Fund’s ability to tender its Shares for repurchase.

VALUATION OF INVESTMENT FUNDS. The valuation of the Fund’s investments in Investment Funds is ordinarily determined based upon valuations calculated by the Administrator, in accordance with valuation procedures approved by the Board and based on information provided by the Investment Funds or their respective administrators. Although the Investment Manager reviews the valuation procedures used by all Underlying Managers, neither the Investment Manager nor the Administrator can confirm or review the accuracy of valuations provided by Investment Funds or their administrators. An Underlying Manager may face a conflict of interest in valuing such securities since their values will affect the Underlying Manager’s compensation.

If an Underlying Manager’s valuations are consistently delayed or inaccurate, the Investment Manager generally will consider whether the Investment Fund continues to be an appropriate investment for the Fund. The Fund may be unable to sell interests in such an Investment Fund quickly, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, such interests would continue to be valued without the benefit of the Underlying Manager’s valuations, and the Investment Manager may determine to discount the value of the interests or value them at zero, if deemed to be the fair value of such holding. Revisions to the Fund’s gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of Investment Funds are completed. Promoting transparency and receiving necessary information from Investment Funds may possibly be an impediment to monitoring the performance of Investment Funds on a regular basis.

HIGH PORTFOLIO TURNOVER. The Fund’s activities involve investment in the Investment Funds, which may invest on the basis of short-term market considerations. The turnover rate within the Investment Funds may be significant, potentially involving negative tax implications and substantial brokerage commissions, and fees. The Fund will have no control over this turnover. It is anticipated that the Fund’s income and gains, if any, will be primarily derived from ordinary income. In addition, the withdrawal of the Fund from an Investment Fund could involve expenses to the Fund under the terms of the Fund’s investment.

INDEMNIFICATION OF INVESTMENT FUNDS. The Underlying Managers often have broad indemnification rights and limitations on liability. The Fund may also agree to indemnify certain of the Investment Funds and, subject to certain limitations imposed by the Investment Company Act and the Securities Act, their Underlying Managers from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the shares of the Investment Funds.

INVESTMENTS IN NON-VOTING SECURITIES. In order to avoid becoming subject to certain Investment Company Act prohibitions with respect to affiliated transactions, the Fund intends to own less than 5% of the voting securities of each Investment Fund. This limitation on owning voting securities is intended to ensure that an Investment Fund is not deemed an “affiliated person” of the Fund for purposes of the Investment Company Act, which may, among other things, potentially impose limits on transactions with the Investment Funds, both by the Fund and other clients of the Investment Manager. To limit its voting interest in certain Investment Funds, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in an Investment Fund. Other accounts managed by the Investment Manager may also waive its voting rights in a particular Investment Fund (for example, to facilitate investment in small Investment Funds determined to be attractive by the Investment Manager). Subject to the oversight of the Board, the Investment Manager will decide whether to waive such voting rights and, in making these decisions, will consider the amounts (if any) invested by the Fund and its other clients in the particular Investment Fund. Rights may not be waived or contractually limited for an Investment Fund that does not provide an ongoing ability for follow-on investment, such as an Investment Fund having a single initial funding, closing or commitment, after which no new investment typically would occur. These voting waiver arrangements may increase the ability of the Fund and other clients of the Investment Manager to invest in certain Investment Funds. However, to the extent the Fund contractually forgoes the right to vote the securities of an Investment Fund, the Fund will not be able to vote on matters that require the approval of the interest holders of the Investment Fund, including matters adverse to the Fund’s interests.

Although the Fund may hold non-voting interests, the Investment Company Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Investment Fund in accordance with applicable regulatory requirements, as may be determined by the Fund in consultation with counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified. There are also other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the Investment Company Act with respect to affiliated transactions could apply in some situations where the Fund owns less than 5% of the voting securities of an Investment Fund. In these circumstances, transactions between the Fund and an Investment Fund may, among other things, potentially be subject to the prohibitions relating to affiliates of Section 17 of the Investment Company Act notwithstanding that the Fund has entered into a voting waiver arrangement.

CONTROL OVER UNDERLYING MANAGERS. The Fund will invest in Investment Funds that it believes will generally, and in the aggregate, be managed in a manner consistent with the Fund’s investment objective and strategy. The Investment Manager will not have any control over the Underlying Managers, thus there can be no assurances that an Underlying Manager will manage its Investment Funds in a manner consistent with the Fund’s investment objective.

INVESTMENT-RELATED RISKS

GENERAL INVESTMENT-RELATED RISKS

GENERAL ECONOMIC AND MARKET CONDITIONS. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances, global pandemics. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund in the Investment Funds and, thus, the Fund’s investments. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

HIGHLY VOLATILE MARKETS. Price movements of forwards, futures and other derivative contracts in which an Investment Fund’s assets (and therefore the Fund’s assets) may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Investment Funds are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges.

PANDEMIC RISK. The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in international and domestic travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the marketplace, including stock and credit market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

The Fund and Investment Manager have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, its portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that the Fund, its advisers and service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Fund’s advisers rely and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.

To satisfy any repurchase requests during periods of extreme volatility, such as those associated with COVID-19, it is more likely the Fund will be required to dispose of portfolio investments at unfavorable prices compared to their intrinsic value. In addition, any repurchase completed while the Fund has unrealized losses may cause the investors whose shares were repurchased to crystalize their losses even if such unrealized losses do not ultimately convert into realized losses. You should review this prospectus and the SAI to understand the Fund’s discretion to implement temporary defensive measures.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and your investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes are being implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The effect of recent efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. The duration of the COVID-19 outbreak and its full impacts are also unknown, resulting in a high degree of uncertainty for potentially extended periods of time, especially in certain sectors in which the Fund may make investments.

RISKS OF SECURITIES ACTIVITIES OF THE UNDERLYING MANAGERS. The Underlying Managers will invest and trade in a variety of different securities, and utilize a variety of investment instruments and techniques. Each security and each instrument and technique involves the risk of loss of capital. While the Investment Manager will attempt to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that the Shareholders will not suffer losses. See “RISKS OF SECURITIES ACTIVITIES OF THE UNDERLYING MANAGERS” for further information.

COUNTERPARTY RISK. Many of the markets in which the Investment Funds effect their transactions are “over the counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent an Investment Fund invests in swaps, derivative or synthetic instruments, or other over the counter transactions, on these markets, the Investment Fund (and therefore the Fund) is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking to market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes an Investment Fund (and therefore the Fund) to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Investment Fund (and therefore the Fund) to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where an Investment Fund has concentrated its transactions with a single or small group of counterparties. Investment Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. However, the Investment Manager, with the intent to diversify, intend to attempt to monitor counterparty credit exposure of Investment Funds. The ability of Investment Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

COMMITMENT STRATEGY RISK. Certain of the instruments in which the Fund invests are structured to draw-down capital from investors through capital calls for purposes of private investments. Investors in such vehicles may not contribute the full amount of their commitment to the investment at the time of their initial purchase. Instead, investors may be required to make incremental contributions pursuant to capital calls. The overall impact on performance due to holding a portion of the investment portfolio in cash could be a drag on the Fund’s performance. If investors in these vehicles employ an “over-commitment” strategy, this could result in insufficient cash to meet such commitments, which could have negative impacts on the Fund such as a reduced ability to pursue its investment strategy; a need to borrow or sell assets at depressed prices, and penalties. The Fund will need to make commitments in advance of knowing the account’s total assets under management at the time the total commitment is fully drawn down. If assets have increased or decreased at a greater level than would normally be expected, the Fund may be significantly under or over its targeted allocation.

FRAUD RISK. Of paramount concern in loan investments is the possibility of material misrepresentation or omission on the part of the borrower or loan seller. Such inaccuracy or incompleteness may adversely affect the valuation of the collateral underlying the loans or may adversely affect the ability of the Fund to perfect or effectuate a lien on the collateral securing the loan. The Fund will rely upon the accuracy and completeness of representations made by borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness.

ALTERNATIVE INVESTMENTS RISK. Alternative investments provide limited liquidity and include, among other things, the risks inherent in investing in securities, futures, commodities and derivatives, using leverage and engaging in short sales. An investment in alternative investment products is speculative, involves substantial risks, and should not constitute a complete investment program.

ASSET ALLOCATION RISK. The Fund’s investment performance depends, at least in part, on how its assets are allocated and reallocated among asset classes and strategies. Such allocation could result in the Fund holding asset classes or investments that perform poorly or underperform other asset classes, strategies or available investments.

INVESTMENT STRATEGY-SPECIFIC INVESTMENT-RELATED RISKS

RISKS ASSOCIATED WITH THE VENTURE CAPITAL STRATEGY. Investment by the Fund and Investment Funds in certain companies may involve a high degree of risk in that such companies may be in a relatively early-stage of development with little operating history and with a need for substantial additional capital to support expansion or to achieve or maintain a competitive position.  Such companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and service capabilities, and a larger number of qualified managerial and technical personnel.

The value of equity securities varies in response to many factors.  Factors specific to the company, such as certain decisions by management or loss of a key executive, could result in a decrease in the value of a company’s securities.  Factors specific to the industry in which the company participates, such as increased competition, can have a similar effect.  The value of a company’s stock can also be adversely affected by changes in financial markets generally, such as an increase in interest rates or a decrease in consumer confidence, that are unrelated to the company itself or its industry.

Non-controlling interests are likely to involve risks that are not present in investments that constitute controlling interests.  For example, such investments may not give the Fund or Investment Funds the ability to influence the management of the company or to elect a representative to the company’s board of directors or other governing body.  In addition, the management of the company or its shareholders may have economic or business interests which are inconsistent with those of the Fund or the Investment Funds and they may be in a position to take action contrary to the Fund’s or the Investment Funds’ objectives.

In addition, it is likely that the Fund’s or the Investment Funds’ investments will have limited liquidity since it is unlikely that a public market will exist for such investments.  The Fund and Investment Funds generally will not be able to sell the underlying securities publicly unless the sale is registered under applicable federal and state securities laws, or unless an exemption from such registration requirements is otherwise available.

RISKS OF THE PRIVATE EQUITY STRATEGY. Securities issued by private partnerships investing in private equity and other investments may be more illiquid than securities issued by other funds, generally, because the partnerships’ underlying investments may tend to be less liquid than other types of investments. The eventual success or failure of Private Equity investing ultimately hinges on the ability of the Investment Manager or Underlying Managers to attract and develop a steady flow of quality investment opportunities to analyze.

Generally, little public information exists about privately held companies, and the Investment Manager or Underlying Managers will be required to rely on the ability of their management teams to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. These companies and their financial information will not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If the Investment Manager or Underlying Managers are unable to uncover all material information about these companies, they may not make a fully informed investment decision, and may lose money on these investments.

Substantially all of the securities of privately held companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. See the “RISKS OF SECURITIES ACTIVITIES OF THE INVESTMENT MANAGER - ILLIQUID INVESTMENTS” for a detailed discussion of risks of investing in illiquid securities.

Additionally, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. All of these factors could affect the Fund’s or the Investment Funds’ investment returns.

RISKS OF THE LONG/SHORT EQUITY STRATEGY. The Long/Short Equity strategy primarily involves investments in publicly traded equity instruments in developed countries (generally).  The value of equity securities depends on business, economic and other factors affecting its issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

The Long/Short Equity strategy involves short sales.  A short sale involves the theoretically unlimited risk of an increase in the market price of the security that would result in a theoretically unlimited loss. There can be no assurance that any hedging techniques employed by the Investment Manager or Underlying Managers will be successful or that the hedging employed by the Investment Manager or Underlying Managers will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

RISKS OF THE GLOBAL MACRO/MANAGED FUTURES STRATEGY. The Global Macro/Managed Futures strategy involves positions in the cash, currency, futures and forward markets.  Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency transactions may involve the Fund or the Investment Funds agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. The Fund or the Investment Funds would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Fund or the Investment Funds have contracted to receive in the exchange. The Investment Manager’s or Underlying Managers’ success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

RISKS OF THE CREDIT BASED STRATEGY. The Investment Manager or Underlying Managers may deal in and with restricted or marketable securities and a significant portion of the Fund and the Investment Funds may be invested in restricted securities that may not be registered and for which a market may not be readily available (i.e., not freely traded).

Given liquidity issues, currency risk, credit risk, interest rate risk and geo-political risks, a fund investing in global debt typically experiences significantly more volatility and risk than traditional fixed income funds. Given the markets in which it invests, a significant portion of the Fund and the Investment Funds may be invested in restricted securities that may not be registered and for which a market may not be readily available, and therefore a significant portion of the Fund and the Investment Funds may not be freely traded. Further, an investment in bonds issued by foreign governments or corporations may carry significant geo-political risks, legal risks, currency risks (significant devaluations) and liquidity risks (lack of developed trading markets), among other things.

To mitigate some of these risks, the Investment Manager or Underlying Managers investing in distressed securities may use certain hedging tools, such as “shorting” securities in other portions of the capital structure (e.g., being “long” the high yield debt, distressed securities or global debt position and “short” the issuer’s common stock) in order to mitigate the risk associated with an investment in the company (which may well be highly leveraged). The Investment Manager or Underlying Managers investing in global debt may also attempt to hedge by buying protection for a decline in the native currency or the U.S. dollar in order to mitigate the risk associated with an investment in a particular global debt security. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Investment Manager or Underlying Managers will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

RISKS OF THE EVENT DRIVEN STRATEGY. The Event Driven strategy is research intensive and requires continual review of announced and anticipated events.  In addition, the analysis required differs significantly from conventional securities analysis, and many investors may be ill-equipped to analyze certain types of situations or respond to them in a timely manner.  Event Driven strategies generally incur significant losses when proposed transactions are not consummated.  The consummation of mergers, tender offers, and exchange offers and other significant corporate events can be prevented or delayed by a variety of factors, including: (i) regulatory intervention; (ii) efforts by the target company to pursue a defensive strategy, including a merger with, or a friendly tender offer by, a company other than the offeror; (iii) failure to obtain the necessary shareholder approvals; (iv) adverse market or business conditions resulting in material change or termination of the pending transaction; (v) additional requirements imposed by law; and (vi) inability to obtain adequate financing.

A significant portion of an Event Driven portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available, and therefore a significant portion of the portfolio may not be freely traded. Investments may involve both U.S. and non-U.S. entities and may utilize leverage. The Fund’s or the Investment Funds’ investment in distressed securities may experience significantly more volatility and risk than traditional fixed income funds. Among the risks inherent in investments in distressed securities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers.  Such investments also may be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court's power to disallow, reduce, subordinate or disenfranchise particular claims.  Such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies.  Additionally, the Investment Manager’s or Underlying Managers’ anticipated use of short-term margin borrowings results in certain additional risks to the Fund and the Investment Funds.  For example, should the securities that are pledged to brokers to secure the Investment Manager’s or Underlying Managers’ margin decline in value, or should brokers from which the Investment Manager or Underlying Managers has borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Investment Manager or Underlying Managers could be subject to a "margin call," pursuant to which the Investment Manager or Underlying Managers must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value.  In the event of a precipitous drop in the value of the assets of the Investment Manager or Underlying Managers, the Investment Manager or Underlying Managers might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

There can be no assurance that any hedging techniques employed by the Investment Manager or Underlying Managers will be successful or that the hedging employed by the Investment Manager or Underlying Managers will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Under the Event Driven Strategy, the Investment Manger may employ a merger arbitrage strategy, which is more cyclical than many other strategies, since it requires a supply of corporate mergers and acquisitions to deploy capital.  From time to time, activity within this strategy can be limited. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Investment Manager or Underlying Managers will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Acquisitions sometimes fail because the U.S. government, European Union or some other governmental entity does not approve of aspects of a transaction due to anti-trust concerns, tax reasons, subsequent disagreements between the Acquiror or Target as to management transition or corporate governance matters or changing market conditions.  Accordingly, the key factors in the successful implementation of merger arbitrage are expertise in regulatory areas such as antitrust, tax, and general corporate law; corporate governance; fundamental analysis and valuation; the ability to assess the probability of a successful outcome; and the ability to access superior market intelligence.

Numerous factors, such as the possibility of litigation between the participants in a transaction, the requirement to obtain mandatory or discretionary consents from various governmental authorities or others, or changes in the terms of a transaction either by the initial participants or as a result of the entry of additional participants, make any evaluation of the outcome of an arbitrage situation uncertain; and these uncertainties may be increased by legal and practical considerations that limit the access of the Investment Manager or Underlying Managers to reliable and timely information concerning material developments affecting pending transactions, or that cause delays in the consummation of transactions resulting in an increase of the Fund’s or the Investment Funds’ costs.

RISKS OF THE MULTI-STRATEGY/RELATIVE VALUE STRATEGY. The Multi-Strategy/Relative Value strategy involves investing in one or more strategies that generally maintain positions in which the investment thesis is based on the realization of a valuation discrepancy in the relationship between multiple securities.  Under the Multi-Strategy/Relative Value Strategy, the Investment Manager or Underlying Managers may employ various arbitrage strategies, including but not limited to convertible arbitrage, fixed income arbitrage, volatility arbitrage and statistical arbitrage strategies.

The convertible arbitrage strategy necessitates rigorous analysis to determine the portion of the value of the convertible security that is composed of equity-like elements and the portion that is composed of debt-like elements. The success of the investment activities involving convertible arbitrage will depend on the Investment Manager’s or Underlying Managers’ ability to identify and exploit price discrepancies in the market.  Identification and exploitation of the market opportunities involve uncertainty.  No assurance can be given that the Investment Manager or Underlying Managers will be able to locate investment opportunities or to correctly exploit price discrepancies.  In the event that the perceived mis-pricings underlying the Investment Manager’s or Underlying Managers’ positions were to fail to materialize as expected by the Investment Manager or Underlying Managers, the Fund or the Investment Funds could incur a loss.

The principal risk of a fixed income arbitrage strategy is rising interest rates, which often results in a greater decline in the value of the “long” position versus the increase in value of the “short” position.  In such a case, the Investment Manager or Underlying Managers will either have to provide additional collateral to the investment bank lender or close the position at a loss.  There can be no assurance that any hedging techniques employed by the Investment Manager or Underlying Managers will be successful or that the hedging employed by the Investment Manager or Underlying Managers will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Volatility arbitrage often relies on extensive quantitative modeling, volatility estimation and proprietary in-house trading models.  There can be no assurance that any hedging techniques employed by the Investment Manager or Underlying Managers will be successful or that the hedging employed by the Investment Manager or Underlying Managers will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Statistical arbitrage can involve large transaction costs because of the need to simultaneously buy and sell many different stocks and futures, and so leverage is often applied.  In addition, sophisticated computer programs are typically needed to keep track of the large number of stocks and futures involved.  While statistical arbitrage typically relies on quantitative, computer-driven models, some subjective investment decisions are required of the Investment Manager or Underlying Managers when selecting securities to be “long” and “short.”  There can be no assurance that any hedging techniques will be successful or that the hedging employed by the Investment Manager or Underlying Managers will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

While the Investment Manager or Underlying Managers that employ volatility arbitrage and statistical arbitrage intend to use "good faith" efforts to carry out such calculations and such programs correctly implement these strategies, there can be no assurance that they will prove successful in doing so.  In addition, whether or not such calculations or programs relate to a substantial portion of the investment portfolio of the Fund or the Investment Funds, any errors in this regard could have a material adverse effect on the Fund or the Investment Funds.

Volatility arbitrage and statistical arbitrage strategies are dependent upon various computer and telecommunications technologies.  The successful deployment of these strategies, the implementation and operation of these strategies and any future strategies, and various other critical activities of the Investment Manager or Underlying Managers on behalf of the Fund or the Investment Funds could be severely compromised by telecommunications failures, power loss, software-related "system crashes," fire or water damage, or various other events or circumstances.  The Investment Manager or Underlying Managers may not provide comprehensive and foolproof protection against all such events (whether because they believe such to be impractical or prohibitively expensive in terms of financial expenditures and/or scheduling delays, or for other reasons), and are not expected to secure such comprehensive or foolproof protection.  Any event that interrupts the Investment Manager’s or Underlying Managers’ computer and/or telecommunications operations, however, could result in, among other things, the inability to establish, modify, liquidate, or monitor the Fund's or the Investment Funds’ investment portfolio, and, for those and other reasons, could have a material adverse effect on the operating results, financial condition, activities, and prospects of the Fund or the Investment Funds.

RISKS OF THE SHORT-TERM LIQUIDITY MANAGEMENT STRATEGY. The Fund or the Investment Funds may invest in money market instruments or purchase shares of money market mutual funds or other short duration fixed income funds pending investment of its assets in equity securities, funds or non-money market debt securities, or to maintain such liquidity as may be necessary to effect repurchases of shares from shareholders or for other purposes. Money market instruments are high quality, short-term debt obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker's acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation. In lieu of purchasing money market instruments, the Fund or the Investment Funds may purchase shares of money market mutual funds that invest primarily in U.S. government securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.

It is possible that the U.S. government would not provide financial support to its agencies or instrumentalities if it were not required to do so by law. If a U.S. government agency or instrumentality in which the Fund or the Investment Funds invest defaults and the U.S. government does not stand behind the obligation, the Fund's or the Investment Funds’ share price or yield could fall. The U.S. government's guarantee of ultimate payment of principal and timely payment of interest of the U.S. government Securities owned by the Fund or the Investment Funds do not imply that the Fund's or the Investment Funds’ shares are guaranteed by the Federal Deposit Insurance Corporation or any other government agency, or that the price of the Fund's or the Investment Funds’ shares will not continue to fluctuate.

RISKS OF SECURITIES ACTIVITIES OF THE INVESTMENT MANAGER

EQUITY SECURITIES. The Fund’s and the Investment Funds’ portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. The Investment Manager or Underlying Managers also may invest in depositary receipts relating to non-U.S. securities, which are subject to the risks affecting investments in foreign issuers discussed under “NON-U.S. INVESTMENTS” below. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

SHORT POSITIONS. Short positions may comprise a significant portion of the Fund’s or Investment Funds’ overall portfolio. In short selling, the Fund or Investment Fund will sell securities it does not own by borrowing such securities from a third party, such as a broker-dealer. The Fund or Investment Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow a security, the Fund or Investment Fund also may be required to pay a premium, which would increase the cost of the security sold. Short positions may be held for both profit opportunities and for hedging purposes. The Investment Manager or Underlying Managers may from time to time engage in short sales for the Fund or Investment Funds in an approach known as “pairs trading,” where the Fund or Investment Fund combines a long position in a particular security with a short position in a similar security in the same or related industry or sector. Pairs trading may be undertaken for speculative and/or hedging purposes and may be weighted toward either the long or short side of the position. The Investment Manager or Underlying Managers may from time to time also make short sales “against the box”, where the Fund or Investment Funds retain a long position in the same security. Short sales that are not “against the box” involve a form of investment leverage, and the amount of the Fund’s or the Investment Funds’ loss on a short sale is potentially unlimited. At any particular time, the Fund’s or the Investment Funds’ portfolio overall may be “net long” (i.e., the value of long positions, at cost, will be greater than the net exposure on short positions) or “net short” (net exposure on short positions will be greater than the value of long positions).

ILLIQUID INVESTMENTS. The Investment Manager or Underlying Managers may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and the Investment Manager or Underlying Managers may not be able to sell them when the Investment Manager or Underlying Mangers desire to do so or to realize what the Investment Manager or Underlying Managers perceive to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over the counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

FOREIGN CURRENCY TRANSACTIONS. The Global Macro Strategy involves positions in the cash, currency, futures and forward markets.  The Fund or Investment Funds may engage in foreign currency transactions for a variety of purposes, including “locking in” the U.S. dollar price of a security between trade and settlement date, or hedging the U.S. dollar value of securities held in the Fund or Investment Funds. The Fund or Investment Funds may also engage in foreign currency transactions for non-hedging purposes to generate returns.

Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency transactions may involve the Fund or Investment Funds agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. The Fund or Investment Funds would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Fund or Investment Funds have contracted to receive in the exchange. The Investment Manager’s or Underlying Managers’ success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

The Fund or Investment Funds may enter into forward contracts for hedging and non-hedging purposes in pursuing its investment objective. Forward contracts are transactions involving an obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Investment Manager or Underlying Managers anticipate purchasing or selling a non-U.S. security. This technique would allow the Investment Manager or Underlying Managers to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an existing holding of non-U.S. securities. Imperfect correlation may exist, however, between the non-U.S. securities holdings of the Fund or the Investment Funds, and the forward contracts entered into with respect to those holdings. In addition, forward contracts may be used for non-hedging purposes, such as when the Investment Manager or Underlying Managers anticipate that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the applicable investment portfolio. Generally, the Fund or Investment Funds are subject to no requirement that they hedge all or any portion of their exposure to non-U.S. currency risks, and there can be no assurance that hedging techniques will be successful if used.

HIGH YIELD SECURITIES RISK. High yield securities (commonly referred to as “junk bonds”) are below investment grade debt securities or comparable unrated securities and are considered predominantly speculative. Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Changes in economic conditions are also more likely to lead to a weakened capacity to make principal payments and interest payments. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund’s NAV to the extent that it invests in such securities. In addition, the Fund or the Investment Funds may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

High yield debt securities generally trade at discounts (sometimes substantial discounts) to par value because many investors are either prohibited from, or willingly avoid, investing due to the complexity of determining the securities’ true risk/reward profile. Accordingly, Credit-Based Sub-Manager Funds investing in high yield debt typically experience significantly more volatility and risk than traditional fixed income Sub-Manager Funds.  For example, non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities.

DISTRESSED SECURITIES. Certain of the companies in whose securities the Fund or the Investment Funds may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic factors affecting a particular industry or specific developments within the companies.

Such investments can result in significant or even total losses. In addition, the markets for distressed investment assets are frequently illiquid.

In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund or Investment Funds of the security in respect to which such distribution was made.

In certain transactions, the Fund or the Investment Funds may not be “hedged” against market fluctuations, or, in liquidation situations, may not accurately value the assets of the company being liquidated. This can result in losses, even if the proposed transaction is consummated.

NON-U.S. INVESTMENTS. The Fund or the Investment Funds may invest in securities of non-U.S. companies and countries. Foreign obligations have risks not typically involved in domestic investments. Foreign investing can result in higher transaction and operating costs for the Fund or the Investment Funds. Foreign issuers are not subject to the same accounting and disclosure requirements to which U.S. issuers are subject and consequently, less information may be available to investors in companies located in such countries than is available to investors in companies located in the United States. The value of foreign investments may be affected by reduced levels of governmental exchange control regulations; foreign withholding taxes; reduced liquidity in foreign markets; fluctuations in the rate of exchange between currencies and costs associated with currency conversions; the potential difficulty in repatriating funds; expropriation or nationalization of a company’s assets; delays in settlement of transactions; other jurisdictions imposing restrictions on investments; changes in governmental economic or monetary policies in the United States or abroad; or other political and economic factors. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad.

Securities of issuers in emerging and developing markets present risks not found in securities of issuers in more developed markets. Securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Fund might not receive the proceeds of a sale of a security on a timely basis. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems.

In June 2016, voters in the United Kingdom (“UK”) approved a referendum to leave the European Union (“EU”), commonly referred to as “Brexit”. The UK left the EU on January 31, 2020. It began a transition period in which to negotiate a new trading relationship for goods and services that ended on December 31, 2020. On January 1, 2021, the UK left the EU Single Market and Customs Union, as well as all EU policies and international agreements. On December 24, 2020, the UK and EU agreed to a trade deal with no tariffs or quotas on products, regulatory and customs cooperation mechanisms as well as provisions ensuring a level playing field for open and fair competition. The UK and EU plan to put in place a regulatory dialogue on financial systems based on a separate memorandum of understanding by March 2021. Since the referendum, there have been periods of significant volatility in the global stock markets and currency exchange rates, as well as challenging market conditions in the UK. At this time, the impact that the trade deal and any future agreements on services, particularly financial services, will have on the Fund or the Investment Funds cannot be predicted, and it is possible that the new terms may adversely affect the Fund or the Investment Funds. Brexit also may cause additional member states to contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets. As a result, markets in the UK, Europe and globally could experience increased volatility and illiquidity, and potentially lower economic growth which in return could potentially have an adverse effect on the value of the Fund’s or the Investment Funds’ investments.

COMMODITIES. The Fund or the Investment Funds may purchase or sell derivatives, securities or other instruments that provide exposure to commodities. The Fund’s or the Investment Funds’ investments in commodities-related instruments may subject the Fund or the Investment Funds to greater volatility than investments in traditional securities. The value of commodity-related instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. An unexpected surplus of a commodity caused by one of the aforementioned factors, for example, may cause a significant decrease in the value of the commodity (and a decrease in the value of any investments directly correlated to the commodity). Conversely, an unexpected shortage of a commodity caused by one of the aforementioned factors may cause a significant increase in the value of the commodity (and a decrease in the value of any investments inversely correlated to that commodity). The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. The Fund or the Investment Funds may focus their commodity-related investments in a particular sector of the commodities market (such as gold, oil, metal or agricultural products). As a result, to the extent the Fund or the Investment Funds focus investments in a particular sector of the commodities market, the Fund or the Investment Funds may be more susceptible to risks associated with those sectors, including the risk of due to adverse economic, business or political developments affecting a particular sector.

MEZZANINE DEBT. Mezzanine securities generally are rated below investment grade and frequently are unrated and present many of the same risks as senior loans, second lien loans and non-investment grade bonds. However, unlike senior loans and second lien loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine securities also may often be unsecured. Mezzanine securities therefore are subject to additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled obligation after giving effect to any senior obligations of the related borrower. Mezzanine securities are also expected to be a highly illiquid investment. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.

ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. The Fund or the Investment Funds may invest in asset-backed investments that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period. These could include assets such as unsecured consumer or other receivables, credit card receivables, trade receivables, equipment leases, and other assets that produce streams of payments. Asset backed exposures are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those outstanding liability, the Fund or the Investment Funds will incur losses. In addition, asset-backed exposures entail prepayment risk that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed investments present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Fund or the Investment Funds with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these investments.

BONDS AND OTHER FIXED INCOME SECURITIES. The Fund or the Investment Funds may invest in bonds and other fixed income securities, both U.S. and non- U.S., and may take short positions in these securities. The Fund or the Investment Funds will invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; U.S. government securities or debt securities issued or guaranteed by a non-U.S. government; municipal securities; and mortgage-backed and asset backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

INTEREST RATE RISK. The Fund and the Investment Funds are subject to the risks of changes in interest rates. A decline in interest rates could reduce the amount of current income the Fund or the Investment Funds are able to achieve from interest on fixed-income securities, convertible debt and the proceeds of short sales. An increase in interest rates could reduce the value of any fixed income securities and convertible securities owned by the Fund or the Investment Funds. To the extent that the cash flow from a fixed income security is known in advance, the present value (i.e., discounted value) of that cash flow decreases as interest rates increase; to the extent that the cash flow is contingent, the dollar value of the payment may be linked to then prevailing interest rates. Moreover, the value of many fixed income securities depends on the shape of the yield curve, not just on a single interest rate. Thus, for example, a callable cash flow, the coupons of which depend on a short rate such as the three-month London Interbank Offered Rate (“LIBOR”), may shorten (i.e., be called away) if the long rate decreases. In this way, such securities are exposed to the difference between long rates and short rates. The Fund or the Investment Funds may also invest in floating rate securities. The value of these investments is closely tied to the absolute levels of such rates, or the market’s perception of anticipated changes in those rates. This introduces additional risk factors related to the movements in specific interest rates that may be difficult or impossible to hedge, and that also interact in a complex fashion with prepayment risks.

The Fund’s or the Investment Funds’ investments, interest payment obligations and financing terms may be based on floating rates, such as LIBOR. On July 27, 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies.

SMALL CAPITALIZATION ISSUERS. The Fund or the Investment Funds may invest in smaller capitalization companies, including micro-cap companies. Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, as these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

* * *

LIMITS OF RISK DISCLOSURES. The above discussions of the various risks that are associated with the Fund and its Shares and the related discussion of risks in the SAI include the material risks involved with an investment in the Fund of which the Fund is currently aware. Prospective investors should read this entire Prospectus and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund will be successful or that the Fund will achieve its investment objective.

GLOBAL CAPITAL OPPORTUNITIES, L.P. PERFORMANCE

Simultaneous with the Fund’s Commencement of Operations, Global Capital Opportunities, L.P. (the “Predecessor Fund”) reorganized with and into the Fund. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund and at the time of the conversion of the Predecessor Fund was managed by the same Investment Manager and portfolio managers as the Fund.

The Predecessor Fund commenced operations on July 25, 2007. The Predecessor Fund’s general partner is Advanced Capital Intelligence, LLC, an affiliate of the Investment Manager, and the Predecessor Fund’s investment adviser is the Investment Manager. The performance quoted below is that of the Predecessor Fund and reflects the fees and expenses incurred by the Predecessor Fund. The performance returns of the Predecessor Fund are unaudited and are calculated by the Investment Manager on a total return basis. After-tax performance returns are not included for the Predecessor Fund. The Predecessor Fund was a privately placed fund and was not registered under the Investment Company Act and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act and the Code, which, if applicable, may have adversely affected its performance.

Past performance is no indication of future returns.

AVERAGE ANNUAL RETURNS
January 1, 2009 – December 31, 2019

	1 Year	5 Years	10 Years
Predecessor Fund	18.35%	7.25%	7.83%

QUARTERLY PERFORMANCE (%) NET OF FEES

	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
2009	0.22%	11.36%	5.84%	7.06%
2010	7.04%	-7.84%	6.53%	6.37%
2011	4.51%	-0.79%	-7.73%	1.07%
2012	10.60%	-2.21%	3.73%	0.59%
2013	3.98%	-0.64%	4.33%	6.70%
2014	1.80%	5.03%	0.78%	-1.13%
2015	1.55%	0.46%	-3.74%	2.60%
2016	2.76%	1.31%	1.75%	-2.35%
2017	4.49%	3.93%	3.98%	3.47%
2018	0.96%	1.05%	3.39%	-6.58%
2019	7.23%	2.27%	0.26%	7.58%

This information does not indicate how the Fund has performed or will perform in the future. Performance will vary based on many factors, including market conditions, the composition of the Fund’s holdings and the Fund’s expenses. Investments held by the Fund will not be identical to the investments of the Predecessor Fund reflected in the returns shown. The returns were calculated using the SEC standard methodology. The prior performance information represents the historical performance for the Predecessor Fund and is not the Fund’s performance or indicative of the Fund’s future performance.

MANAGEMENT OF THE FUND

THE BOARD OF TRUSTEES. The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Shareholders. A majority of the Board is and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”). To the extent permitted by the Investment Company Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the applicable fund, any committee of such board, or service providers. See “BOARD OF TRUSTEES AND OFFICERS” in the Fund’s SAI for the identities of the Trustees and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.

THE INVESTMENT MANAGER. Aspiriant, LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is located at 11100 Santa Monica Blvd., Suite 600, Los Angeles, California and is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. As of December 31, 2020, the Investment Manager and its affiliates had assets under management of approximately $11.5 billion.

The Investment Manager and its affiliates may in the future serve as an investment manager or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the investment program of the Fund. See “CONFLICTS OF INTEREST.”

PORTFOLIO MANAGERS.

John Allen, CFA, is Chief Investment Officer (“CIO”) at the Investment Manager. Mr. Allen joined the Investment Manager as CIO in 2014. Prior to joining the Investment Manager he was a senior member of the client service team at Grantham, Mayo, Van Otterloo (“GMO”) from 2009 to 2014. Prior to joining GMO, Mr. Allen was Head of Investments at a large family office. He began working in the financial services industry in the investment banking department at Donaldson, Lufkin & Jenrette and business consulting practice of Stern Stewart & Company. Mr. Allen is a graduate of the University of Virginia.

Marc Castellani, CFA, CAIA, CIMA, is Managing Director of Investment Strategy & Research at the Investment Manager. Mr. Castellani joined the Investment Manager in 2015. Prior to joining the Adviser, he worked at J.P. Morgan Private Bank in Los Angeles from 2012 to 2015. Prior to joining J.P. Morgan Private Bank, he worked at U.S. Trust from 2010 to 2012. Previously, Mr. Castellani was a senior investment banker in the Merger and Acquisitions departments of J.P. Morgan and Banc of America Securities. He began his career in the financial services industry as an Associate in the corporate finance advisory practice of Stern Stewart & Company. Mr. Castellani is a graduate of Cornell University and holds a M.B.A from the University of Rochester.

THE INVESTMENT MANAGEMENT AGREEMENT. The Investment Management Agreement between the Investment Manager and the Fund became effective as of [April 1, 2021], and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “VOTING.” The Investment Management Agreement will terminate automatically if assigned (as defined in the Investment Company Act), and is terminable at any time without penalty upon sixty (60) days’ written notice to the Fund by either the Board or the Investment Manager.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Investment Manager and any partner, director, officer or employee of the Investment Manager, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Investment Manager, or any partner, director, officer or employee of the Investment Manager, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

INVESTMENT MANAGEMENT FEE

The Fund pays to the Investment Manager an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Investment Manager to the Fund. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a quarterly Investment Management Fee equal to 0.50% on an annualized basis of the Fund’s net assets as of each quarter-end. The Investment Management Fee will be paid to the Investment Manager before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. NAV means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund.

The Investment Manager has entered into an investment management fee limitation agreement (the “Management Fee Limitation Agreement”) with the Fund, whereby the Investment Manager has agreed to waive 0.40% of its Investment Management Fee. The Management Fee Limitation Agreement is in effect for one year from the Commencement of Operations and will automatically renew for consecutive one-year terms thereafter (each, a “Current Term”). Neither the Fund nor the Investment Manager may terminate the Management Fee Limitation Agreement during a Current Term. The Investment Management Fee is paid to the Investment Manager before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.

ADMINISTRATIVE SERVICES AGREEMENT

The administrative services agreement (the “Administrative Services Agreement”) between the Investment Manager and the Fund became effective as of the commencement of operations of the Fund, and will continue in effect for an initial two-year term. Thereafter, the Administrative Services Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees of the Fund. The Administrative Services Agreement will terminate automatically if assigned (as defined in the Investment Company Act), and is terminable at any time without penalty upon no less than sixty (60) days’ written notice to the Fund by either the Board or the Investment Manager.

Pursuant to the Administrative Services Agreement with the Fund, the Investment Manager is entitled to 0.10% on an annualized basis of the Fund’s net assets as of each quarter-end for providing administrative services to the Fund. Such services include the review of shareholder reports and other filings with the SEC; oversight of the Fund’s primary service providers; periodic due diligence reviews of the Fund’s primary service providers; coordination and negotiation of all of the contracts and pricing relating to the Fund’s primary service providers with the advice of Fund counsel; providing information to the Board relating to the review and selection of the Fund’s primary service providers; and all such other duties or services necessary for the appropriate administration of the Fund that are incidental to the foregoing services.

DISTRIBUTOR

UMB Distribution Services, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the Shares of the Fund and is located at 235 W. Galena Street, Milwaukee, Wisconsin. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Under a Distribution Agreement with the Fund, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Investment Manager, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote Shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Fund for its distribution services. The Investment Manager pays the Distributor a fee for certain distribution-related services.

Pursuant to the Distribution Agreement, the Distributor is solely responsible for its costs and expenses incurred in connection with its qualification as a broker-dealer under state or federal laws. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities. Specifically, the Distribution Agreement provides that the Fund shall indemnify, defend and hold the Distributor, its affiliates and each of their respective members, managers, directors, officers, employees, representatives and any person who controls or previously controlled the Distributor (collectively, the “Distributor Indemnitees”), free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages or expenses and any reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) that any Distributor Indemnitee may incur arising out of or relating to (i) the Distributor serving as distributor of the Fund; (ii) the Fund’s breach of any of its obligations, representations, warranties or covenants; (iii) the Fund’s failure to comply with any applicable securities laws or regulations; or (iv) any claim that the registration statement, prospectus, shareholder reports, sales literature and advertising materials or other information filed or made public by the Fund (as from time to time amended) include or included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, provided, however, that the Fund’s obligation to indemnify any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the registration statement, prospectus, annual or interim report, or any such advertising materials or sales literature in reliance upon and in conformity with information relating to the Distributor and furnished to the Fund by the Distributor in writing and acknowledging the purpose of its use. In no event shall anything contained in the Distribution Agreement be so construed as to protect the Distributor against any liability to the Fund or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations.

The Investment Manager and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the servicing of Shareholders and/or the Fund. These payments will be made out of the Investment Manager’s and/or affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. Contact your financial intermediary for details about revenue sharing payments it receives or may receive.

The following table summarizes the compensation payable to the Distributor or in connection with this offering.

Agreement	Fees	Maximum Fee
Distribution Agreement	Distribution Services(1)	N/A(2)

(1)	The Distributor is compensated by the Investment Manager (and not the Fund) for providing certain distribution services, including out-of-pocket expenses. The fee is subject to a minimum annual fee of $15,000.
(2)	Paid by the Investment Manager and not the Fund.

ADMINISTRATION

The Fund has retained the Administrator, UMB Fund Services, Inc., whose principal business address is 235 West Galena Street, Milwaukee, WI 53212, to provide administrative services, and to assist with operational needs. The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”). The Administrator is responsible directly or through its agents for, among other things, providing the following services to each of the Fund; (1) maintaining a list of Shareholders and generally performing all actions related to the issuance and repurchase of Shares of the Fund, if any, including delivery of trade confirmations and capital statements; (2) providing certain administrative, clerical and bookkeeping services; (3) providing transfer agency services, and accounting services; (4) computing the NAV of the Fund in accordance with U.S. generally accepted accounting principles (“GAAP”) and procedures defined in consultation with the Investment Manager; (5) overseeing the preparation of semi-annual and annual financial statements of the Fund in accordance with GAAP, quarterly reports of the operations of the Fund and information required for tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund. The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Investment Manager.

The Fund pays the Administrator an annual fee beginning at 0.04% of the Fund's net assets and decreasing as net assets reach certain levels.

In consideration for these services, the Fund pays the Administrator a minimum quarterly administration fee of $12,500, or $50,000 on an annualized basis (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator also is reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund and receives a fee for transfer agency services. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

The Administration Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Administrator and any partner, director, officer or employee of the Administrator, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of administration services for the Fund. The Administration Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund to the Administrator, or any partner, director, officer or employee of the Administrator, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

CUSTODIAN

UMB Bank, n.a. (the “Custodian”), an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Investment Manager or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1010 Grand Blvd., Kansas City, MO 64106.

FUND EXPENSES

The Fund will pay all of its expenses. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the offering and issuance of Shares; all fees and expenses reasonably incurred in connection with the operation of the Fund; all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, and enforcing the Fund’s rights in respect of such investments; quotation or valuation expenses; the Investment Management Fee, the Administrative Services Fee and the Administration Fee; brokerage commissions; interest and fees on any borrowings by the Fund; professional fees; research expenses (including, without limitation, expenses of consultants who perform fund manager due diligence research); fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of Shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund; bank services fees; costs and expenses relating to any amendment of the Agreement and Declaration of Trust or other organizational documents of the Fund; expenses of preparing, amending, printing, and distributing the Prospectus and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Shareholders, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders’ meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; shareholder recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board who are not employees of the Investment Manager or its affiliates; insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund. The Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

“Extraordinary Expenses” means all expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the rights against any person or entity; costs and expenses for indemnification or contribution payable to any person or entity; expenses of a reorganization, restructuring or merger, as applicable; expenses of holding, or soliciting proxies for, a meeting of shareholders (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian, transfer agent or escrow agent.

The Investment Manager will bear all of its expenses and costs incurred in providing investment advisory services to the Fund, including travel and other expenses related to the selection and monitoring of investments. In addition, the Investment Manager is responsible for the payment of the compensation and expenses of those officers of the Fund affiliated with the Investment Manager, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Fund will bear directly certain ongoing offering costs associated with any periodic offers of Shares which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the Shareholders.

The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund that are credited to Shareholders.

VOTING

Each Shareholder will have the right to cast a number of votes, based on the value of such Shareholder’s Shares, at any meeting of Shareholders called by the Board. Except for the exercise of such voting privileges, Shareholders will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

CONFLICTS OF INTEREST

The Fund may be subject to a number of actual and potential conflicts of interest.

The Investment Manager and its affiliates engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Investment Manager and its affiliates may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities. In addition, the Investment Manager, its affiliates and their respective clients may themselves invest in securities that would be appropriate for the Fund. By acquiring Shares, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest.

Although the Investment Manager and its affiliates will seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Investment Manager and its affiliates will be appropriate for the Fund or will be referred to the Fund. The Investment Manager and its affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Investment Manager and its affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Investment Manager or its affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, each of the Fund and the Investment Manager have adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics are available on the EDGAR Database on the SEC’s website at https://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov.

OUTSTANDING SECURITIES

As of the date of this Prospectus, there were no outstanding Shares of the Fund.

TENDER OFFERS/OFFERS TO REPURCHASE

A substantial portion of the Fund’s investments are illiquid. For this reason, the Fund is structured as a closed-end fund, which means that the Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares.

At the discretion of the Board and provided that it is in the best interests of the Fund and the Shareholders to do so, the Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers generally quarterly with a Valuation Date (as defined below) on or about March 31, June 30, September 30 and December 31 of each year.

The Board will consider the following factors, among others, in making its determination for the Fund to make each repurchase offer:

●	the recommendation of the Investment Manager;

●	whether any Shareholders have requested to tender Shares or portions thereof to the Fund;

●	the liquidity of the Fund’s assets (including fees and costs associated with withdrawing from investments);

●	the investment plans and working capital requirements of the Fund;

●	the relative economies of scale with respect to the size of the Fund;

●	the history of the Fund in repurchasing Shares or portions thereof;

●	the availability of information as to the value of the Fund’s assets;

●	the economic condition of the securities markets and the economy generally as well as political, national or international developments or current affairs; and

●	the anticipated tax consequences to the Fund of any proposed repurchases of Shares or portions thereof.

Each repurchase offer ordinarily will be limited to the repurchase of approximately 5% of the Fund’s Shares but the Board will set an amount based on relevant factors, including the liquidity of the Fund’s positions and the Shareholders’ desire for liquidity. A Shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the Shareholder’s purchase of the Shares.

Shares will be repurchased at their NAV determined as of approximately March 31, June 30, September 30 and December 31, as applicable (each such date, a “Valuation Date”). Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately 95 days prior to the Valuation Date. Shareholders who tender may not have all of the tendered Shares repurchased by the Fund. If over-subscriptions occur, the Fund may elect to repurchase less than the full amount that a Shareholder requests to be repurchased. In such an event, the Fund may repurchase only a pro rata portion of the amount tendered by each Shareholder.

The decision to offer to repurchase Shares is in the complete and absolute discretion of the Board, which may, under certain circumstances, elect not to offer to repurchase Shares. In certain circumstances, the Board may require a Shareholder to tender its Shares.

A Shareholder who tenders for repurchase only a portion of their Shares in the Fund will be required to maintain a minimum account balance of $25,000. If a Shareholder tenders a portion of their Shares and the repurchase of that portion would cause the Shareholder’s account balance to fall below this required minimum (except as a result of pro ration), the Fund reserves the right to reduce the portion of the Shares to be purchased from the Shareholder so that the required minimum balance is maintained. Such minimum capital account balance requirement may also be waived by the Board in its sole discretion, subject to applicable federal securities laws.

TENDER/REPURCHASE PROCEDURES

Due to liquidity restraints associated with the Fund’s investments in Investment Funds, it is presently expected that, under the procedures applicable to the repurchase of Shares, Shares will be valued as of the applicable Valuation Date. The Fund will generally pay the value of the Shares repurchased (or as discussed below, 95% of such value if all Shares owned by a Shareholder are repurchased) within approximately 45 days after the Valuation Date. This amount will be subject to adjustment within 45 days after completion of the annual audit of the Fund’s financial statements for the fiscal year in which the repurchase is effective. Shares may be repurchased prior to Investment Fund audits. To mitigate any effects of this, if all Shares owned by a Shareholder are repurchased, the Shareholder will receive an initial payment equal to 95% of the estimated value of the Shares (after adjusting for fees, expenses, reserves or other allocations or redemption charges) within approximately 45 days after the Valuation Date, subject to audit adjustment, and the balance due will be determined and paid within 45 days after completion of the Fund’s annual audit.

Under these procedures, Shareholders will have to decide whether to tender their Shares for repurchase without the benefit of having current information regarding the value of the Shares as of the Valuation Date. The Shareholder may inquire of the Fund, at the telephone number indicated within this Prospectus, as to the value of the Shares last determined. In addition, there will be a substantial period of time between the date as of which the Shareholders must tender the Shares and the date they can expect to receive payment for their Shares from the Fund. However, promptly after the expiration of a repurchase offer, Shareholders whose Shares are accepted for repurchase may be given non-interest bearing, non-transferable promissory notes by the Fund representing the Fund’s obligation to pay for repurchased Shares. Any promissory notes will be held by the Administrator and can be provided upon request by calling UMB Fund Services, Inc. at (877) 997-9971. Payments for repurchased Shares may be delayed under circumstances where the Fund has determined to redeem its interest in Investment Funds to make such payments, but has experienced delays in receiving payments from such Investment Funds.

Repurchase of Shares by the Fund are subject to certain regulatory requirements imposed by SEC rules. Notwithstanding the foregoing, the Fund may postpone payment of the repurchase price and may suspend repurchases during any period or at any time.

In accordance with the terms and conditions of the Agreement and Declaration of Trust, the Fund may cause a mandatory repurchase or redemption of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, in the event that the Board determines or has reason to believe, in its sole discretion, that: (i) its Shares have been transferred to, or has vested in, any person, by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of a Shareholder; (ii) ownership of the Shares by such Shareholder or other person will cause the Fund to be in violation of, or subject the Fund or the Investment Manager to additional registration or regulation under the securities, commodities, or other laws of the United States or any other jurisdiction; (iii) continued ownership of the Shares by such Shareholders may be harmful or injurious to the business or reputation of the Fund or the Investment Manager, or may subject the Fund or any Shareholders to an undue risk of adverse tax or other fiscal consequences; (iv) any representation or warranty made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true, or the Shareholder has breached any covenant made by it in connection with the acquisition of Shares; or (v) it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Shares in circumstances where the Board determines that doing so is in the best interests of the Fund in a manner as will not discriminate unfairly against any Shareholder.

TRANSFERS OF SHARES

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Unless counsel to the Fund confirms that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation, the Board generally will not consider consenting to a transfer of Shares unless the transfer is: (i) one in which the tax basis of the Shares in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Shareholder (e.g., certain transfers to affiliates, gifts and contributions to family entities); (ii) to members of the transferring Shareholder’s immediate family (siblings, spouse, parents, or children); or (iii) a distribution from a qualified retirement plan or an individual retirement account.

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See “INVESTOR QUALIFICATIONS.” Notice of a proposed transfer of a Share must also be accompanied by a properly completed investor application in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer of Shares by a Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, the balance of the account of each of the transferee and transferor is less than $25,000. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to transfer the Shares in accordance with the terms of the Agreement and Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Agreement and Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Investment Manager, and each other Shareholder, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Agreement and Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

ANTI-MONEY LAUNDERING

If the Fund, the Investment Manager or any governmental agency believes that the Fund has sold Shares to, or is otherwise holding assets of, any person or entity that is acting, directly or indirectly, in violation of U.S., international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected of engaging in corruption, the Fund, the Investment Manager or such governmental agency may freeze the assets of such person or entity invested in the Fund or suspend the repurchase of Shares. The Fund may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases without prior notice to the investor.

CREDIT FACILITY

The Fund may enter into one or more credit agreements or other similar agreements negotiated on market terms (each, a “Borrowing Transaction”) with one or more banks or other financial institutions which may or may not be affiliated with the Investment Manager (each, a “Financial Institution”) as chosen by the Investment Manager and approved by the Board. The Fund may borrow under a credit facility for a number of reasons, including without limitation, to pay fees and expenses, and to satisfy certain repurchase offers in a timely manner to ensure liquidity for the investors. To facilitate such Borrowing Transactions, the Fund may pledge its assets to the Financial Institution.

CALCULATION OF NET ASSET VALUE

GENERAL

The Fund calculates its NAV as of the close of business on the last day of each quarter and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board. Shareholders will receive the estimated NAV of the Fund, free of charge upon request.

The Valuation Committee will oversee the valuation of the Fund’s investments on behalf of the Fund. The Board has approved valuation procedures for the Fund (the “Valuation Procedures”). The Valuation Procedures provide that the Fund will value its investments in direct investments and Investment Funds at fair value.

In accordance with the Valuation Procedures, fair value as of each quarter-end or other applicable accounting periods, as applicable, ordinarily will be the value determined as of such date by each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from the Investment Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the event that the Investment Fund does not report a quarter-end value to the Fund on a timely basis, the Fund will determine the fair value of such Investment Fund based on the most recent final or estimated value reported by the Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values are expected to reasonably reflect market values of securities when available or fair value as of the Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the Underlying Manager of an Investment Fund.

Prior to the Fund investing in any Investment Fund, the Investment Manager will conduct a due diligence review of the valuation methodologies utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise will utilize principles of fair value that the Investment Manager reasonably believe to be consistent, in all material respects, with those used by the Fund in valuing its own investments. Although the Valuation Procedures provide that the Investment Manager will review the valuations provided by the Underlying Managers to the Investment Funds, none of the Board or the Investment Manager will be able to confirm independently the accuracy of valuations provided by such Underlying Managers, which may be unaudited.

The Fund’s Valuation Procedures require the Investment Manager to take reasonable steps in light of all relevant circumstances to value the Fund’s portfolio. The Investment Manager will consider such information, and may conclude in certain circumstances that the information provided by an Underlying Manager does not represent the fair value of the Fund’s interests in the Investment Fund. Although redemptions of interests in Investment Funds are subject to advance notice requirements, Investment Funds will typically make available NAV information to holders which will represent the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, the Investment Manager will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the Underlying Manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with U.S. generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Investment Fund. In other cases, as when an Investment Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in Investment Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the Investment Fund. Any such decision will be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Underlying Managers, upon which the Fund calculates its quarter-end NAV and the NAV of each Share, may be subject to later adjustment or revision, based on information reasonably available at that time. For example, any “estimated” values from Investment Funds may be revised and fiscal year-end NAV calculations of the Investment Funds may be audited by their independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the NAV of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares in the Fund repurchased at a NAV calculated prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Shareholders under certain circumstances. As a result, to the extent that such subsequently adjusted valuations from the Underlying Managers or revisions to the NAV of an Investment Fund adversely affect the Fund’s NAV, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a NAV lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

The Valuation Procedures provide that, where deemed appropriate by the Investment Manager and consistent with the Investment Company Act, investments in Investment Funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund’s investment will be revalued in a manner that the Investment Manager, in accordance with the Valuation Procedures, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the Valuation Procedures utilized by the Investment Manager is fair to the Fund and consistent with applicable regulatory guidelines.

To the extent the Fund invests in securities or other instruments that are not investments in Investment Funds, the Fund will generally value such assets as described below. Securities traded (1) on one or more of the U.S. national securities exchanges or the OTC Bulletin Board will be valued at their last sales price, and (2) on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Securities traded on NASDAQ for which the NOCP is not available will be valued at the mean between the closing bid and asked prices in this market. Securities traded on a foreign securities exchange generally will be valued at their closing prices on the exchange where such securities are primarily traded and translated into U.S. dollars at the current exchange rate. If an event occurs between the close of the foreign exchange and the computation of the Fund’s NAV that would materially affect the value of the security, the value of such a security will be adjusted to its fair value. Except as specified above, the value of a security, derivative, or synthetic security that is not actively traded on an exchange shall be determined by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models, or combinations of these. The Investment Manager will monitor the value assigned to each security by the pricing service to determine if they believe the value assigned to a security is correct. If the Investment Manager believes that the value received from the pricing service is incorrect, then the value of the security will be its fair value as determined in accordance with the Valuation Procedures.

Debt securities will be valued in accordance with the Valuation Procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Investment Manager, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Board to represent fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Investment Manager and/or the Board, in consultation with the Administrator, will reevaluate the Fund’s fair value methodology to determine, what, if any, adjustments should be made to the methodology.

Although the Valuation Procedures approved by the Board and the Fund provide that the Investment Manager will review the valuations provided by the Administrator (via the Underlying Managers or their administrators), neither the Investment Manager nor the Administrator will be able to confirm independently the accuracy of any valuations provided thereby.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund’s net assets if the judgments of the Board and/or the Investment Manager (in reliance on the Investment Funds and/or their administrators) regarding appropriate valuations should prove incorrect. The Fund may desire to dispose of an interest in an Investment Fund, but be unable to dispose of such interest, and could therefore be obligated to continue to hold the interests for an extended period of time. In such a case, the Administrator, upon consultation with the Investment Manager, may continue to value the interests in accordance with the Valuation Procedures, without the benefit of an Underlying Manager’s or its administrator’s valuations, and may, if so instructed by the Investment Manager, in its sole discretion, discount the value of the interests, if applicable, in accordance with the Valuation Procedures.

SUSPENSION OF CALCULATION OF NET ASSET VALUE

As noted above, the Fund calculates its NAV as of the close of business on the last day of each quarter. However, there may be circumstances where it may not be practicable to determine an NAV, such as during any period when the principal stock exchanges for securities in which Investment Funds have invested their assets are closed other than for weekends and customary holidays (or when trading on such exchanges is restricted or suspended). In such circumstances, the Board (after consultation with the Investment Manager) may suspend the calculation of NAV. The Fund will not accept subscriptions for Shares if the calculation of NAV is suspended, and the suspension may require the termination of a pending repurchase offer by the Fund (or the postponement of the Valuation Date for a repurchase offer). Notwithstanding a suspension of the calculation of NAV, the Fund will be required to determine the value of its assets and report NAV in its semi-annual and annual reports to Shareholders, and in its reports on Form N-PORT filed with the SEC after the end of the first and third quarters of the Fund’s fiscal year. The Fund will resume calculation of NAV after the Board (in consultation with the Investment Manager) determines that conditions no longer require suspension of the calculation of NAV.

CAPITAL ACCOUNTS/ALLOCATION OF NET PROFIT AND LOSS

Capital Accounts

The Fund will maintain a separate capital account for each Shareholder (including the Investment Manager or any of its affiliates if any of them contributes capital to the Fund as a Shareholder). Each capital account will have an opening balance equal to the Shareholder’s initial contribution to the capital of the Fund (less any applicable sales load or placement fee) and will be increased by the sum of any additional contributions by the Shareholder to the capital of the Fund, plus any amounts of net profit credited to the Shareholder’s capital account as described below. Each Shareholder’s capital account will be reduced by the sum of the amount paid to the Shareholder on any repurchase by the Fund of Shares held by the Shareholder, plus the amount of any distributions to the Shareholder, plus any amounts of net loss debited from the Shareholder’s capital account as described below.

Capital accounts of Shareholders are adjusted as of the close of business on the last day of each of the Fund’s accounting period. Accounting period means the period beginning on (a) in the case of the first accounting period, the initial closing date on which the Trust accepts subscriptions from one or more Shareholders and issues Shares in consideration therefor or such other date as the Trustees determine, in their sole discretion, and (b) in the case of each subsequent accounting period, the first calendar day following the last calendar day of the immediately preceding accounting period, as the case may be, and ending on the earliest of: (i) the date immediately preceding the next date on which additional capital contributions are made to the Trust, (ii) the next date on which any Shares are repurchased by the Trust, (iii) the last calendar day of each calendar quarter, (iv) the date on which the Trust terminates, or (v) such other date as the Trustees determine, in their sole discretion, that an allocation should be made among the Shareholders.

Reserves. Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Shareholders for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) that the Fund may deem necessary or appropriate. The amount of any reserves and any increase or decrease in them will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Shareholders at the time when the reserves are created, increased or decreased, except that, if the reserves, or any increase or decrease in them, exceeds the lesser of $500,000 or 1.00% of the aggregate value of the capital accounts of all those Shareholders, the amount of the reserve, increase or decrease may instead be charged or credited to those investors who were Shareholders at the time, as determined by the Fund, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

Allocation of Net Profit and Loss

Net profit or net loss is allocated among the Shareholders as of the close of each accounting period.

The net profit or net loss for any accounting period will reflect the increase or the decrease, respectively of the net asset value from the beginning of the accounting period to the end of the accounting period, and all calculations of net profit and net loss shall be made after deduction for all general, administrative, and other operating expenses of the Trust and any amounts necessary, in the Trustee’s sole discretion, as appropriate reserves therefor.

TAXES

The following summary of certain U.S. federal income tax considerations applicable to a Shareholder is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practice. Legislative, judicial, or administrative changes or interpretations that could alter or modify the following summary may be forthcoming.  Such changes or interpretations may be retroactive, and could affect the tax consequences to the Fund or to Shareholders.  No ruling has been or will be sought or obtained from the IRS or any other taxing authority with respect to matters discussed herein nor has the Fund obtained an opinion of counsel with respect to any such matter.

This summary discusses only certain material U.S. federal income tax consequences to Shareholders holding their interest in the Fund as a capital asset within the meaning of Section 1221 of the Code (generally, for investment).

This summary does not discuss all of the tax consequences that may be relevant to a particular Shareholder in light of its particular circumstances or to certain types of Shareholders subject to special treatment under the Code (for example, non-resident foreign persons, tax-exempt entities, financial institutions, financial services companies, insurance companies, dealers in securities, Shareholders holding their interest in the Fund as a position in a hedging, straddle or part of a conversion transaction, real estate investment trusts, regulated investment companies, grantor trusts, persons who acquire their interest in the Fund as compensation for services and certain former citizens or long-term residents of the United States).

Except as otherwise specifically noted herein, this summary assumes that a Shareholder is a “U.S. Person.”  A U.S. Person is (i) an individual who is a citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any political subdivision thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust if (1) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust, or (2) it has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. Person.

If a partnership (or any other entity treated as a partnership for U.S. federal income tax purposes) holds an interest in the Fund, the tax treatment of the partnership and a partner in such partnership will generally depend on the status of the partner and the activities of the partnership.  Such a partner or partnership should consult its tax adviser as to the tax consequences of an investment in the Fund.

The summary does not discuss any aspects of the alternative minimum tax, state, local or foreign tax laws or U.S. federal gift or estate taxes which may be applicable to a Shareholder.  Accordingly, a prospective Shareholder is urged to consult its own tax adviser regarding the U.S. federal, state, local or foreign tax consequences arising from an investment in the Fund.

Partnership Status.  Current Treasury Regulations provide that unless an election is made to the contrary, a domestic eligible entity will be classified as a partnership for U.S. federal income tax purposes if it has two or more members.  The Fund believes that it is a domestic eligible entity and will be treated as a partnership for U.S. federal income tax purposes.

An unincorporated entity (such as the Fund) that would otherwise be characterized as a partnership for U.S. federal income tax purposes is treated as an association taxable as a corporation if it is a “publicly traded partnership” (a “PTP”).  A PTP is any partnership the interests in which are traded on an established securities market or are readily tradable on a secondary market (or the substantial equivalent thereof).  The Shares will not be traded on an established securities market.  The Fund believes that, because of the significant restrictions on transfers and redemptions, the Shares will not be considered readily tradable on a secondary market (or the substantial equivalent thereof), and therefore the Fund believes that it should not be treated as a PTP taxable as a corporation. However, there is no assurance that the IRS will agree with the Fund.  If it were determined that the Fund should be classified for U.S. federal income tax purposes as an association taxable as a corporation (as a result of a change in law, changes in IRS administrative positions, a change in facts or otherwise), income or loss of the Fund would not be passed through to Shareholders, and the Fund, as applicable, would be subject to tax on its income at the rate of tax applicable to corporations. In addition, all or a portion of distributions made to the Fund or to Shareholders could be taxable as dividends.  The discussion below assumes that the Fund will be classified as partnerships for U.S. federal income tax purposes.

Taxation of Shareholders.  The Fund will be required to file an annual partnership information tax return with the IRS, but will not itself be subject to any U.S. federal income tax.  Each Shareholder, in computing its own U.S. federal income tax liability for a taxable year, will be required to take into account its distributive share of all items of Fund income, gain, loss, deduction or credit for the Fund’s taxable year ending within or with such taxable year of the Shareholder, regardless of whether such Shareholder has received any distributions from the Fund.  The character of each such item will be the same as if the Shareholder had received or incurred it directly.  The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual limitation of $3,000.  Capital losses of an individual taxpayer may generally be carried forward to succeeding taxable years to offset capital gains and then ordinary income (subject to the $3,000 annual limitation).  Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three taxable years (subject to certain limitations) and carried forward five taxable years.  A Shareholder’s ability to deduct its share of certain expenses of the Fund may also be limited, as discussed below.

Allocations of Income, Deduction, Gain and Loss.  Income, gain, loss and deductions of the Fund will be allocated in accordance with the Shareholders’ investment percentages determined at the beginning of the fiscal period in which the items are taken into account for tax purposes.  If the Fund recognizes income or gain for a taxable year, Shareholders may be taxed on their allocable shares of such income or gain even though such amounts will not have actually been distributed to them. It is possible that the IRS may challenge the Fund’s allocation of income or loss as not in compliance with Treasury regulations.  In this case, gain or loss could be reallocated among the Shareholders.

The Fund may specially allocate additional items of ordinary income or loss or capital gain (including short-term capital gain) or loss to a Shareholder whose Shares are repurchased insofar as is possible to reduce the difference, if any, between the aggregate amounts allocated to such Shareholder’s capital account and the aggregate amount of tax items allocated to such Shareholder. For purposes of the foregoing, the Trust may determine that an equitable method of allocation includes, without limitation, an allocation (i) pro rata based upon the relative differences between amounts allocated to the capital accounts and the aggregate amounts of tax items allocated to the relevant Shareholders, or (ii) solely to the relevant Shareholders with the greatest such differences (taking into account such allocations). These allocations shall be made pursuant to the general principles of Sections 704(b) and 704(c) of the Code and the Treasury Regulations thereunder.

Distributions and Redemptions of Shareholder’s Interests.  Cash distributions from the Fund to a Shareholder will not be taxable unless a distribution exceeds a Shareholder’s adjusted tax basis in its interest in the Fund.  A Shareholder has a unified basis in the Shares held, notwithstanding that such Shareholder may have purchased Shares at different times and different net asset values.  Any cash distribution in excess of a Shareholder’s adjusted tax basis will be taxable as a gain from a sale or exchange of such Shareholder’s interest in the Fund.  For these purposes, a reduction in a Shareholder’s share of the Fund’s liabilities is generally treated as a cash distribution.  No loss is recognized on any distribution other than in complete liquidation of a Shareholder’s interest in the Fund and even in that case, no loss is recognized where property other than cash has been distributed.  A distribution of marketable securities by a partnership will generally be treated as a distribution of cash, unless the distributing partnership is an “investment partnership” and the recipient is an “eligible partner” as defined in Section 731(c) of the Code.  The Fund believes it should qualify as an “investment partnership.”  Thus, if a Shareholder is an “eligible partner,” which term should include a Shareholder whose contributions to the Partnership consisted solely of cash, a distribution of marketable securities to such Shareholder should not require the recognition of gain by such Shareholder.  A Shareholder’s adjusted tax basis in its interest in the Fund will equal the amount paid for such interest, increased by the Shareholder’s distributive share of income of the Fund and such Shareholder’s share of liabilities of the Fund, and reduced, but not below zero, by the Shareholder’s distributive share of Fund losses and any distributions received by the Shareholder (including any reduction in such Shareholder’s share of Fund liabilities).

Any gain or loss recognized by a Shareholder on the sale of his interest in the Fund and any gain recognized upon a distribution in excess of basis or a liquidation of the Fund will generally be treated as capital gain or loss, except a portion of any gain attributable to certain ordinary income items held directly or indirectly by the Fund may be recharacterized as ordinary income. Such capital gain or capital loss will be treated as long-term capital gain or loss if the interest so disposed of was held for more than 12 months, or as short-term capital gain or loss if the interest so disposed of was held for 12 months or less.

Taxation of the Fund’s Investments.  Unless otherwise indicated, references in the following discussion to the tax consequences of the Fund’s investments, activities, income, gain and loss include the direct investments, activities, income, gain and loss of the Fund.

Depending on the nature of the Fund’s investments, the Fund’s income may include ordinary income, long and short-term capital gains, and/or foreign currency exchange gain or loss.  The Fund expects to act as a trader or an investor, and not as a dealer, with respect to its securities transactions.  A trader and an investor are persons who buy and sell securities for their own accounts.  A dealer, on the other hand, is a person who purchases securities for resale to customers rather than investment or speculation.  Generally, the gains and losses realized by a trader or an investor on the sale, exchange or other disposition of securities are capital gains and losses.  Thus, the Fund expects that its gains and losses from its securities transactions will generally be capital gains and capital losses.  These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Fund maintains a particular investment position and, in some cases, upon the nature of the transaction.  An investment held for more than one-year generally will be eligible for long-term capital gain or loss treatment.

Notwithstanding the above, forward contracts and investments in foreign currencies and foreign currency denominated instruments or securities (other than certain forward, options and futures contracts that are “Section 1256 Contracts” which are described below) generally will generate, in whole or part, ordinary income or loss instead of capital gain and losses.  In addition, the application of certain rules, including rules relating to short sales and notional principal contracts, and to so-called “straddle” and “wash sale” transactions, may alter the tax treatment of the Fund’s securities positions.

The Fund may be involved in a variety of hedging transactions to reduce the risk of changes in value in the Fund’s investments.  Special rules may apply to determine the tax treatment of such hedging transactions, which may affect the Fund’s holding period in such investments, the characterization of gain or loss as ordinary or capital and, if capital, as long-term or short-term, the deductibility of certain costs to carry the hedge and the timing of the realization of gains or losses on the actual or deemed sale of the investments, or, in some cases, of investments or property owned by a Shareholder outside of the Fund.  For instance, gain or loss from a short sale of property generally will be considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s hands.  Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, gains on short sales generally will be treated as short-term capital gains.  These rules also may terminate the running of the holding period of “substantially identical property” held by the Fund.  Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year.  Certain hedging transactions may cause a constructive sale of the Fund’s long position that is the subject of the hedge.

Special “mark to market” rules apply to the Fund’s investment in “Section 1256 Contracts.”  Section 1256 Contracts include certain regulated futures contracts, certain foreign currency forward contracts and certain options contracts.  Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof.

The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a “mixed straddle.”  A “mixed straddle” is any straddle in which one or more but not all positions are Section 1256 Contracts.  Pursuant to Temporary Regulations, the Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions.  The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from positions in the account.  At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes.  The application of the Temporary Regulations’ mixed straddle account rules is not entirely clear.  Therefore, there is no assurance that a mixed straddle account election by the Fund will be accepted by the IRS.

The IRS may treat certain positions in securities held (directly or indirectly) by a Shareholder and its indirect interest in similar securities held by the Fund as “straddles” for U.S. federal income tax purposes.  Shareholders should consult their tax advisers regarding the application of the “straddle” rules to their investment in the Fund.

The Fund may realize ordinary income from interest and dividends on securities, and may be required to recognize income in respect of certain securities prior to receipt of any payment in respect of such securities.  For instance, the Fund may hold debt obligations with “original issue discount.”  In such case, the Fund will be required to include a portion of such discount in its taxable income on a current basis, and allocate such income to the partners, even though receipt of such amounts by the Fund may occur in a subsequent taxable year.  The Fund also may acquire debt obligations with “market discount.”  Upon disposition of such an obligation, the Fund generally will be required to treat any gain realized (and required to be recognized) as ordinary income to the extent of the market discount that accrued during the period the debt obligation was held by the Fund.

Pursuant to various “anti-deferral” provisions of the Code (e.g., the “Subpart F” and “passive foreign investment company” rules), investments (if any) by the Fund in certain foreign corporations may cause a Shareholder to (i) recognize taxable income prior to the Fund’s receipt of distributable proceeds, (ii) pay an interest charge on taxes that are deemed to have been deferred or (iii) recognize ordinary income that, but for the “anti-deferral” provisions, would have been treated as long-term or short-term capital gain.

Deductibility of Investment Expenses.  Most miscellaneous itemized deductions (e.g., investment advisory fees, tax preparation fees, unreimbursed employee expenses and subscriptions to professional journals) are disallowed for non-corporate taxpayers.  Corporate Shareholders are not affected by limitations on miscellaneous itemized deductions, but such limitations do apply to individual shareholders of S corporation Shareholders. Miscellaneous itemized deductions do not include expenses incurred in connection with a trade or business.

Limitations on Deductions of Interest and Short Sale Expenses.  Section 163(d) of the Code limits the deduction in a taxable year of “investment interest” (including interest and certain short sale expenses) by a non-corporate taxpayer to the taxpayer’s net investment income in that taxable year.  Investment interest that is disallowed for a taxable year is carried forward and is treated as incurred in the subsequent taxable year.

“Net investment income” is investment income net of investment expenses. Investment income includes gross portfolio income and any net gain from the disposition of property held for investment.  Net capital gain from the disposition of property held for investment is included in investment income only to the extent a taxpayer elects to pay tax on such net capital gain at ordinary income rates.  In addition, qualified dividend income eligible for taxation at long-term capital gain rates is included in net investment income only to the extent that a taxpayer elects to pay tax on such income at ordinary income rates.  Property held for investment includes any interest held by the taxpayer in an activity involving the conduct of a trade or business which is not a passive activity, and with respect to which the taxpayer does not materially participate.  A Shareholder’s pro rata share of the Fund’s net income derived from interest, dividends and gains from sales of securities, and the interest and short sale expense attributable to such income, may be characterized as net investment income and investment interest, respectively.  The effect of such characterization as to a particular Shareholder would depend on the amounts of such Shareholder’s other net investment income and investment interest.  The investment interest limitation will also apply to interest payable with respect to any loans obtained by a non-corporate Shareholder to purchase an interest in the Fund.  The application of the investment interest limitation to a particular Shareholder will depend on such Shareholder’s overall tax situation and should be reviewed with the Shareholder’s personal tax adviser.

Section 163(j) of the Code imposes additional limitations on the deduction of “business interest.” For an entity classified as partnership such as the Fund, Section 163(j) of the Code applies at the entity level. In general, Section 163(j) of the Code limits a taxpayer’s deduction for “business interest” to the sum of (i) such taxpayer’s “business interest income” and (ii) 30% of such taxpayer’s “adjusted taxable income” (50% for taxable years beginning 2020). Disallowed business interest deductions may be carried forward to succeeding tax years. Exceptions to these limitations exist for certain small businesses (defined as a taxpayer whose average annual gross receipts for the prior three years is $25,000,000 or less). Each Member should consult with his, her or its tax advisor concerning the possible application of Section 163(j) of the Code to his, her or its particular circumstances.

Losses in Excess of Basis.  A Shareholder may not deduct its share of any Fund losses (ordinary or capital) to the extent such losses exceed the Shareholder’s adjusted basis in its interest in the Fund.  Losses in excess of basis may be carried forward to future years.

Income and Losses from Passive Activities.  Section 469 of the Code significantly restricts the deductibility by individuals, estates, trusts, personal service corporations and closely held C corporations of losses incurred from business activities in which the taxpayer does not materially participate (“passive activities”).  Such losses generally will be deductible only to the extent of income from other passive activities.  Income and losses derived by a limited partner from a limited partnership are typically regarded as income and losses from a passive activity.  However, portfolio income (such as dividends, interest, royalties and gains from the sale of property producing such income or held for investment) is not treated as income from a passive activity.  Further, under temporary Treasury Regulation Section 1.469-1T(e)(6), an activity of trading personal property for the account of owners of an interest in the activity is not to be considered a passive activity. Therefore, a Shareholder’s allocable share of the Fund’s income or gain from the Fund’s securities investment and trading activity may be treated as income not derived from a passive activity and may not be offset by passive losses which the Shareholder may have from other investments.  Other income or loss from the Fund may be treated as passive income or loss subject to the passive activity rules.

At Risk Limitation.  A Shareholder that is an individual, certain other non-corporate taxpayers or, in certain circumstances, a closely held C corporation, will be unable to deduct its distributive share of Fund losses for a taxable year to the extent such losses exceed such Shareholder’s amount at risk with respect to the Fund at the close of the taxable year.  Any amount disallowed may be carried over to and deducted in a subsequent taxable year to the extent it would be deductible if incurred in that year.  A Shareholder’s amount at risk with respect to the Fund will generally include the amount the Shareholder paid for its interest in the Fund, taking into account amounts paid from borrowed funds only to the extent the Shareholder is personally liable for the repayment of the loan or to the extent of the fair market value of property (other than the interest in the Fund) the Shareholder has pledged as security for such loan.  A Shareholder’s amount at risk with respect to the Fund will be reduced by its distributive share of Fund losses and distributions from the Fund, and increased by its distributive share of Fund income.

Possible Tax Audits.  The Investment Manager decides how to report the Fund’s items of income, gain, deduction, loss and credit (and makes other reporting decisions) on the Fund’s partnership tax returns. Given the uncertainty and complexity of the tax laws, it is possible that the IRS may not agree with the manner in which the Fund’s items have been reported, and accordingly, an audit of the Fund may result in the disallowance, reallocation or deferral of losses or deductions claimed by the Fund, as well as the acceleration or reallocation of income of the Fund.

As a tax partnership, the Fund must appoint one person as the “Partnership Representative” to act on its behalf in connection with IRS audits and related proceedings. The Partnership Representative’s actions, including the Partnership Representative’s agreement with the IRS as part of a settlement to adjust the Fund’s income, will bind all Shareholders. Additional (or reduced) U.S. federal income taxes (and any related interest and penalties) for a prior tax year arising from an adjustment to the Fund’s income following an IRS audit or judicial proceeding will, absent an election by the Fund to the contrary, be paid by the Fund (or result in pass-through deductions for the then-current Investors) in the year during which the audit or other proceeding is resolved. This could cause the economic burden of U.S. federal income tax liability (or the economic benefit of a favorable adjustment) arising on audit of the Fund to be borne by (or, in the case of a favorable adjustment, to benefit) Shareholders based on their interests in the Fund in the year during which the audit or other proceeding is resolved, even though such tax liability (or benefit) is attributable to an earlier taxable year in which the interests or identity of some or all of the Investors was different.

The legal and accounting costs incurred in connection with any audit of the Fund’s tax returns will generally be borne by the Fund. Each prospective Shareholder is urged to consult its own tax advisor regarding the possible implications of these rules on its investment in the Fund.

Certain Reporting Requirements.  Pursuant to Treasury Regulations, if a Shareholder’s investment in the Fund or an investment by the Fund constitutes a “reportable transaction,” then the Shareholder and/or the Fund may be required to file information returns with the IRS.  In addition, the Investment Manager and material advisers to a Shareholder or the Fund may each be required to maintain a list containing certain information pertaining to “reportable transactions” and a Shareholder for a specified period of time.  The IRS could inspect such lists upon request.  Reportable transactions include transactions that result in a taxpayer, directly or through a partnership, claiming a loss in excess of prescribed thresholds.  The Fund does not anticipate that any of its investments will constitute reportable transactions.  Shareholders should consult with their advisers concerning reporting obligations applicable to their particular circumstances.

Organizational, Start-Up and Syndication Expenditures.  The Fund may classify a portion of fees paid to third parties as organizational expenses or other expenses that are required to be capitalized.  There is no assurance that the IRS will agree with the Fund’s allocation of the fees to deductible and nondeductible items.  Generally, expenditures made in connection with the creation of, and with sales of interests in, a partnership will be treated as organizational expenses, start-up expenditures or syndication expenses.

Organizational expenses are generally amounts paid or incurred that are incident to the creation of a partnership.  Examples of organizational expenses are legal fees for services incident to the organization of a partnership, such as negotiation and preparation of organizational documents, accounting fees for services incident to the organization of the partnership, and filing fees.  Start-up expenditures generally are costs paid or incurred in investigating the creation or acquisition of, or in the creation of, an active trade or business.  Examples include rents, utilities, insurance, salaries, training and professional services paid or incurred before a partnership commences a trade or business that would be currently deductible if the partnership were engaged in a trade or business.

Taxpayers (including the Fund) may elect to deduct up to $5,000 of organizational expenses and up to $5,000 of start-up expenditures in the taxable year in which the taxpayer begins business or an active trade or business begins, respectively, subject to reduction by the amount each such amount exceeds $50,000.  The remainder of any organizational expenditures and start-up expenditures must be ratably amortized over 180 months beginning with the month the taxpayer begins business or an active trade or business begins, respectively.

No deduction or amortization is allowable for “syndication expenses,” which are expenses paid or incurred to sell or promote the sale of interests in a partnership.  Examples include brokerage fees, registration fees, legal fees of the underwriter or placement agent and the issuer for securities advice and for advice pertaining to the adequacy of tax disclosures in a prospectus or private placement memorandum for securities law purposes, printing costs, and other selling or promotional materials.

Tax Elections.  The Code generally provides for optional adjustments to the tax basis of a partnership’s property upon certain distributions of property to a partner (Section 734 of the Code) and certain transfers of interests (including by reason of death) (Section 743 of the Code), provided that an election has been made pursuant to Section 754 of the Code.  The Partnership Representative of the Fund may, in its sole discretion, make an election under Section 754 of the Code to adjust the tax basis of the Fund’s assets in the case of such events.  As a result of the complexity and added expense of the tax accounting required to implement an election under Section 754 of the Code, the Partnership Representatives Partner presently does not intend to make such an election but reserves the right to do so.  However, the Fund may be required to make the basis adjustments described above if either (i) in the case of a transfer of an interest in the Fund or upon the death of a Shareholder, the Fund’s adjusted tax basis in the Fund’s property immediately after such transfer exceeds its fair market value by more than $250,000 (i.e., a “substantial built-in loss”) or (ii) in the case of a liquidating distribution by the Fund, the downward adjustment to the basis of the Fund’s assets would exceed $250,000 had a Section 754 election been in effect (i.e., “substantial basis reduction”).

Unearned Income Medicare Tax.  Under recently-enacted legislation, effective for tax years beginning after December 31, 2012, certain net investment income received by an individual having modified adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8 percent.  Undistributed net investment income of trusts and estates in excess of a specified amount will also be subject to this tax.  Certain income and gain resulting from the Fund’s investments, when allocated to individual Shareholders and Shareholders that are trusts or estates, may constitute investment income of the type subject to this tax.

State, Local and Foreign Taxes.  In addition to the U.S. federal income tax aspects described above, prospective Shareholders should consider potential state, local and foreign tax consequences of an investment in the Fund.  The Fund is intended to be exempt from taxation by the State of Delaware, and ownership of interests in the Fund, with no other nexus to Delaware, should not result in a Shareholder being subject to tax in Delaware.  However, the Fund may be required to file returns and/or pay taxes in other jurisdictions in which it is deemed to be doing business.  Shareholders may be subject to state and/or local franchise, withholding, income, capital gain or other tax payment obligations and filing requirements in those jurisdictions where the Fund (directly or indirectly) owns property or is otherwise regarded as doing business or earning income.  If the Fund is required to make a tax payment to a taxing authority with respect to a Shareholder, such payment will be treated as a distribution of cash made by the Fund to such Shareholder.  Credits for these taxes may not be available (or may be subject to limitations) in the jurisdictions in which Shareholders are residents.  Each Shareholder is urged to consult with its own tax adviser in this regard.

Income and gain from investments held by the Fund may be subject to withholding taxes and other taxes in foreign jurisdictions.  Tax treaties between certain countries and the United States may reduce or eliminate such taxes.  Shareholders will generally be entitled, subject to applicable limitations, to claim either a credit, or if they itemize deductions, a deduction for their share of such taxes in computing their U.S. federal income taxes.  The foreign tax credit rules are complex and, depending on each Shareholder’s particular circumstances, may limit the availability or use of foreign tax credits.

Foreign Shareholders

For purposes of this section, a “Foreign Shareholder” is any Shareholder that is not a U.S. Person (as defined above).  The Code provides a safe harbor for Foreign Shareholders, other than dealers, trading in stocks and securities for their own account, which, if applicable, excludes the Fund’s trading of stocks and securities on a Foreign Shareholder’s behalf from constituting a trade or business of a Foreign Shareholder.  If the Fund and underlying Investment Funds qualify for this safe harbor, Foreign Shareholders generally will not, solely as a result of an investment in the Fund be (i) considered to be engaged in a U.S. trade or business, (ii) required to file U.S. federal income tax returns, (iii) subject to U.S. federal income tax on gain from the sale of capital assets held by them directly or through their interest in the Fund or (iv) entitled to any U.S. tax benefits resulting from any losses or other deductions of the Fund.  However, the Fund may be required to withhold tax at a 30 percent rate from the gross amount of U.S.-source Fund income allocated to a Foreign Shareholder to the extent such income consists of dividends or certain types of interest or other passive income.  Lower withholding rates may apply under an applicable tax treaty.  If excess tax were withheld during a taxable year, a Foreign Shareholder could request a refund from the IRS.

If the Fund (either directly or due to an interest in an Investment Fund) were determined to be engaged in a trade or business, Foreign Shareholders generally would be (i) considered to be engaged in the conduct of a trade or business in the U.S., (ii) required to file U.S. federal income tax returns and pay U.S. federal income tax at the applicable rate, and (iii) subject to U.S. federal income tax withholding at the applicable rate with respect to that portion of their distributive shares of the Fund’s net income that is considered to be effectively connected with such trade or business.  In addition, Foreign Shareholders that are corporations may also be subject to the branch profits tax at a current rate of 30 percent (or possibly lower treaty rate) on a taxable base that reflects their share of the Fund’s income that is effectively connected with the U.S. trade or business and also reflects increases and decreases in certain U.S. assets.  Finally, Foreign Shareholders could be subject to U.S. federal income tax (and in the case of Foreign Shareholders who are corporations, branch profits tax) on any gain recognized upon a sale or exchange of their interest in the Fund.  Withheld taxes may be applied by a Foreign Shareholder against the tax liability shown on its U.S. federal income tax return and a refund or credit may be obtained from the IRS for any excess tax withheld, subject to applicable filing and procedural requirements.

If a Foreign Shareholder did not file U.S. federal income tax returns and the Fund were later determined to have been engaged in a U.S. trade or business, the Foreign Shareholder may not be entitled to offset against its share of the Fund’s income and gains its share of the Fund’s losses and deductions (and, therefore, could be taxable on its share of the Fund’s gross income rather than net income).  In order to avoid this potential result, a Foreign Shareholder may wish to consider filing protective returns that do not treat the Fund as engaged in a U.S. trade or business, but that reserve the Foreign Shareholder’s right to utilize its share of the Fund’s losses and deductions in the event the Fund is considered to be so engaged.

Under the provisions of the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), foreign persons are subject to tax on the disposition of U.S. real property interests (“USRPIs”) as though the gain or loss thereon was effectively connected with a U.S. trade or business, and the proceeds of such disposition are subject to withholding at a 15 percent rate.  USRPIs generally include direct interests in real property and interests in entities that are classified as U.S. real property holding corporations.  If a Foreign Shareholder disposes of its interest in the Fund, such interest would be treated entirely as a USRPI for purposes of withholding if 50 percent or more of the value of the gross assets of the Fund consist of USRPIs, and 90 percent or more of the value of the gross assets of the Fund consist of USRPIs plus any cash or cash equivalents.  Based on the Fund’s anticipated activities, operations and investments, the Fund does not believe that it is likely that the interests in the Fund will be treated as a USRPI under this numerical test, but no assurances can be given that the IRS will agree with the Fund or that the facts relating to the Fund (such as the amount of direct investment, if any, the Fund makes in real property or USRPIs), law, or IRS’s administrative position will not change.  However, gain from the disposition of an interest in the Fund would be subject to tax under FIRPTA to the extent attributable to USRPIs owned by the Fund whether or not the Fund meets the numerical test.  In addition to a tax liability under FIRPTA arising from a disposition of an interest in the Fund by a Foreign Shareholder, such a Foreign Shareholder may be liable for tax under FIRPTA with respect to its distributive share of the Fund’s income if the Shareholder would have been liable for such tax had it received such income directly.

In addition, under the Foreign Account Tax Compliance Act, or FATCA, generally certain foreign persons and potentially will be subject to a 30% withholding tax s with respect to certain U.S. source income (including dividends and interest) (“Withholdable Payments”).  As a general matter, these rules are designed to require U.S. persons’ direct and indirect ownership of non-U.S. accounts and non-U.S. entities to be reported to the IRS.  The 30% withholding tax regime generally applies if there is a failure by certain foreign persons to provide information regarding U.S. accounts or ownership. Such withholding will be imposed on Withholdable Payments made by the Fund to certain “foreign financial institutions” (including investment funds) unless such institutions enter into an agreement with the U.S. tax authorities to collect and provide substantial information regarding the U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners). FATCA also will generally impose a U.S. federal withholding tax of 30% on Withholdable Payments made by the Fund to a “non-financial foreign entity” unless such entity provides (i) a certification that such entity does not have any “substantial United States owners” or (ii) certain information regarding the entity's “substantial United States owners,” which will then be provided to the U.S. tax authorities.

Prospective Foreign Shareholders considering acquiring an interest in the Fund are urged to consult with their tax advisers to determine the impact of U.S. federal, state and local income tax laws (including the recently enacted FATCA legislation for which the IRS has not yet provided comprehensive guidance) regarding the acquisition, ownership and disposition of an interest in the Fund, including any applicable reporting requirements, as well as with respect to the treatment of income or gain received from the Fund under the laws of its country of citizenship, residence or incorporation.

Tax-Exempt Investors

Certain entities (including qualified pension and profit sharing plans, individual retirement accounts, 401(k) plans, Keogh plans and other entities as specified in Section 501(a) of the Code (“tax-exempt organizations”)) generally are exempt from U.S. federal income taxation except to the extent that they have unrelated business taxable income (“UBTI”).  Tax is imposed on UBTI at such income tax rates as would be applicable to the organization if it were not otherwise exempt from taxation.  If a tax-exempt organization invests in the Fund, the exempt organization is required to include in its computation of its UBTI its pro rata share of the portion, if any, of the Fund’s taxable income that would be taxable to the organization as UBTI if earned directly by the organization.

As defined in Section 512 of the Code, UBTI generally means taxable income (with certain modifications) derived by a tax-exempt organization from a trade or business regularly carried on by it which is unrelated to such organization’s performance of its exempt function.  UBTI also includes a percentage of income from “debt-financed property” as defined in Section 514 of the Code.  UBTI generally does not include dividends, interest, royalties, payments with respect to securities loans, gains resulting from the sale, exchange or other disposition of property, and gains on the lapse or termination of options to buy or sell securities written by a tax-exempt organization in connection with its investment activities, except to the extent that such income is derived from or attributable to “debt-financed property.”  Since the Fund intends to employ leverage, a portion of any income and gain from the Fund’s debt-financed activities, to the extent allocable to tax-exempt investors, as well as a portion of any gain realized by such investor on the sale or redemption of its interest in the Fund, will likely constitute UBTI.  In addition, a Shareholder that is a tax-exempt entity may recognize UBTI if it incurs debt to acquire an interest in the Fund.

Prospective tax-exempt investors should consult with their own tax advisers to determine the impact of the unrelated business income tax on them with respect to their investment in the Fund and any applicable tax reporting requirements.

THE FOREGOING IS A BRIEF SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX MATTERS WHICH ARE PERTINENT TO PROSPECTIVE INVESTORS.  THE SUMMARY IS NOT, AND IS NOT INTENDED TO BE, A COMPLETE ANALYSIS OF ALL PROVISIONS OF THE U.S. FEDERAL INCOME TAX LAW WHICH MAY HAVE AN EFFECT ON SUCH INVESTMENTS.  THIS ANALYSIS IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.  ACCORDINGLY, PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THEIR OWN TAX SITUATIONS AND THE EFFECTS OF THIS INVESTMENT THEREON.

ERISA CONSIDERATIONS

General

Fiduciaries and other persons who are proposing to invest in Shares on behalf of retirement plans, IRAs and other employee benefit plans (“Plans”) covered by the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986. as amended (the “Code”), must give appropriate consideration to, among other things, the role that an investment in the Fund plays in the Plan’s portfolio, taking into consideration whether the investment is designed to reasonably further the Plan’s purposes, the investment’s risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the Plan, the projected return of the total portfolio relative to the Plan’s objectives, the limited right of Shareholders to withdraw all or any part of their capital or to transfer their Shares in the Fund and whether investment in the Fund constitutes a direct or indirect transaction with a party in interest (under ERISA) or a disqualified person (under the Code).

Plan Assets

Section 401(b)(1) of ERISA and Section 2510.3-101(a)(2) of the Department of Labor Regulations define what are the assets of a Plan when the Plan invests in certain pooled investment vehicles, such as the Fund.  Since the Fund is registered under the 1940 Act, if a Plan invests in the Fund, the assets of the Plan (the “Plan Assets”) will be the Shares purchased, but not the underlying assets of the Fund.

Representation by Plans

The fiduciaries of each Plan proposing to invest in the Fund will be required to represent that they have been informed of and understand the Fund’s investment objectives, policies and strategies and that the decision to invest Plan Assets in the Fund is consistent with the provisions of ERISA and/or the Code that require diversification of Plan Assets and impose other fiduciary responsibilities.  By its purchase, each investor will be deemed to have represented that either (a) it is not a Plan that is subject to the prohibited transaction rules of ERISA or the Code, (b) it is not an entity whose assets include Plan Assets or (c) its investment in the Fund will not constitute a non-exempt prohibited transaction under ERISA or the Code.

Unrelated Business Taxable Income

Fiduciaries of Plans should be aware that the Fund’s operations will likely give rise to unrelated business taxable income.  See “Tax-Exempt Investors” above.

Whether or not the underlying assets of the Fund are deemed Plan Assets, an investment in the Fund by a Plan is subject to ERISA and the Code.  Accordingly, Plan fiduciaries should consult their own counsel as to the consequences under ERISA and the Code of an investment in the Fund.  Note that similar laws governing the investment and management of the assets of governmental or non-U.S. plans may contain fiduciary and prohibited transaction requirements similar to those under ERISA and the Code.  Accordingly, fiduciaries of such governmental or non-U.S. plans, in consultation with their counsel, should consider the impact of their respective laws and regulations on an investment in the Fund.

INVESTOR QUALIFICATIONS

Each prospective investor in the Fund will be required to certify that it is an “accredited investor” within the meaning of Rule 501 under the Securities Act. The criteria for qualifying as an “accredited investor” are set forth in the investor application that must be completed by each prospective investor. Investors who meet such qualifications are referred to in this Prospectus as “Eligible Investors.” The Investment Manager reserves the right to reject any investor on behalf of the Fund in whole or in part for any reason or for no reason in its sole discretion. Existing Shareholders who request to purchase additional Shares will be required to qualify as “Eligible Investors” and to complete an additional investor application prior to the additional purchase.

An investment in the Fund may not be appropriate for certain types of tax-exempt entities, including CRUTs. Tax-exempt entities should consult with their tax advisers prior to making an investment in the Fund.

PURCHASING SHARES

PURCHASE TERMS

The minimum initial investment in the Fund by any investor is $25,000, and the minimum additional investment in the Fund by any Shareholder is $10,000. However, the Fund, in its sole discretion, may accept investments below these minimums. Shares may be purchased by principals and employees of the Investment Manager or its affiliates and its immediate family members without being subject to the minimum investment requirements. The Shares will initially be issued at $10.00 per share and thereafter the purchase price for Shares will be based on the NAV per Share as of the date such Shares are purchased.

Shares will generally be offered for purchase as of the first business day of each calendar quarter, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Each initial or subsequent purchase of Shares will be payable in one installment which will generally be due (i) four business days prior to the date of the proposed acceptance of the purchase set by the Fund, which is expected to be the last day of each calendar quarter (the “Acceptance Date”), where funds are remitted by wire transfer, or (ii) ten business days prior to the Acceptance Date, where funds are remitted by check. A prospective investor must also submit a completed investor application at least five business days before the Acceptance Date. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, an investor will not become a Shareholder until cleared funds have been received. In the event that cleared funds and/or a properly completed investor application are not received from a prospective investor prior to the cut-off dates pertaining to a particular offering, the Fund may hold the relevant funds and investor application for processing in the next offering.

Pending any offering, funds received from prospective investors will be placed in an escrow account with UMB Bank, n.a., the Fund’s escrow agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. In general, an investment will be accepted if the investor meets the Fund’s eligibility requirement and a completed investor application and funds are received in good order on or prior to the Acceptance Date set by the Fund. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time. For any investor whose investment is not accepted, the balance in the escrow account with respect to such investor will be returned to the investor. Any interest earned with respect to escrow accounts will be paid to the Fund.

TERM, DISSOLUTION AND LIQUIDATION

The Fund may be dissolved upon approval of a majority of the Trustees. Upon the liquidation of the Fund, its assets will be distributed first to satisfy (whether by payment or the making of a reasonable provision for payment) the debts, liabilities and obligations of the Fund, including actual or anticipated liquidation expenses, other than debts, liabilities or obligations to Shareholders, and then to the Shareholders proportionately in accordance with the amount of Shares that they own. Assets may be distributed in-kind on a proportionate basis if the Board or liquidator determines that the distribution of assets in-kind would be in the interests of the Shareholders in facilitating an orderly liquidation.

REPORTS TO SHAREHOLDERS

The Fund will distribute a Schedule K-1 to Shareholders in respect of each tax year, which will contain annual tax information necessary for completion of U.S. federal, state and local tax returns. The Fund will furnish such information to Shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. However, in the likely event that the Fund does not receive all of the necessary underlying information on a timely basis, the Fund will be unable to provide such annual tax information to the Shareholders for any given taxable year until after April 15 of the following year. Shareholders should therefore expect to obtain extensions of the filing dates for their income tax returns at the federal, state and local level.

The Fund anticipates sending Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Shareholders also will be sent reports regarding the Fund’s operations each quarter.

FISCAL YEAR

The Fund’s fiscal year is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending on December 31.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

Cohen & Company, Ltd., is the independent registered public accounting firm for the Fund.

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Trustees.

INQUIRIES

Inquiries concerning the Fund and Shares (including procedures for purchasing Shares) should be directed to the Fund’s Administrator, UMB Fund Services, Inc. at (877) 997-9971.

ASPIRIANT RISK-MANAGED CAPITAL

Appreciation FUND

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(877) 997-9971

Investment Manager	Transfer Agent / Administrator
Aspiriant, LLC	UMB Fund Services, Inc.
11100 Santa Monica Blvd., Suite 600	235 West Galena Street
Los Angeles, CA 90025	Milwaukee, WI 53212

Custodian Bank	Distributor
UMB Bank, n.a.	UMB Distribution Services, LLC
1010 Grand Boulevard	235 W. Galena Street
Kansas City, MO 64106	Milwaukee, WI 53212

Independent Registered Public Accounting Firm	Fund Counsel
Cohen & Company, Ltd.	Faegre Drinker Biddle & Reath LLP
1350 Euclid Avenue, Suite 800	One Logan Square, Suite 2000
Cleveland, Ohio 44115	Philadelphia, PA 19103-6996

STATEMENT OF ADDITIONAL INFORMATION

Aspiriant Risk-Managed Capital Appreciation Fund

Dated [March 30, 2021]

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(877) 997-9971

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus (the “Prospectus”) of the Aspiriant Risk-Managed Capital Appreciation Fund (the “Fund”) dated [March 30, 2021], and as it may be further amended or supplemented from time to time. A copy of the Prospectus may be obtained without charge by contacting the Fund at the telephone number or address set forth above.

This SAI is not an offer to sell shares of beneficial interest (“Shares”) of the Fund and is not soliciting an offer to buy Shares in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

Shares are distributed by UMB Distribution Services, LLC (“Distributor”) to institutions and financial intermediaries who may distribute Shares to clients and customers (including affiliates and correspondents) of the Fund’s investment adviser, and to clients and customers of other organizations. The Fund’s Prospectus, which is dated [March 30, 2021], provides basic information investors should know before investing. This SAI is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus.

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INVESTMENT POLICIES AND PRACTICES

The investment objective of the Fund, as well as the principal investment strategies of the Fund and the principal risks associated with such investment strategies, are set forth in the Prospectus. Certain additional information regarding the investment program of the Fund is set forth below.

FUNDAMENTAL POLICIES

The Fund’s fundamental policies, which are listed below, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. At the present time, the Shares are the only outstanding voting securities of the Fund. As defined by the Investment Company Act of 1940, as amended (the “Investment Company Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Shareholders of the Fund, duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy, or (ii) of more than 50% of the outstanding Shares, whichever is less. No other policy is a fundamental policy of the Fund, except as expressly stated. Within the limits of the fundamental policies of the Fund, the management of the Fund, including the Fund’s investment adviser, Aspiriant, LLC (the “Investment Manager”), has reserved freedom of action. The Fund may not:

(1)	Issue any senior security, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the Securities and Exchange Commission (the “SEC”) or any other applicable authority.

(2)	Borrow money, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority. This investment restriction does not apply to borrowings from affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

(3)	Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

(4)	Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the investment policies of the Fund, or as otherwise permitted under the Investment Company Act. This investment restriction does not apply to loans to affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

(5)	Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, including, without limitation, mortgage-related securities, or that are issued by companies or partnerships that invest or deal in real estate or real estate investment trusts, and may hold and dispose of real estate acquired by the Fund as a result of the ownership of securities or other permitted investments.

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(6)	Invest 25% or more of the value of its total assets in the securities of issuers that the Fund’s investment advisor determines are engaged in any single industry. U.S. government securities and repurchase agreements collateralized by U.S. government securities may be purchased without limitation. This investment restriction does not apply to investments by the Fund in Investment Funds (as defined below). The Fund may invest in Investment Funds that may concentrate their assets in one or more industries.

(7)

Invest in commodities and commodity contracts, except that the Fund (i) may purchase and sell non-U.S. currencies, options, swaps, futures and forward contracts, including those related to indexes, options and options on indexes, as well as other financial instruments and contracts that are commodities or commodity contracts, (ii) may also purchase or sell commodities if acquired as a result of ownership of securities or other instruments, (iii) may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts, and (iv) may make such investments as otherwise permitted by the Investment Company Act.

With respect to these investment restrictions and other policies described in this SAI or the Prospectus, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund’s investment policies and restrictions do not apply to the activities and the transactions of the Investment Funds, but will apply to investments made by the Fund directly (or any account consisting solely of the Fund’s assets).

The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board of Trustees of the Fund (the “Board”) without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares.

In addition, the Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) may increase the Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact the Fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover. The Fund’s portfolio turnover rate will not be a limiting factor, however, if the Investment Manager considers a portfolio change appropriate.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND RELATED RISKS

As discussed in the Prospectus, the Fund pursues its investment objective by allocating its capital, directly and indirectly, in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”) that invest or trade in a wide range of securities. This section provides additional information about various types of investments and investment techniques that may be employed by Investment Funds in which the Fund invests, or by the Fund. Many of the investments and techniques described in this section may be based in part on the existence of a public market for the relevant securities. To that extent, such investments and techniques are not expected to represent the principal investments or techniques of the majority of the Investment Funds, or of the Fund; however, there is no limit on the types of investments the Investment Funds may make and certain Investment Funds may use such investments or techniques extensively. Similarly, there are few limits on the types of investments the Fund may make. Accordingly, the descriptions in this section cannot be comprehensive. Any decision to invest in the Fund should take into account (i) the possibility that the Investment Funds may make virtually any kind of investment, (ii) that the Fund has similarly broad latitude in the kinds of investments it may make (subject to the fundamental policies described above), and (iii) that all such investments will be subject to related risks, which can be substantial.

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Private Funds

The Fund or the Investment Funds can invest in closed-end or continuously offered private funds and closed-end institutional funds (collectively the ‘‘Private Funds”). The continuously offered Private Funds generally take subscriptions on periodic bases, typically permit quarterly or semi-annual redemptions, and typically do not have a defined termination date. Closed-end private funds include funds that have targeted capital raises, investment lock-up periods, and expected fund life terms.

The Private Funds may use leverage as a way to seek or enhance returns. Dependent upon the investment strategy, geographic focus, and/or other economic or property-specific factors, each Private Fund will have differing leverage limitations. Such limitations are specific to each Private Fund and may apply to an overall portfolio limitation as well as a property specific limitation.

To the extent the Fund holds non-voting securities of, or contractually foregoes the right to vote in respect of, a Private Fund (which it intends to do in certain circumstances in order to avoid being considered an “affiliated person” of a Private Fund within the meaning of the Investment Company Act), it will not be able to vote on matters that require the approval of the investors of the Private Fund, including matters that could adversely affect the Fund’s investment, such as changes to the Private Fund’s investment objective or policies or the termination of the Private Fund. If the Fund’s ability to vote is limited, its ability to influence matters being voted on will be reduced relative to other investors (which may include other investment funds or accounts managed by the Investment Manager). Where a separate non-voting security class is not available, the Fund would seek to create by contract the same result as owning a non-voting security class through a written agreement between the Fund and the Private Fund in which the Fund irrevocably foregoes the right to vote. The absence of voting rights potentially could have an adverse impact on the Fund.

Commodities

The Fund or the Investment Funds may purchase or sell derivatives, securities or other instruments that provide exposure to commodities. The Fund’s or the Investment Funds’ investments in commodities-related instruments may subject the Fund or the Investment Funds to greater volatility than investments in traditional securities. The value of commodity-related instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. An unexpected surplus of a commodity caused by one of the aforementioned factors, for example, may cause a significant decrease in the value of the commodity (and a decrease in the value of any investments directly correlated to the commodity). Conversely, an unexpected shortage of a commodity caused by one of the aforementioned factors may cause a significant increase in the value of the commodity (and a decrease in the value of any investments inversely correlated to that commodity). The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. The Fund or the Investment Funds may focus their commodity-related investments in a particular sector of the commodities market (such as gold, oil, metal or agricultural products). As a result, to the extent the Fund or the Investment Funds focus investments in a particular sector of the commodities market, the Fund or Investment Funds may be more susceptible to risks associated with those sectors, including the risk of due to adverse economic, business or political developments affecting a particular sector.

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Equity Securities

The investment portfolios of the Fund or Investment Funds may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

The Investment Manager or Underlying Managers may generally invest in equity securities without restriction. These investments may include securities of companies with small-to medium-sized market capitalizations, including micro cap companies and growth stage companies. The securities of certain companies, particularly smaller-capitalization companies, involve higher risks in some respects than do investments in securities of larger companies. For example, prices of small-capitalization and even medium-capitalization stocks are often more volatile than prices of large-capitalization stocks, and the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to investors) is higher than for larger, “blue-chip” companies. In addition, due to thin trading in the securities of some small-capitalization companies, an investment in those companies may be illiquid.

Fixed-Income Securities

The Fund or the Investment Funds may invest in fixed-income securities. The Investment Manager or the Underlying Managers will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive, and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

The Fund or the Investment Funds may invest in both investment grade and non-investment grade debt securities (commonly referred to as “junk bonds”). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by the Investment Manager or the Underlying Managers to be of comparable quality.

The Fund’s or the Investment Funds’ investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

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 Non-U.S. Securities

The Fund or the Investment Funds may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), which represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which the Fund or the Investment Funds may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S. Foreign investing can result in higher transaction and operating costs for the Fund or the Investment Funds. Foreign issuers are not subject to the same accounting and disclosure requirements to which U.S. issuers are subject and consequently, less information may be available to investors in companies located in such countries than is available to investors in companies located in the United States. The value of foreign investments may be affected by reduced levels of governmental exchange control regulations; foreign withholding taxes; reduced liquidity in foreign markets; fluctuations in the rate of exchange between currencies and costs associated with currency conversions; the potential difficulty in repatriating funds; expropriation or nationalization of a company’s assets; delays in settlement of transactions; other jurisdictions imposing restrictions on investments; changes in governmental economic or monetary policies in the United States or abroad; or other political and economic factors. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad.

As a general matter, the Fund or the Investment Funds are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, the Fund or the Investment Funds may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Fund’s or the Investment Funds’ obligations to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Fund or the Investment Funds for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Fund or the Investment Funds anticipate purchasing or selling a non-U.S. security. This technique would allow the Fund or the Investment Funds to “lock in” the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Fund’s or the Investment Funds’ existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Fund’s or the Investment Funds’ non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund’s or the Investment Funds’ investment objective, such as when the Investment Manager or Underlying Managers anticipate that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund’s or the Investment Funds’ investment portfolios.

ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed in the Fund’s Prospectus. ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers.

Asset-Backed (Including Mortgage-Backed) Securities

To the extent described in the Prospectus, the Fund or the Investment Funds may purchase asset-backed securities, which are securities backed by mortgages, real estate debt, consumer loans, senior living debt, installment contracts, small business loans, credit card receivables, municipal securities or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security’s stated maturity may be shortened. In addition, the security’s total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

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If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the Fund’s fixed income investments, the maturity of asset-backed securities will be based on estimates of average life. Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

Asset-backed securities acquired by the Fund or Investment Funds may include collateralized mortgage obligations (“CMOs”). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits (“REMICs”). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases CMOs may be highly leveraged and very speculative. The Fund will not purchase “residual” CMO interests, which normally exhibit greater price volatility.

Money Market Instruments

The Fund or the Investment Funds may invest during periods of adverse market or economic conditions for defensive purposes some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as the Investment Manager or Underlying Managers deem appropriate under the circumstances. The Fund or the Investment Funds also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Lending Portfolio Securities

The Fund or the Investment Funds may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund or the Investment Funds continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund or the Investment Funds an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. The Fund or the Investment Funds generally will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund or the Investment Funds might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or the Investment Funds.

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When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, the Fund or the Investment Funds may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Fund or the Investment Funds enter into the commitment, but the Fund or the Investment Funds do not make payment until they receive delivery from the counterparty. After the Fund or the Investment Funds commit to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way (i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose the Fund or the Investment Funds to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund or the Investment Funds are fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of the Fund or the Investment Funds. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Fund or the Investment Funds on a forward basis will not honor its purchase obligation. In such cases, the Fund or the Investment Funds may incur a loss.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

The Investment Manager or Underlying Managers may utilize a variety of special investment instruments and techniques to hedge against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue the Fund’s or the Investment Funds’ investment objectives. These strategies may often be executed through derivative transactions. Certain of the special investment instruments and techniques that the Investment Manager or Underlying Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives

Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Special risks may apply to instruments that are invested in by the Fund or the Investment Funds in the future that cannot be determined at this time or until such instruments are developed or invested in by the Fund or the Investment Funds. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, and the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

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Call and Put Options

There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above its short sales price plus the premium received for writing the put option, and gives up the opportunity for gain on the short position if the underlying security’s price falls below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Hedging Transactions

The Investment Manager or the Underlying Managers may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Investment Manager or the Underlying Managers to hedge against a change or event at a price sufficient to protect the Fund’s or the Investment Funds’ assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While the Investment Manager or the Underlying Managers may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the nonoccurrence of other events being hedged against may result in a poorer overall performance for the Fund or the Investment Funds than if the Investment Manager or Underlying Managers had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Investment Manager or Underlying Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Investment Manager or the Underlying Managers from achieving the intended hedge or expose the Fund or the Investment Funds to additional risk of loss.

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Leverage

The Fund or the Investment Funds may employ leverage through borrowings or derivative instruments, and is likely to directly or indirectly acquire interests in real estate assets with highly leveraged capital structures. If income and appreciation on investments made with borrowed funds are less than the cost of the leverage, the value of the relevant portfolio or investment will decrease. Accordingly, any event that adversely affects the value of the Fund or the Investment Funds will be magnified to the extent leverage is employed. The cumulative effect of the use of leverage by the Fund or the Investment Funds in a market that moves adversely to the relevant investments could result in substantial losses, exceeding those that would have been incurred if leverage had not been employed.

Short Selling

The Investment Manager or Underlying Managers may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

The Fund or the Investment Funds may also effect short sales “against the box.” These transactions involve selling short securities that are owned (or that the Fund or the Investment Funds have the right to obtain). When the Fund or the Investment Funds enter into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Fund or the Investment Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

Distressed Securities

The Fund or the Investment Funds may invest in debt or equity securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and a bankruptcy court’s power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund or the Investment Funds of the security in respect to which such distribution was made.

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Foreign Currency Transactions

The Fund or the Investment Funds may engage in foreign currency transactions for a variety of purposes, including “locking in” the U.S. dollar price of a security between trade and settlement date, or hedging the U.S. dollar value of securities held in the Fund or the Investment Funds. The Fund or the Investment Funds may also engage in foreign currency transactions for non-hedging purposes to generate returns.

Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency transactions may involve the Fund or the Investment Funds agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. The Fund or the Investment Funds would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Fund or the Investment Funds have contracted to receive in the exchange. The Investment Manager’s or the Underlying Managers’ success in these transactions will depend principally on their ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

The Fund or the Investment Funds may enter into forward contracts for hedging and non-hedging purposes in pursuing its investment objective. Forward contracts are transactions involving an obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Investment Manager or Underlying Managers anticipate purchasing or selling a non-U.S. security. This technique would allow the Investment Manager or Underlying Managers to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an existing holding of non-U.S. securities. Imperfect correlation may exist, however, between the non-U.S. securities holdings of the Fund or the Investment Funds, and the forward contracts entered into with respect to those holdings. In addition, forward contracts may be used for non-hedging purposes, such as when the Investment Manager or Underlying Managers anticipate that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the applicable investment portfolio. Generally, the Fund or the Investment Funds are not subject to a requirement that it hedges all or any portion of its exposure to non-U.S. currency risks, and there can be no assurance that hedging techniques will be successful if used.

OTHER POTENTIAL RISKS AND ADDITIONAL INVESTMENT INFORMATION

Dependence on the Investment Manager and Underlying Managers

The Fund invests its assets primarily in a number of Underlying Funds, selected by the Investment Manager. The success of the Fund depends upon the ability of the Investment Manager to develop and implement investment strategies that achieve the investment objective of the Fund, and upon the ability of the Underlying Managers to develop and implement strategies that achieve the Investment Funds’ investment objectives. Shareholders will have no right or power to participate in the management or control of the Fund or the Investment Funds, and will not have an opportunity to evaluate the specific investments made by the Investment Funds or the Underlying Managers, or the terms of any such investments.

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Compensation Arrangements with the Underlying Managers

Underlying Managers may receive compensation based on the performance of their investments. Such compensation arrangements may create an incentive to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect. In addition, because performance-based compensation is calculated on a basis that includes unrealized appreciation of an Investment Fund’s assets, such performance-based compensation may be greater than if such compensation were based solely on realized gains.

Tax Risks

In addition to other risk considerations, an investment in the Fund’s Shares will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail under “TAXES” below. Tax matters are complicated, and the foreign and U.S. federal, state and local tax consequences of the purchase, ownership and disposition of Shares will depend on the facts of each investor’s situation. Prospective investors are encouraged to consult their own tax advisers regarding the specific tax consequences to them of an investment in the Shares.

Generally. The Fund will not seek rulings from the Internal Revenue Service (“IRS”) or any legal opinion with respect to any of the U.S. federal income tax considerations discussed in this Prospectus or any other tax matters. Moreover, the Fund may take positions as to which the tax consequences are unclear or as to which the IRS or a court might disagree. All statements contained in this Prospectus concerning the U.S. federal income tax consequences of an investment in the Shares are based upon existing law as contained in the Internal Revenue Code, the Treasury regulations promulgated thereunder, and administrative and judicial interpretations thereof. No assurance can be given that the currently anticipated income tax treatment of an investment in the Shares will not be modified by legislative, judicial or administrative changes, possibly with retroactive effect, to the detriment of the Shareholders.

Limitation on deductibility of losses. The ability of Shareholders to deduct their share of Fund expenses and losses, if any, will be subject to various limitations, including, for Shareholders who are individuals, the limitations applicable to miscellaneous itemized deductions.

Tax liability on Fund income without regard to distributions. Shareholders will be taxable on their share of any taxable income of the Fund whether or not any distributions are made to them.

Tax Audit. Pursuant to the U.S. Bipartisan Budget Act of 2015, as amended, or any similar state or local tax rules (“BBA”), the IRS is generally permitted to determine adjustments to items of income, gain, deduction, loss or credit of the Fund, and assess and collect taxes attributable thereto (including any applicable penalties and interest), at the Fund level. Although certain elections or other procedures may be available to mitigate the impact of such determination, assessment or collection, there can be no assurances that the Fund will avoid, or be able to avoid, any entity-level determination, assessment or collection. In addition, any such elections or procedures may have differing results on the tax liability of Shareholders depending on the tax status of each Limited Partner, and the Fund may not be able to take into account the particular facts or circumstances of a Shareholders. A Shareholder may be required to bear a share of the economic burden of taxes so assessed or collected without regard to whether such person was a Shareholder, or without regard to his relative ownership interest, during the taxable year of the Fund to which such taxes relate. Each partnership required to file, or that files, a U.S. income tax return, must designate a representative under the BBA (such representative for the Fund, the “Partnership Representative”) with the sole authority to act on behalf of, and to bind, the partnership, its partners and any other person whose tax liability is determined by taking into account adjustments under the BBA. In addition, Shareholders will not be able to participate in any such examinations or proceedings without permission of the IRS. The Fund may also be exposed to the risk that these rules apply to any entity treated as a partnership for U.S. federal income tax purposes in which the Fund directly or indirectly invests. The legal and accounting costs incurred in connection with any audit of the Fund will be borne by the Fund. The cost of any audit of any Shareholder will be borne solely by the Shareholder. Prospective Shareholders should consult their own tax advisors in this regard.

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Unrelated Business Taxable Income Risks. An investment in the Fund is expected to generate unrelated business taxable income for U.S. federal income tax purposes (and may have other adverse tax consequences) for pension funds, Keogh plans, individual retirement accounts, tax-exempt institutions and other tax-exempt investors. Accordingly, such prospective Shareholders are urged to consult their own tax advisors concerning possible U.S. federal, state, local and non-U.S. tax consequences from an investment in the Fund.

Business and Regulatory Risks

Legal, tax and regulatory developments that may adversely affect the Fund, the Underlying Managers or the Investment Funds could occur. Securities and futures markets are subject to comprehensive statutes, regulations and margin requirements enforced by the SEC, other regulators and self-regulatory organizations and exchanges authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial actions. The regulatory environment for private funds is evolving, and changes in the regulation of private funds and their trading activities may adversely affect the ability of the Fund to pursue its investment strategy and the value of investments held by the Fund. There has been an increase in governmental, as well as self-regulatory, scrutiny of the alternative investment industry in general. It is impossible to predict what, if any, changes in regulations may occur, but any regulations which restrict the ability of the Fund to trade in securities or the ability of the Fund to employ, or brokers and other counterparties to extend, credit in its trading (as well as other regulatory changes that result) could have a material adverse impact on the Fund's portfolio.

Control Positions

Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved in a manner adverse to the Investment Funds, the Investment Funds likely would suffer losses on their investments. Additionally, should an Investment Fund obtain such a position, such entity may be required to make filings concerning its holdings with the SEC and it may become subject to other regulatory restrictions that could limit the ability of such Investment Fund to dispose of its holdings at a preferable time and in a preferable manner. Violations of these regulatory requirements could subject the Investment Fund to significant liabilities.

Effect of Investor Withdrawals on an Underlying Manager’s Ability to Influence Corporate Change

From time to time an Investment Fund may acquire enough of a company’s shares or other equity to enable its Underlying Manager, either alone or together with the members of any group with which the Underlying Manager is acting, to influence the company to take certain actions, with the intent that such actions will maximize shareholder value. If the investors of such an Investment Fund request withdrawals representing a substantial portion of the Investment Fund’s assets during any period when its Underlying Manager (or members of any such group) are seeking to influence any such corporate changes, the Underlying Manager may be compelled to sell some or all of the Investment Fund’s holdings of the shares or other equity issued by such company in order to fund such investor withdrawal requests. This may adversely impact, or even eliminate, the Underlying Manager’s (or the group’s) ability to influence such changes and, thus, to influence shareholder value, possibly resulting in losses to the Investment Fund and accordingly, the Fund.

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Reliance on Key Personnel of the Investment Manager

The Fund’s ability to identify and invest in attractive opportunities is dependent upon the Investment Manager. If one or more of the key individuals leaves the Investment Manager, that Investment Manager may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Dilution

If an Underlying Manager limits the amount of capital that may be contributed to an Investment Fund by the Fund, additional sales of Shares of the Fund will dilute the participation of existing Shareholders in the indirect returns to the Fund from such Investment Fund.

Indirect Investment in Investment Funds

Any transaction by which the Fund indirectly gains exposure to an Investment Fund by the purchase of a swap or other contract is subject to special risks. The Fund’s use of such instruments can result in volatility, and each type of instrument is subject to special risks. Indirect investments generally will be subject to transaction and other fees that will reduce the value of the Fund’s investment in an Investment Fund. There can be no assurance that the Fund’s indirect investment in an Investment Fund will have the same or similar results as a direct investment in the Investment Fund, and the Fund’s value may decrease as a result of such indirect investment.

Counterparty Insolvency

The Fund’s and the Investment Funds’ assets may be held in one or more funds maintained for the Fund or the Investment Funds by counterparties, including their prime brokers. There is a risk that any of such counterparties could become insolvent. The insolvency of such counterparties is likely to impair the operational capabilities or the assets of the Investment Funds and the Fund. If one or more of the Investment Funds’ counterparties were to become insolvent or the subject of liquidation proceedings in the United States (either under the Securities Investor Protection Act or the United States Bankruptcy Code), there exists the risk that the recovery of the Investment Funds’ securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

In addition, the Investment Funds may use counterparties located in various jurisdictions outside of the United States. Such local counterparties are subject to various laws and regulations in various jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Investment Funds’ assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Investment Funds and their assets and the Fund. The insolvency of any counterparty would result in a loss to the Fund, which could be material.

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Financial Failure of Intermediaries

There is always the possibility that the institutions, including brokerage firms and banks, with which the Fund does business, or to which securities have been entrusted for custodial purposes, will encounter financial difficulties that may impair their operational capabilities or result in losses to the Fund.

Suspensions of Trading

Each exchange typically has the right to suspend or limit trading in all securities that it lists. Such a suspension could render it impossible for an Investment Fund to liquidate its positions and thereby expose it to losses. In addition, there is no guarantee that non-exchange markets will remain liquid enough for an Investment Fund to close out positions.

 Enforceability of Claims Against Investment Funds

The Fund has no assurances that it will be able to: (1) effect service of process within the U.S. on foreign Investment Funds; (2) enforce judgments obtained in U.S. courts against foreign Investment Funds based upon the civil liability provisions of the U.S. federal securities laws; (3) enforce, in an appropriate foreign court, judgments of U.S. courts based upon the civil liability provisions of the U.S. federal securities laws; or (4) bring an original action in an appropriate foreign court to enforce liabilities against an Investment Fund or other person based upon the U.S. federal securities laws. It is unclear whether Shareholders would ever be able to bring claims directly against the Investment Funds, domestic or foreign, or whether all such claims must be brought by the Board on behalf of Shareholders.

Cyber Security Risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund, the Investment Manager, financial intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of Shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private Shareholder information or confidential business information, impede investment activities, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for Investment Funds and for the issuers of securities in which the Fund or an Investment Fund may invest, which could result in material adverse consequences for the Investment Funds or such issuers and may cause the Fund to lose value.

LIBOR Transition

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such LIBOR. LIBOR is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. On July 27, 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or net asset value (“NAV”). In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

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BOARD OF TRUSTEES AND OFFICERS

The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Delaware and the Fund’s Agreement and Declaration of Trust. The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its Shareholders, including the authority to establish policies regarding the management, conduct and operation of its business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.

The members of the Board (each, a “Trustee”) are not required to contribute to the capital of the Fund or to hold Shares. A majority of Trustees of the Board are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Trustees”). Any Trustee who is not an Independent Trustee is an interested trustee (“Interested Trustee”). The identity of Trustees of the Board, the advisory board member and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity, retirement or bankruptcy. A Trustee may resign upon written notice to the other Trustees of the Fund, and may be removed either by (i) the vote of at least two-thirds of the Trustees of the Fund not subject to the removal vote or (ii) the vote of Shareholders of the Fund holding not less than two-thirds of the total number of votes eligible to be cast by all Shareholders of the Fund. In the event of any vacancy in the position of a Trustee, the remaining Trustees of the Fund may appoint an individual to serve as a Trustee so long as immediately after the appointment at least two-thirds of the Trustees of the Fund then serving have been elected by the Shareholders of the Fund. The Board may call a meeting of the Fund’s Shareholders to fill any vacancy in the position of a Trustee of the Fund, and must do so if the Trustees who were elected by the Shareholders of the Fund cease to constitute a majority of the Trustees then serving on the Board.

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INDEPENDENT TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Since Inception	Retired (since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	9	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	9	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Managing Director, Veritable LP (2016- Present); Founder/ President, Ascendant Capital Partners, LP (2001 – 2015).	5	Trustee, Quaker Investment Trust (5 portfolios) (registered investment company); Scotia Institutional Funds (2006 – 2014) (3 portfolios) (registered investment company).

*	The fund complex consists of the Fund, Infinity Core Alternative Fund, Infinity Long/Short Equity Fund, LLC, The Relative Value Fund, Variant Alternative Income Fund, Cliffwater Corporate Lending Fund, Corbin Multi-Strategy Fund, LLC, Agility Multi-Asset Income Fund, Keystone Private Income Fund and Aspiriant Risk-Managed Real Asset Fund.

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INTERESTED TRUSTEE AND OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Terrance P. Gallagher** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Executive Vice President and Director of Fund Accounting, Administration and Tax; UMB Fund Services, Inc. (2007-present); President, Investment Managers Series Trust II (2013- Present); Treasurer, American Independence Funds Trust (2016-2018); Treasurer, Commonwealth International Series Trust (2010-2015).	9	Trustee, Investment Managers Series Trust II (13 portfolios) (registered investment company).
Marc Castellani Year of Birth: 1969 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Managing Director, Aspiriant, LLC (2015-present); J.P. Morgan Private Bank (2012 to 2015).	N/A	N/A
Benjamin Schmidt Year of Birth: 1976 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Assistant Treasurer; Secretary; Chief Compliance Officer; Anti-Money Laundering Officer, Aspiriant Trust (2015-present); Director, Aspiriant, LLC (2015-present); AVP Fund Administration, UMB Fund Services, Inc. (2000-2015).	N/A	N/A

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Laura Boucher Year of Birth:1981 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Assistant Treasurer	Since Inception	Manager, Fund Administration, Aspiriant, LLC (2015-present); Auditor, Cohen & Company, Ltd. (June 2015 – October 2015); Lead Fund Administrator, UMB Fund Services, Inc. (2011-2015).	N/A	N/A
Perpetua Seidenberg Year of Birth: 1990 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since Inception	Compliance Director, Vigilant Compliance, LLC (an investment management services company) (2014 – present); Auditor, PricewaterhouseCoopers (2012 – 2014).	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception

Senior Vice President, Client Services (2017 –Present); Vice President, Senior Client Service Manager (2013 – 2017); Assistant Vice President, Client Relations Manager (2002 – 2013); UMB Fund Services, Inc.

				N/A	N/A
*	The fund complex consists of the Fund, Agility Multi-Asset Income Fund, Corbin Multi-Strategy Fund, LLC, Keystone Private Income Fund, Cliffwater Corporate Lending Fund, Infinity Long/Short Equity Fund, LLC, The Relative Value Fund, Infinity Core Alternative Fund, Variant Alternative Income Fund and Aspiriant Risk-Managed Real Asset Fund.
**	Mr. Gallagher is deemed an interested person of the Fund because of his affiliation with an affiliate of the Fund’s Administrator.

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The Board believes that each of the Trustees’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Investment Manager, the Fund’s other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting, and public service; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee.

Terrance P. Gallagher. Mr. Gallagher has been a Trustee since the Fund’s inception. He has more than 40 years of experience in the financial services industry. The Board also benefits from his experience as a member of the board of other funds in the fund complex.

David G. Lee. Mr. Lee has been a Trustee since the Fund’s inception. He has more than 25 years of experience in the financial services industry. The Board also benefits from his experience as a member of the board of other funds in the fund complex.

Robert Seyferth. Mr. Seyferth has been a Trustee since the Fund’s inception. Mr. Seyferth has more than 30 years of business and accounting experience. The Board also benefits from his experience as a member of the board of other funds in the fund complex.

Gary E. Shugrue. Mr. Shugrue has been a Trustee since the Fund’s inception. Mr. Shugrue has more than 30 years of experience in the financial services industry. The Board also benefits from his experience as a member of the board of other funds in the fund complex.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Investment Manager to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Investment Manager and other service providers in the operations of the Fund in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and the Fund’s Agreement and Declaration of Trust. The Board is currently composed of four members, three of whom are Independent Trustees. The Board meets in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Trustees meet with their independent legal counsel in person prior to and during each quarterly in-person board meeting. As described below, the Board has established a Valuation Committee, an Audit Committee and a Nominating Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed David Lee, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Investment Manager, other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

21

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Manager and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Investment Manager and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Investment Manager and other service providers has its own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board requires senior officers of the Fund, including the President, Treasurer and Chief Compliance Officer (“CCO”) and the Investment Manager, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board also receives reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s custodian, distributor and administrator. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of the Board of Trustees

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit. The Audit Committee currently consists of David G. Lee, Robert Seyferth and Gary E. Shugrue. As the Fund is recently organized, the Audit Committee did not hold any meetings during the last year.

Nominating Committee

The Board has formed a Nominating Committee that is responsible for selecting and nominating persons to serve as Trustees of the Fund. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Shareholders for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder’s interests in the Fund in sufficient detail to establish that the Shareholder held Shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a trustee. The Nominating Committee may solicit candidates to serve as trustees from any source it deems appropriate. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Audit Committee currently consists of David G. Lee, Robert Seyferth and Gary E. Shugrue. As the Fund is recently organized, the Nominating Committee did not hold any meetings during the last year.

22

Valuation Committee

The Board has formed a Valuation Committee that is responsible for reviewing fair valuations of securities held by the Fund in instances as required by the valuation procedures adopted by the Board. The Valuation Committee currently consists of David G. Lee, Robert Seyferth, Gary E. Shugrue and Terrance P. Gallagher. As the Fund is recently organized, the Valuation Committee did not hold any meetings during the last year.

Trustee Ownership of Securities

The Fund has not yet commenced operations, therefore none of the Trustees own Shares of the Fund.

Independent Trustee Ownership of Securities

As of December 31, 2020, none of the Independent Trustees (or their immediate family members) owned beneficially or of record securities of the Investment Manager or a principal underwriter, or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Investment Manager or a principal underwriter.

Trustee Compensation

In consideration of the services rendered by the Independent Trustees, the Fund will pay each Independent Trustee a retainer of $10,000 per fiscal year. Trustees who are interested persons will be compensated by the Fund’s administrator and/or its affiliates and will not be separately compensated by the Fund.

CODES OF ETHICS

The Fund and the Investment Manager have each adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act, which is designed to prevent affiliated persons of the Fund and the Investment Manager from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund’s registration statement filed with the SEC and are available on the EDGAR database on the SEC’s website at https://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

23

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Investment Manager

Aspiriant, LLC serves as the investment advisor to the Fund. The Investment Manager is owned by its key employees and has 72 equity partners. The Investment Manager is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Investment Manager is responsible for the management and operation of the Fund and the investment of the Fund’s assets. The Investment Manager provides such services to the Fund pursuant to the Investment Management Agreement.

The Investment Management Agreement became effective as of [April 1, 2021], and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement, or any other investment advisory contracts, will be available in the Fund’s first annual or semi-annual report to Shareholders.

Pursuant to the Investment Management Agreement, the Investment Manager is entitled to a quarterly Investment Management Fee equal to 0.50% on an annualized basis of the Fund’s net assets as of each quarter-end. The Investment Management Fee will be calculated before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. NAV means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund.

The Investment Manager has entered into an investment management fee limitation agreement (the “Management Fee Limitation Agreement”) with the Fund, whereby the Investment Manager has agreed to waive 0.40% of its Investment Management Fee. The Management Fee Limitation Agreement is in effect for one year from the Fund’s commencement of operations (the “Current Term”) and will automatically renew for consecutive one-year terms thereafter. Neither the Fund nor the Investment Manager may terminate the Management Fee Limitation Agreement during the Current Term. The Investment Management Fee is paid to the Investment Manager before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.

The Investment Manager has entered into an administrative services agreement (the “Administrative Services Agreement”) with the Fund, whereby the Investment Manager is entitled to 0.10% on an annualized basis of the Fund’s net assets as of each quarter-end for providing certain administrative services to the Fund. Such services include the review of shareholder reports and other filings with the SEC; oversight of the Fund’s primary service providers; periodic due diligence reviews of the Fund’s primary service providers; coordination and negotiation of all of the contracts and pricing relating to the Fund’s primary service providers, with the advice of Fund counsel; providing information to the Board relating to the review and selection of the Funds’ primary service providers; and all such other duties or services necessary for the appropriate administration of the Fund that are incidental to the foregoing services. The Administrative Services Agreement became effective as of the commencement of the Fund’s operations, and will continue in effect for an initial two-year term. Thereafter, the Administrative Services Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by the vote of the Board, including a majority of the Independent Trustees of the Fund. The Administrative Services Agreement will terminate automatically if assigned (as defined in the Investment Company Act), and is terminable at any time without penalty upon no less than sixty (60) days’ written notice to the Fund by either the Board or the Investment Manager.

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The Portfolio Managers

The personnel of the Investment Manager who have primary responsibility for the day-to-day management of the Fund’s portfolio (the “Portfolio Managers”) are John Allen and Mark Castellani.

Other Accounts Managed by the Portfolio Managers(1)

	Type of Accounts	Total # of Accounts Managed	Total Assets ($mm)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance ($mm)
1. John Allen	Registered Investment Companies:	4	$4.345	0	$0
	Other Pooled Investment Vehicles:	2	$283	0	$0
	Other Accounts:	0	$0	0	$0
2. Mark Castellani	Registered Investment Companies:	4	$4.345	0	$0
	Other Pooled Investment Vehicles:	2	$283	0	$0
	Other Accounts:	0	$0	0	$0

(1)	As of December 31, 2020.

Conflicts of Interest

While the compensation of Portfolio Managers is not tied directly to the performance of a Fund, the Portfolio Managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Manager could favor one account over another. Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Investment Manager has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. The Investment Manager’s trade allocation policy is to aggregate client transactions, including the Fund’s, where possible when it is believed that such aggregation may facilitate the Investment Manager’s duty of best execution. Client accounts for which orders are aggregated receive the average price of such transaction. Any transaction costs incurred in the transaction are shared pro rata based on each client’s participation in the transaction. The Investment Manager generally allocates securities among client accounts according to each account’s pre-determined participation in the transaction. The Investment Manager’s policy prohibits any allocation of trades that would favor any proprietary accounts, affiliated accounts, or any particular client(s) or group of clients more over any other account(s). The Investment Manager prohibits late trading, frequent trading and/or market timing in the Funds and monitors trades daily to ensure this policy is not violated.

25

Compensation

The Portfolio Managers are compensated with base compensation, bonus (a percentage of base compensation), and a share purchase incentive (bonus based on percentage of profit of the Investment Manager divided by shareholders per capita).

Portfolio Manager’s Ownership of Shares

As of March 1, 2021, none of the portfolio managers beneficially owned any shares of the Fund.

BROKERAGE

It is the policy of the Fund to obtain the best results in connection with effecting its portfolio transactions taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. In most instances, the Fund will purchase interests in an Investment Fund directly from the Investment Fund, and such purchases by the Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its portfolio transactions (including investments in Investment Funds) may be subject to expenses. The Investment Funds incur transaction expenses in the management of their portfolios, which will decrease the value of the Fund’s investment in the Investment Funds. Each Investment Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Investment Manager will have no direct or indirect control over the brokerage or portfolio trading policies employed by the Underlying Managers.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

Cohen & Company, Ltd., located at principal business address 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm providing audit and other related services.

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Trustees.

CUSTODIAN

UMB Bank, n.a. (the “Custodian”), serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of Section 17(f) of the Investment Company Act. Assets of the Fund are not held by the Investment Manager, or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1010 Grand Blvd., Kansas City, MO 64106. The Custodian is an affiliate of UMB Fund Services, Inc., which serves as the Fund’s administrator.

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DISTRIBUTOR

UMB Distribution Services, LLC, (the “Distributor”) is the distributor (also known as principal underwriter) of the shares of the Fund and is located at 235 W. Galena Street, Milwaukee, Wisconsin 53212. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Pursuant to the Distribution Agreement, the Distributor acts as the agent of the Fund in connection with the continuous offering of Shares of the Fund. The Distributor continually distributes Shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Shares. The Distributor and its officers have no role in determining the investment policies of the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Fund invests substantially all of its investable assets in Investment Funds. While it is unlikely that the Fund will receive notices or proxies from Investment Funds (or receives proxy statements or similar notices in connection with any other portfolio securities), to the extent that the Fund does receive such notices or proxies and the Fund has voting interests in such Investment Funds, the Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Investment Manager. The Investment Manager will vote such proxies in accordance with its proxy policies and procedures.

The Investment Manager’s proxy policies and procedures require that the Investment Manager vote proxies received in a manner reasonably believed to be in the best interests of the Fund and its shareholders and not affected by any material conflict of interest. The Investment Manager considers shareholders’ best economic interests over the long term (i.e., considers the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

The Investment Manager has adopted proxy voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Fund generally invests and may be revised in the Investment Manager’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, taking into account all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, the Investment Manager may conduct research internally and/or use the resources of an independent research consultant. The Investment Manager may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

The Investment Manager acknowledges its responsibility to identify material conflicts of interest related to voting proxies. The Investment Manager’s employees are required to disclose to the Investment Manager’s chief compliance officer any personal conflicts, such as officer or director positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with the Investment Manager or any affiliate will be considered only to the extent that the Investment Manager has actual knowledge of such relationships. The Investment Manager then takes appropriate steps to address identified conflicts.

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. The Investment Manager may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

27

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate the Investment Manager to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

The Investment Manager will not discuss with members of the public how it intends to vote on any particular proxy proposal.

The Fund will be required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at (877) 997-9971 or (ii) by visiting the SEC’s website at https://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The Fund has not yet commenced operations, therefore no Shares of the Fund are currently owned.

FINANCIAL STATEMENTS

Appendix A to this SAI provides financial information regarding the Fund and the Global Capital Opportunities, L.P. (the “Predecessor Fund”). The Fund’s financial statements have been audited by Cohen & Company, Ltd. The Predecessor Fund’s financial statements for the year ended December 31, 2019 have been audited by Deloitte & Touche LLP. Also included are the Predecessor Fund’s unaudited financial statements for the period ended September 30, 2020.

28

APPENDIX A

FINANCIAL STATEMENTS

Global Capital Opportunities, L.P.

Financial Statements as of and for the
Year Ended December 31, 2019, and
Independent Auditors’ Report

A-1

Global Capital Opportunities, L.P.

Page
INDEPENDENT AUDITORS’ REPORT	1
FINANCIAL STATEMENTS AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2019:
Schedule of Investments	2-3
Statement of Assets, Liabilities and Partners’ Capital	4
Statement of Operations	5
Statements of Changes in Partners’ Capital	6
Statement of Cash Flows	7
Financial Highlights	8
Notes to Financial Statements	9-16

Deloitte & Touche LLP
695 Town Center Drive Suite 1000
Costa Mesa, CA 92626 USA
Tel: 714 436 7100
Fax: 714 436 7200
www.deloitte.com

INDEPENDENT AUDITORS’ REPORT

To Global Capital Opportunities, L.P.:

We have audited the accompanying financial statements of Global Capital Opportunities, L.P. (the“Partnership”), which comprise the statement of assets, liabilities and partners’ capital, including the schedule of investments, as of December 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in partners’ capital for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements and Financial Highlights

Management is responsible for the preparation and fair presentation of these financial statements and financial highlights in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements and financial highlights that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements and financial highlights. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements and financial highlights, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Partnership’s preparation and fair presentation of the financial statements and financial highlights in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Capital Opportunities, L.P. as of December 31, 2019, and the results of its operations and its cash flows for the year then ended, changes in its partners’ capital for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended in accordance with accounting principles generally accepted in the United States of America.

June 26, 2020	Member of
Deloitte Touche Tohmatsu Limited

GLOBAL CAPITAL OPPORTUNITIES, L.P.

SCHEDULE OF INVESTMENTS

AS OF DECEMBER 31, 2019

Marketable Securities (45.3%)	Type of Investment	Units / Shares	Cost	Fair Value
Exchange-Traded Fund (5.6%)
iShares MSCI ACWI ETF	Exchange-traded fund	94,654	$7,036,690	$7,501,330
Total Exchange-Traded Fund (5.6%)			7,036,690	7,501,330

Mutual Funds (39.7%)
American Funds New Perspective Fund F-3	Mutual fund	475,240	19,358,058	22,440,855
BlackRock Health Sciences Opportunities Portfolio I	Mutual fund	19,670	1,013,512	1,338,963
DFA Global Equity Portfolio I	Mutual fund	867,073	17,722,999	21,555,433
DFA One-Year Fixed Income Portfolio I	Mutual fund	194,562	2,005,945	2,003,990
GMO Emerging Country Debt Fund IV	Mutual fund	122,324	3,535,770	3,313,764
Nuveen Short Duration High Yield Municipal Bond Fund I	Mutual fund	195,736	1,963,241	2,065,015
Vanguard Health Care Fund Admiral	Mutual fund	10,256	883,774	900,490
Total Mutual Funds (39.7%)			46,483,299	53,618,510
Total Marketable Securities (45.3%)			53,519,989	61,119,840

Portfolio Funds [a,b] (55.3%)	Investment Strategy	Units / Shares	Cost	Fair Value	Acquisition Date
Membership Interests (15.0%)
D. E. Shaw All Country Global Alpha Extension Fund, LLC	Long/Short		$10,000,000	$11,099,770	7/1/2018
New Mountain Investments III, LLC	Buyout		481,456	3,904,419	12/19/2007
Renaissance Institutional Diversified Alpha Fund LLC	Long/Short		5,000,000	5,222,555	7/1/2018
Total Membership Interests (15.0%)			15,481,456	20,226,744

Partnership Interests (40.3%)
Adams Street Partnership Fund, L.P.	Multi-Strategy		2,035,732	3,392,660	1/3/2008
Black River Capital Partners Fund (Food) L.P.	Private Equity		5,254,005	5,312,360	8/5/2011
Capital Dynamics Champion Ventures VII	Venture Capital		2,521,596	5,509,867	2/16/2012
Centerbridge Special Credit Partners	Private Credit		-	228,384	10/27/2009
Coatue Qualified Partners, L.P.	Long/Short		5,000,000	5,250,530	11/1/2017
Gavea Investment Fund IV A, L.P.	Private Equity		1,424,075	243,659	7/1/2011
Goldman Sachs Vintage Fund V, L.P.	Buyout		2,137,676	404,503	8/20/2008
Hatteras Late Stage VC Fund I, L.P.	Venture Capital	30,000	1,535,007	212,400	7/1/2008
Kayne Anderson Energy Fund V (QP), L.P.	Private Equity		3,356,020	844,487	7/1/2009
Millennium USA Fund	Multi-Strategy		5,000,000	5,491,580	1/1/2019
Oaktree Opportunities Fund X, L.P.	Private Credit		2,160,000	2,827,677	2/4/2016
Oaktree Opportunities Fund Xb, L.P.	Private Credit		2,500,000	2,412,718	6/18/2018
RA Capital Heathcare Fund	Long/Short		3,000,000	4,181,772	2/1/2019
Renaissance Institutional Diversified Global
Equities Onshore Fund LP	Long/Short		5,000,000	5,648,680	7/1/2018
Revolution Ventures II, L.P.	Venture Capital		2,945,219	5,263,917	10/24/2013
The Children's Investment Fund LP	Long/Short		5,000,000	7,223,000	11/1/2017
Total Partnership Interests (40.3%)			48,869,330	54,448,194
Total Portfolio Funds (55.3%)			64,350,786	74,674,938

Total Investments (100.6%)			$117,870,775	$135,794,778

Liabilities less other assets (-0.6%)				(868,870)

Partners' Capital (100.0%)				$134,925,908

[a]	Portfolio Funds are generally offered in private placement transactions and as such are illiquid and generally restricted as to resale.
[b]	Non-income producing security.

All investments are in the United States of America, except Gavea Investment Fund IV A, L.P. which is domiciled in Brazil.

See notes to financial statements.	(continued)

GLOBAL CAPITAL OPPORTUNITIES, L.P.

SCHEDULE OF INVESTMENTS (continued)

AS OF DECEMBER 31, 2019

INVESTMENT STRATEGIES AS A PERCENTAGE OF PARTNERS' CAPITAL

Percentages as a percent of Partners' Capital are as follows:

See notes to financial statements.	(concluded)

GLOBAL CAPITAL OPPORTUNITIES, L.P.

STATEMENT OF ASSETS, LIABILITIES AND PARTNERS' CAPITAL

AS OF DECEMBER 31, 2019

Assets
Investments in Portfolio Funds, at fair value (cost $64,350,786)	$74,674,938
Investments in marketable securities, at fair value (cost $53,519,989)	61,119,840
Cash and cash equivalents	2,712,883
Portfolio Funds purchased in advance	2,000,000
Due from Portfolio Funds	1,765,922
Prepaid expenses	1,740
Total Assets	142,275,323

Liabilities
Capital withdrawals payable	6,378,628
Capital contributions received in advance	846,000
Management fee payable	18,509
Other expenses payable	106,278
Total Liabilities	7,349,415

Partners' Capital	$134,925,908

Partners' Capital consists of:
Paid-in capital	$62,692,895
Total distributable earnings	72,233,013

Total Partners' Capital	$134,925,908

See notes to financial statements.

GLOBAL CAPITAL OPPORTUNITIES, L.P.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2019

Investment Income
Dividend income	$1,158,022

Expenses
Management fee	18,509
Administrative services fees	103,007
Administration and accounting fees	101,642
Tax preparation fees	67,459
Audit fees	36,019
Professional fees	24,839
Legal fees	3,312
Other expenses	2,915
Total Expenses	357,702

Net Investment Income	800,320

Net Realized Gain and Net Change in Unrealized Gain on Investments
Net realized gain on marketable securities	41,392
Net realized gain on Portfolio Funds	3,210,499
Capital gain distributions from marketable securities	844,485
Net change in unrealized gain on marketable securities	8,870,090
Net change in unrealized gain on Portfolio Funds	7,870,944

Total Net Realized Gain and Net Change in Unrealized Gain on Investments	20,837,410

Net Increase in Partners' Capital From Operations	$21,637,730

See notes to financial statements.

GLOBAL CAPITAL OPPORTUNITIES, L.P.

STATEMENTS OF CHANGES IN PARTNERS' CAPITAL

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2019

	General	Limited
	Partner	Partners	Total
Partners' Capital at January 1, 2018	$13,404	$115,396,249	$115,409,653

Capital contributions	-	6,750,000	6,750,000

Capital withdrawals	-	(5,635,706)	(5,635,706)

Net investment income	94	845,025	845,119

Net realized gain on marketable securities	81	732,507	732,588

Net realized gain on Portfolio Funds	410	3,690,401	3,690,811

Capital gain distributions from marketable securities	159	1,435,935	1,436,094

Net change in unrealized loss on marketable securities	(804)	(7,304,857)	(7,305,661)

Net change in unrealized loss on Portfolio Funds	(137)	(1,245,955)	(1,246,092)

Partners' Capital at December 31, 2018	$13,207	$114,663,599	$114,676,806

Capital contributions	-	4,990,000	4,990,000

Capital withdrawals	-	(6,378,628)	(6,378,628)

Net investment income	91	800,229	800,320

Net realized gain on marketable securities	5	41,387	41,392

Net realized gain on Portfolio Funds	357	3,210,142	3,210,499

Capital gain distributions from marketable securities	94	844,391	844,485

Net change in unrealized gain on marketable securities	991	8,869,099	8,870,090

Net change in unrealized gain on Portfolio Funds	879	7,870,065	7,870,944

Partners' Capital at December 31, 2019	$15,624	$134,910,284	$134,925,908

See notes to financial statements.

GLOBAL CAPITAL OPPORTUNITIES, L.P.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2019

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in partners' capital resulting from operations	$21,637,730
Adjustments to reconcile net increase in partners' capital resulting from operations to net cash used in operating activities:
Net realized gain on marketable securities	(41,392)
Net realized gain on Portfolio Funds	(3,210,499)
Capital gain distributions from marketable securities	(844,485)
Net change in unrealized gain on marketable securities	(8,870,090)
Net change in unrealized gain on Portfolio Funds	(7,870,944)
Purchases of marketable securities	(17,707,516)
Purchases of Portfolio Funds	(10,025,156)
Proceeds from dispositions of marketable securities	8,461,765
Proceeds from Portfolio Fund investments	11,700,806
Distributions/withdrawals received from Portfolio Funds	3,013,801
Changes in operating assets and liabilties:
Portolio Funds purchased in advance	3,000,000
Due from portfolio funds	(1,170,071)
Prepaid expenses	83
Management fee payable	12,606
Due to affiliate	(9,447)
Other expenses payable	(9,885)

Net cash used in operating activities	(1,932,694)

CASH FLOWS FROM FINANCING ACTIVITIES:
Capital contributions, net of change in capital contributions received in advance	3,236,000
Capital withdrawals, net of change in capital withdrawals payable	(5,635,706)

Net cash used in financing activities	(2,399,706)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(4,332,400)

CASH AND CASH EQUIVALENTS - Beginning of year	7,045,283

CASH AND CASH EQUIVALENTS - End of year	$2,712,883

See notes to financial statements.

GLOBAL CAPITAL OPPORTUNITIES, L.P.

FINANCIAL HIGHLIGHTS

	For the Years Ended December 31,

	2019	2018	2017	2016	2015
Total Return (1)	18.28%	(1.47)%	16.84%	3.43%	0.75%

Ratios and Supplemental Data
Partners' Capital, end of period
in thousands (000's)	$134,926	$114,677	$115,410	$99,220	$122,744

Net investment income to average
limited partners' capital	0.63%	0.68%	0.90%	0.80%	1.63%

Ratio of gross expenses to average
limited partners' capital (2)	0.28%	0.26%	0.29%	0.28%	0.18%
Expense waivers to average
limited partners' capital	-	-	-	-	(0.01)%
Ratio of net expenses to average
limited partners' capital	0.28%	0.26%	0.29%	0.28%	0.17%

Portfolio Turnover	18%	34%	84%	34%	53%

(1)	Total investment return reflects the changes in partners' capital based on the effects of the performance during the period and adjusted for cash flows related to capital contributions or withdrawals during the period.

(2)	Represents the ratio of expenses to average partners' capital absent expense waivers.

See notes to financial statements.

Global Capital Opportunities, L.P.

Notes to Financial Statements

AS OF AND FOR THE Year Ended December 31, 2019

1.	Organization

Global Capital Opportunities, L.P. (the “Partnership”), a Delaware limited partnership, commenced operations on July 25, 2007. The Partnership is a multi-manager “fund-of-funds” formed to invest predominantly in limited partnerships and similar pooled investment vehicles often referred to as “Portfolio Funds.” Investments in marketable securities are also permitted. Advanced Capital Intelligence, LLC (the “General Partner”) serves as the general partner to the Partnership. Aspiriant, LLC (the “Investment Manager”) serves as the Partnership’s investment manager. The Partnership has an indefinite term; it will continue until dissolved at the election of the General Partner or the occurrence of certain events specified in the Partnership’s limited partnership agreement (“Partnership Agreement”), including the General Partner ceasing to be a general partner (through the General Partner’s dissolution, withdrawal or otherwise) where no successor has been installed.

2.	Significant Accounting Policies

Basis of Presentation — The financial statements have been presented in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Partnership is an investment company that applies the accounting and reporting guidance issued in U.S. Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC Topic 946”).

Basis of Accounting — The accompanying financial statements are presented on the accrual basis of accounting. Accordingly, income and expenses are recorded as earned and incurred, respectively.

Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires that the Partnership’s management makes estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Cash and Cash Equivalents — Cash and cash equivalents represent deposits and money market funds with financial institutions. The Partnership’s cash is swept into the Fidelity Government Cash Reserves (the cash equivalent/money market fund invests for the most part in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully). The account is in compliance with rule 2a-7.

Investment Valuation – Investments in Portfolio Funds – As a practical expedient, the Partnership estimates the fair value of interests in Portfolio Funds (“Portfolio Funds’ Interests”) that do not have a readily determinable fair value using the net asset value per share (or equivalent, such as member units, or an ownership interest in partners’ capital to which a proportionate share of net assets is attributed) of the Portfolio Funds as determined by the respective investment manager (“Portfolio Fund’s Manager”), if the net asset value per share of the Portfolio Fund (or its equivalent) is calculated in a manner consistent with measurement principles in ASC Topic 946 as of the reporting entity’s measurement date. If the net asset value per share (or its equivalent) of the Portfolio Fund is not as of the Partnership’s measurement date or is not calculated in a manner consistent with the measurement principles of ASC Topic 946, the Partnership may adjust the most recent net asset value per share (or its equivalent) as necessary in order to estimate the fair value for the Portfolio Fund in a manner consistent with the measurement principles of ASC Topic 946 as of the Partnership’s measurement date. The Partnership will deviate from the net asset value (or its equivalent) if it is probable at the measurement date that the Partnership will redeem a portion of a Portfolio Fund at an amount different from the net asset value per share (or its equivalent).

Investments in Portfolio Funds are subject to the terms of the Portfolio Funds’ offering documents. Valuations of Portfolio Funds may be subject to estimates, and are net of management and performance incentive fees or allocations payable to the Portfolio Funds’ Managers as required by the Portfolio Funds’ offering documents. If the Investment Manager determines that the most recent net asset value (or its equivalent) reported by the Portfolio Fund does not represent fair value or if the Portfolio Fund fails to report a net asset value to the Partnership, a fair value determination is made under procedures established by and under the general supervision of the valuation committee (the “Valuation Committee”). Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material. Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Partnership’s net assets if the judgements of the Valuation Committee, or the Portfolio Funds’ Managers should prove to be incorrect. Portfolio Funds’ Managers only provide determinations of the net asset values of the Portfolio Funds on a monthly/ quarterly basis, in which event it will not be possible to determine the net asset value of the Partnership more frequently. The Portfolio Funds’ Interests in which the Partnership invests or plans to invest are generally illiquid. The Partnership may not be able to dispose of Portfolio Funds’ Interests that it has purchased. As of December 31, 2019, investments in Portfolio Funds were valued at $74,674,938, which represented 55.3% of the partners’ capital of the Partnership.

Investment Valuation – Marketable Securities – Investments in marketable securities listed or traded on an exchange are valued at their last traded price, as of the exchange’s official close of business. The Partnership does not adjust the quoted price for these investments even in situations where the Partnership holds a large position and a sale could reasonably impact the quoted price.

Investment Transactions — All investment transactions are recorded on the trade date. Interest income on cash held in the Partnership’s interest-bearing accounts is recognized on an accrual basis. Dividend income is recorded on ex-dividend dates. Distributions from marketable securities are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution. Distributions received from Portfolio Funds are recorded on the effective date, based on the character determined by the underlying partnership. Return of capital or security distributions received from Portfolio Funds and securities are accounted for as a reduction to cost.

Net Realized Gain or Loss on Investments — Net realized gain or loss on investments includes net investment gains or losses from marketable securities and realized gains or losses indirectly allocated to the Partnership from investments in Portfolio Funds. Realized gains and losses from investments in Portfolio Funds are recognized when reported by those Portfolio Funds. Realized gains and losses from other investments are recorded on a specific identification basis.

Foreign Currency Translation — The books and records of the Partnership are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollar equivalents using year-end spot foreign currency exchange rates. Purchases and sales of investments, and their related income and expenses are translated at the rate of exchange on the respective dates of such transactions. Realized and unrealized gains and losses resulting from foreign currency changes are reflected in the Statement of Operations as a component of net realized gain/(loss) and net change in unrealized gain/(loss) on marketable securities and Portfolio Funds. As of December 31, 2019, there were no foreign currency translations.

Allocation to Partners — The results of operations are allocated to each partner’s capital account in accordance with the Partnership Agreement. The Partnership generally will not make distributions; it will reinvest substantially all income and gains. Generally, items of profit and loss are allocated to each partner in proportion to their capital balance as compared to the partners’ aggregate capital balance at the beginning of the applicable period. Exceptions exist in the instances of special allocations; for example management fees, withdrawal costs, reserves and other costs, as further defined in the Partnership Agreement.

Income Taxes — Each partner is individually responsible for his or her own tax payments. Accordingly, no provision has been made for taxes based on income.

For tax years beginning on or after January 1, 2018, the Partnership is subject to partnership audit rules enacted as part of the Bipartisan Budget Act of 2015 (the “Centralized Partnership Audit Regime”). Under the Centralized Partnership Audit Regime, any Internal Revenue Service (“IRS”) audit of the Partnership would be conducted at the partnership level, and if the IRS determines an adjustment, the default rule is that the Partnership would pay an “imputed underpayment” including interest and penalties, if applicable. The Partnership may instead elect to make a “push-out” election, in which case the Limited Partners for the year that is under audit would be required to take into account the adjustments on their own personal income tax returns.

The Partnership Agreement does not stipulate how the Partnership will address imputed underpayments. If the Partnership receives an imputed underpayment, a determination will be made based on the relevant facts and circumstances that exist at that time. Any payments that the Partnership ultimately makes on behalf of its current partners will be reflected as a dividend, rather than tax expense, at the time that such dividend is declared.

The authoritative guidance on uncertainty on income tax positions requires the Partnership to evaluate tax positions to determine whether those positions meet a “more likely than not” standard of being sustained upon examination by the applicable tax authority. Tax benefits of positions not deemed to meet the more likely than not threshold would be recorded as a tax expense in the current year. The Partnership reviews and evaluates tax positions in its major jurisdictions and determines whether or not there are uncertain tax positions that require financial statement recognition. Based on this review, the Partnership has determined the major tax jurisdictions as where the Partnership is organized and where the Partnership makes investments; however, no reserves for uncertain tax positions were required to have been recorded as a result of the adoption of such guidance for any of the Partnership’s open tax years. The Partnership’s tax returns remain open for examination by tax authorities for a period of three years from when they are filed.

The Partnership recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended December 31, 2019, the Partnership did not incur any interest or penalties.

The Partnership is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. As a result, no income tax liability or expense has been recorded in the accompanying financial statements.

3.	Fair Value DiSCLOSURE

In accordance with FASB ASC 820-10, Fair Value Measurement (“ASC 820”), the Partnership discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level I measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level III measurements). ASC 820 provides three levels of the fair value hierarchy as follows:

Level I — Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date and on an-ongoing basis. Investments in marketable securities are classified at Level I in the fair value hierarchy.

Level II — Valuations based on observable inputs other than quoted prices in active markets for identical assets or liabilities.

Level III — Valuation techniques that require inputs that are both significant to the fair value measurement and are unobservable (i.e. supported by little or no market activity).

Portfolio Fund investments in limited partnership interests of venture capital funds and other investment funds are recorded at fair value, using the Portfolio Funds’ net asset value (or its equivalent) as a practical expedient. If the Investment Manager determines that the most recent net asset value (or its equivalent) does not represent fair value or if the Portfolio Fund fails to report a net asset value, a fair value determination is made under procedures established by the Valuation Committee and is generally classified as Level III in the fair value hierarchy.

The following table summarizes the valuation of the Partnership’s investments and cash equivalents as of December 31, 2019, by the fair value hierarchy levels:

			Fair Value Measurements
	Level I	Level II	Level III	NAV Practical Expedient	Total
Money market fund included in cash equivalents	$2,668,115	$-	$-	$-	$2,668,115
Marketable securities	61,119,840	-	-	-	61,119,840
Portfolio Funds	-	-	-	74,674,938	74,674,938
Total	$63,787,955	$-	$-	$74,674,938	$138,462,893

For the year ended December 31, 2019, the Partnership did not have any purchases or transfers for Level III investments.

A listing of the Portfolio Fund types held by the Partnership and the related attributes, as of December 31, 2019 are shown in the table below:

Investment Strategy	Fair Value (in 000’s)	Unfunded Commitments (in 000’s)	Remaining Life*	Redemption Frequency*	Notice Period (in days)	Redemption Restrictions Terms*
Investments in commingled limited partnerships that have exposure to a range of security types.	$44,118	$-	Indefinite	Monthly – Biyearly	10 - 120	May be subject to lockup periods or investor and/or fund level gates.
Consists of both private equity and venture capital investments.	$30,557	$12,844	Up to 10 years	None	N/A	N/A

*	The information summarized in the table above represents the general terms for the specified asset class. Individual Portfolio Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Portfolio Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

4.	Risk Factors

The Partnership’s investment activities expose it to various types of risk, which are associated with the markets and the financial instruments in which it invests (as discussed in Notes 2 and 3). The following summary is not intended to be a comprehensive summary of all risks inherent in investing in the Partnership.

Credit— Financial instruments which potentially subject the Partnership to concentrations of credit risk consist primarily of cash and cash equivalents. Substantially, all of the Partnership’s cash is deposited with one financial institution. Deposits, at times, may be in excess of federally insured limits. The Partnership has not experienced any losses on its cash and cash equivalents, nor does it believe it is exposed to any significant credit risk.

Business Indemnification—Consistent with standard business practices in the normal course of business, the Partnership has provided general indemnification to the General Partner, any affiliate of the General Partner and any person acting on behalf of the General Partner or such affiliate, when they act, in good faith, in the best interest of the Partnership. The Partnership is unable to develop an estimate of the maximum potential amount of any future payments that could potentially result from any hypothetical future claim, but expects the risk of having to make any payments under this general business indemnification to be remote.

Liquidity—Investments by the Partnership are generally in illiquid securities acquired through privately negotiated transactions and there is no assurance that the Partnership will be able to realize such investments in a timely manner. The Partnership’s ability to exit its investments (such as through the public markets, an initial public offering, or a trade sale) may also be adversely affected by market conditions. As disclosed in the accompanying schedule of investments, certain investments represent a significant percentage of the Partnership’s assets. In addition, the limited partners’ interests in the Partnership are illiquid investments, and there is no public market for such interests and none is expected to develop. In addition, the interests are not transferable, except with the consent of the Partnership’s General Partner and are subject to various legal, tax, and regulatory restrictions. The Partnership may also have risk associated with its concentration of investments in one industry and in certain geographic regions. As of December 31, 2019, investments held by the Partnership are in companies located in the United States of America and Brazil.

Concentration Risk—The Partnership is subject to concentration risk by holding large positions in certain types of securities, issuers located in a particular country or geographic region, or issuers engaged in a particular industry. Positions taken and commitments made by the Partnership often involve substantial amounts and significant exposure to individual issuers and businesses may include non-investment grade issuers.

The Partnership seeks to limit concentration risk through the use of procedures described in the investment strategy of the offering memorandum. Similarly, the Partnership currently clears all of its trades through a single clearing broker. In the event this counterparty does not fulfill its obligation, the Partnership may be exposed to risk.

Leverage Risk—The Partnership does not generally intend to utilize leverage, however, the Partnership is permitted to and may, in the sole discretion of the General Partner, leverage its investment positions, when deemed appropriate by the General Partner for any reason. While leverage presents opportunities for increasing the total return on investments, it has the effect of potentially increasing losses as well. Accordingly, any event which adversely affects the value of an investment could be magnified to the extent leverage is utilized. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if the investment were not leveraged.

Market Risk—Market risk arises primarily from changes in the market value of financial instruments. Exposure to market risk is influenced by a number of factors, including the relationships between financial instruments, and the volatility and liquidity in the markets in which the financial instruments are traded. In many cases, the use of financial instruments serves to modify or offset market risk associated with other transaction, and accordingly, serves to decrease the Partnership’s overall exposure to market risk. The Partnership attempts to control its exposure to market risk through various analytical monitoring techniques.

5.	Investments by the Partnership

The Partnership, generally, has the ability to liquidate its investments periodically, depending on the type of the investment, and for the Portfolio Funds, depending on the provisions of the respective Portfolio Fund’s governing agreements. Contribution requirements may also vary based on each Portfolio Fund’s governing agreements. Investment advisors who manage accounts in the name of the Partnership, or who operate other Portfolio Funds in which the Partnership invests, receive fees for their services. The fees include management fees, performance allocations and direct expenses based upon the net asset value of the Partnership’s investment. These fees are deducted directly from the trading account or Portfolio Fund investment balance in accordance with an advisory or limited partnership agreement. The management fee ranged from 0%–2% (with possible performance or high water mark fees ranging from 0% to 20%).

The Partnership can liquidate or redeem the marketable securities on a daily basis, and there are no restrictions or limitations placed on these marketable securities. Additionally, the Partnership has limited ability to liquidate its Portfolio Funds due to lockup periods up to 10 years. After the lock-up has expired, the Partnership must meet certain provisions in order to liquidate the Portfolio Funds.

The Partnership’s share of Portfolio Funds that were 5% or more of its partners’ capital as of December 31, 2019 is as follows:

Investment (Description of Strategy)	Percentage of Partners’ Capital	Fair Value	Redemptions Permitted
D. E. Shaw All Country Global Alpha Extension Fund, LLC (Long/Short Equity) (a)	8.2%	$11,099,770	Monthly liquidity (10 business day notice required)
The Children’s Investment Fund (a) (Long/Short Equity)	5.4%	$7,223,000	Biyearly liquidity (4 months’ notice required); rebalancing entitlement permitted

(a)	This strategy includes funds that employ long and short trading in global equities and attempt to achieve capital appreciation.

Additionally, the terms of the Portfolio Funds’ governing documents generally provide for restrictions on transferability, minimum holding periods or lock-ups, the suspension of redemptions/withdrawals or the institution of gates on redemptions/withdrawals, at the discretion of the Portfolio Funds’ Managers, and as a result, the Partnership may not be able to redeem/withdraw from an investment in a Portfolio Fund without continued exposure to changes in valuations, which could be material.

6.	Related-Party Transactions

In the ordinary course of business, the General Partner and/or the Investment Manager may pay expenses on behalf of the Partnership, which are reimbursable by the Partnership. For the year ended December 31, 2019, the Partnership did not have any reimbursable expenses.

In accordance with the Partnership Agreement, the Partnership has an agreement to pay the Investment Manager a management fee quarterly in arrears, equal to 0.25% (1% per annum) of the capital accounts of each Non-Client limited partner, as of the end of each calendar quarter. A Non-Client is a Limited Partner who is not a client for whom the Investment Manager and/or its affiliates provide discretionary investment management services. For the year ended December 31, 2019, the Partnership incurred $18,509 in management fees.

In accordance with the Administration Agreement, the Partnership has an agreement to pay the Investment Manager costs and expenses in connection with administrative services provided to the General Partner relating to the operation of the Partnership. For the year ended December 31, 2019, the Partnership incurred $103,007 in administrative services fees.

7.	ACCOUNTING AND ADMINISTRATION AGREEMENT

SS&C GlobeOp® (the “Administrator”) serves as administrator and accounting agent to the Partnership and provides certain accounting, record keeping and investor related services. For these services the Administrator receives a fixed quarterly fee, as well as reasonable out of pocket expenses. For the year ended December 31, 2019, the Partnership paid $101,642 in administration and accounting fees.

8.	Capital contributions And Withdrawals

The Partnership generally offers limited partnership interests (“Interests”) for purchase as of the end of each calendar quarter. Limited Partners generally may withdraw capital as of the end of a calendar year. The Partnership generally will not offer withdrawals of Interests of more than 15% of its Partners’ Capital in any year.

9.	Commitments

As of December 31, 2019, the Partnership had total commitments of $65,000,000 and had made contributions of $45,498,474 to the partnership interests of Portfolio Funds. The Partnership had net outstanding commitments of $19,501,526 to the partnership interests of Portfolio Funds as of December 31, 2019. In addition, the Partnership had total commitments of $5,000,000 and had made contributions of $4,657,064 to the membership interests of Portfolio Funds. The Partnership had net outstanding commitments of $342,936 to the membership interests of Portfolio Funds as of December 31, 2019.

10.	Investment transactions

For the year ended December 31, 2019, the total purchases and total distribution proceeds from sale, redemption or other disposition of investments, excluding cash equivalents, amounted to $27,732,672 and $22,331,887, respectively.

11.	subsequent events

The Partnership evaluated subsequent events through June 26, 2020, the date these financial statements were available to be issued, and determined that no additional disclosures were necessary, except for the events listed below.

Effective January 1, 2020, UMB Fund Services, Inc. serves as the administrator and accounting agent to the Partnership and provides certain accounting, record keeping and investor related services.

In early 2020, an outbreak of the novel strain of coronavirus (COVID-19) emerged globally. As a result, there have been mandates from federal, state and local authorities resulting in an overall decline in economic activity. The ultimate impact of COVID-19 on the financial performance of the Partnership’s investments is not reasonably estimable at this time.

******

Global Capital Opportunities, L.P.

Financial Statements as of and for the
Period Ended September 30, 2020

(Unaudited)

Global Capital Opportunities, L.P.

Page
FINANCIAL STATEMENTS AS OF AND FOR THE PERIOD ENDED SEPTEMBER 30, 2020 (UNAUDITED):
Schedule of Investments	1-2
Statement of Assets, Liabilities and Partners’ Capital	3
Statement of Operations	4
Statements of Changes in Partners’ Capital	5
Statement of Cash Flows	6
Financial Highlights	7
Notes to Financial Statements	8-15

GLOBAL CAPITAL OPPORTUNITIES, L.P.

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2020 (Unaudited)

Marketable Securities (28.3%)	Type of Investment	Units / Shares	Cost	Fair Value
Exchange-Traded Fund (1.1%)
iShares MSCI ACWI ETF	Exchange-traded fund	19,683	$1,416,600	$1,573,066
Total Exchange-Traded Fund (1.1%)			1,416,600	1,573,066

Mutual Funds (27.2%)
American Funds New Perspective Fund F-3	Mutual fund	331,646	12,878,853	17,875,706
BlackRock Health Sciences Opportunities Portfolio I	Mutual fund	19,670	1,013,512	1,482,557
DFA Global Equity Portfolio I	Mutual fund	460,744	9,377,390	10,919,636
DFA One-Year Fixed Income Portfolio I	Mutual fund	194,562	2,005,945	2,003,990
GMO Emerging Country Debt Fund IV	Mutual fund	125,782	3,623,843	3,289,204
Nuveen Short Duration High Yield Municipal Bond Fund I	Mutual fund	195,736	1,963,241	1,922,128
Vanguard Health Care Fund Admiral	Mutual fund	10,256	883,774	942,642
Total Mutual Funds (27.2%)			31,746,558	38,435,863
Total Marketable Securities (28.3%)			33,163,158	40,008,929

Portfolio Funds [a,b] (63.5%)	Investment Strategy	Units / Shares	Cost	Fair Value	Acquisition Date
Membership Interests (10.1%)
D. E. Shaw All Country Global Alpha Extension Fund, LLC	Long/Short		$10,000,000	$10,954,487	7/1/2018
New Mountain Investments III, LLC	Buyout		231,282	3,241,666	12/19/2007
Total Membership Interests (10.1%)			10,231,282	14,196,153

Partnership Interests (53.4%)
Adams Street Partnership Fund, L.P.	Multi-Strategy		1,918,305	3,588,905	1/3/2008
AQR Delphi Long-Short Equity Fund, L.P.	Long/Short		5,000,000	5,574,123	4/1/2020
Black River Capital Partners Fund (Food) L.P.	Private Equity		4,998,044	5,271,117	8/5/2011
Blackstone Life Sciences V L.P.	Private Equity		324,549	304,516	1/10/2020
Capital Dynamics Champion Ventures VII	Venture Capital		2,482,176	6,832,554	2/16/2012
Centerbridge Special Credit Partners	Private Credit		-	115,822	10/27/2009
Coatue Qualified Partners, L.P.	Long/Short		5,000,000	7,480,904	11/1/2017
Gavea Investment Fund IV A, L.P.	Private Equity		1,424,075	173,133	7/1/2011
Goldman Sachs Vintage Fund V, L.P.	Buyout		2,062,703	307,513	8/20/2008
Hatteras Late Stage VC Fund I, L.P.	Venture Capital	30,000	1,535,007	181,200	7/1/2008
Kayne Anderson Energy Fund V (QP), L.P.	Private Equity		3,356,020	886,621	7/1/2009
Millennium USA Fund	Multi-Strategy		5,000,000	6,301,375	1/1/2019
Oaktree Opportunities Fund X, L.P.	Private Credit		1,989,000	2,582,059	2/4/2016
Oaktree Opportunities Fund Xb, L.P.	Private Credit		5,500,000	5,839,613	6/18/2018
RA Capital Heathcare Fund	Long/Short		5,000,000	8,403,672	2/1/2019
Renaissance Institutional Diversified Global
Equities Onshore Fund LP	Long/Short		10,409,049	8,933,733	7/1/2018
Revolution Ventures II, L.P.	Venture Capital		3,274,873	5,305,027	10/24/2013
The Children's Investment Fund LP	Long/Short		5,000,000	7,260,500	11/1/2017
Total Partnership Interests (53.4%)			64,273,801	75,342,387
Total Portfolio Funds (63.5%)			74,505,083	89,538,540

Total Investments (91.8%)			$107,668,241	$129,547,469

Other assets less liabilities (8.2%)				11,524,134

Partners' Capital (100.0%)				$141,071,603

a	Portfolio Funds are generally offered in private placement transactions and as such are illiquid and generally restricted as to resale.
b	Non-income producing security.

All investments are in the United States of America, except Gavea Investment Fund IV A, L.P. which is domiciled in Brazil.

See notes to financial statements.	(continued)

GLOBAL CAPITAL OPPORTUNITIES, L.P.

SCHEDULE OF INVESTMENTS (Continued)
AS OF SEPTEMBER 30, 2020 (Unaudited)

INVESTMENT STRATEGIES AS A PERCENTAGE OF PARTNERS' CAPITAL
Percentages as a percent of Partners' Capital are as follows:

See notes to financial statements.	(concluded)

GLOBAL CAPITAL OPPORTUNITIES, L.P.

STATEMENT OF ASSETS, LIABILITIES AND PARTNERS' CAPITAL
AS OF SEPTEMBER 30, 2020 (Unaudited)

Assets
Investments in marketable securities, at fair value (cost $33,163,158)	$40,008,929
Investments in Portfolio Funds, at fair value (cost $74,505,083)	89,538,540
Cash and cash equivalents	11,960,073
Due from Portfolio Funds	589,283
Prepaid expenses	20,271
Total Assets	$142,117,096

Liabilities
Capital contributions received in advance	$900,000
Management fee payable	20,705
Other expenses payable	124,788
Total Liabilities	1,045,493

Partners' Capital	$141,071,603

Partners' Capital consists of:
Paid-in capital	64,793,895
Total distributable earnings	76,277,708
Total Partners' Capital	$141,071,603

See notes to financial statements.

GLOBAL CAPITAL OPPORTUNITIES, L.P.

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 2020 (Unaudited)

Investment Income
Dividend income	$279,537

Expenses
Management fee	20,705
Administrative services fees	79,847
Administration and accounting fees	63,141
Audit fees	34,322
Professional fees	10,181
Legal fees	18,838
Other expenses	2,961
Total Expenses	229,995

Net Investment Income	49,542

Net Realized Gain and Net Change in Unrealized Gain on Investments
Net realized loss on marketable securities	(1,794,988)
Net realized gain on Portfolio Funds	1,775,437
Capital gain distributions from marketable securities	59,479
Net change in unrealized gain on marketable securities	(754,080)
Net change in unrealized gain on Portfolio Funds	4,709,305

Total Net Realized Gain (Loss) and Net Change in Unrealized Gain on Investments	3,995,153

Net Increase in Partners' Capital From Operations	$4,044,695

See notes to financial statements.

GLOBAL CAPITAL OPPORTUNITIES, L.P.

STATEMENTS OF CHANGES IN PARTNERS' CAPITAL
FOR THE YEAR ENDED DECEMBER 31, 2019 AND PERIOD ENDED SEPTEMBER 30, 2020 (Unaudited)

	General Partner	Limited Partners	Total
Partners' Capital at January 1, 2019	$13,207	$114,663,599	$114,676,806

Capital contributions	-	4,990,000	4,990,000

Capital withdrawals	-	(6,378,628)	(6,378,628)

Net investment income	91	800,229	800,320

Net realized gain on marketable securities	5	41,387	41,392

Net realized gain on Portfolio Funds	357	3,210,142	3,210,499

Capital gain distributions from marketable securities	94	844,391	844,485

Net change in unrealized gain on marketable securities	991	8,869,099	8,870,090

Net change in unrealized gain on Portfolio Funds	879	7,870,065	7,870,944

Partners' Capital at December 31, 2019	$15,624	$134,910,284	$134,925,908

Capital contributions	-	2,101,000	2,101,000

Capital withdrawals	-	-	-

Net investment income	8	49,534	49,542

Net realized loss on marketable securities	(153)	(1,794,835)	(1,794,988)

Net realized gain on Portfolio Funds	152	1,775,285	1,775,437

Capital gain distributions from marketable securities	5	59,474	59,479

Net change in unrealized gain on marketable securities	(84)	(753,996)	(754,080)

Net change in unrealized gain on Portfolio Funds	524	4,708,781	4,709,305

Partners' Capital at September 30, 2020	$16,076	$141,055,527	$141,071,603

See notes to financial statements.

GLOBAL CAPITAL OPPORTUNITIES, L.P.

STATEMENT OF CASH FLOW
FOR THE PERIOD ENDED SEPTEMBER 30, 2020 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in Partners' Capital resulting from operations	$4,044,695
Adjustments to reconcile net increase in Partners' Capital resulting from operations to net cash provided by operating activities:
Net realized loss on marketable securities	1,794,988
Net realized gain on Portfolio Funds	(1,775,437)
Capital gain distributions from marketable securities	(59,479)
Net change in unrealized gain on marketable securities	754,080
Net change in unrealized gain on Portfolio Funds	(4,709,305)
Purchases of marketable securities	(88,073)
Proceeds from dispositions of marketable securities	18,709,395
Purchases of Portfolio Funds	(16,175,987)
Distributions/withdrawals received from Portfolio Funds	7,797,127
Changes in assets and liabilities:
Portolio Funds purchased in advance	2,000,000
Due from portfolio funds	1,176,639
Prepaid expenses	(18,531)
Management fee payable	2,196
Other Expenses Payable	18,510
Net cash provided by operating activities	13,470,818

CASH FLOWS FROM FINANCING ACTIVITIES:
Capital contributions, net of change in capital contributions received in advance	2,155,000
Capital withdrawals, net of change in capital withdrawals payable	(6,378,628)
Net cash used in financing activities	(4,223,628)

NET CHANGE IN CASH AND CASH EQUIVALENTS	9,247,190

CASH AND CASH EQUIVALENTS - Beginning of year	2,712,883

CASH AND CASH EQUIVALENTS - End of year	$11,960,073

See notes to financial statements.

GLOBAL CAPITAL OPPORTUNITIES, L.P.

FINANCIAL HIGHLIGHTS

	For the Period Ended September 30, 2020	For the Years Ended December 31,
	(Unaudited)	2019	2018	2017	2016	2015
Total Return (1)	2.87% (2)	18.28%	(1.47)%	16.84%	3.43%	0.75%

Ratios and Supplemental Data
Partners' Capital, end of period
in thousands (000's)	$141,072	$134,926	$114,677	$115,410	$99,220	$122,744

Net investment income to average
limited partners' capital	0.05%(4)	0.63%	0.68%	0.90%	0.80%	1.63%

Ratio of gross expenses to average
limited partners' capital (3)	0.23% (4)	0.28%	0.26%	0.29%	0.28%	0.18%
Expense waivers to average
limited partners' capital	-	-	-	-	-	(0.01)%
Ratio of net expenses to average
limited partners' capital	0.23% (4)	0.28%	0.26%	0.29%	0.28%	0.17%

Portfolio Turnover	13% (2)	18%	34%	84%	34%	53%

(1)	Total investment return reflects the changes in partners' capital based on the effects of the performance during the period and adjusted for cash flows related to capital contributions or withdrawals during the period.

(2)	Not Annualized.

(3)	Represents the ratio of expenses to average partners' capital absent expense waivers.

(4)	Annualized.

See notes to financial statements.

Global Capital Opportunities, L.P.

Notes to Financial Statements

AS OF AND FOR THE PERIOD Ended SEPTEMBER 30, 2020 (UNAUDITED)

1.	Organization

Global Capital Opportunities, L.P. (the “Partnership”), a Delaware limited partnership, commenced operations on July 25, 2007. The Partnership is a multi-manager “fund-of-funds” formed to invest predominantly in limited partnerships and similar pooled investment vehicles often referred to as “Portfolio Funds.” Investments in marketable securities are also permitted. Advanced Capital Intelligence, LLC (the “General Partner”) serves as the general partner to the Partnership. Aspiriant, LLC (the “Investment Manager”) serves as the Partnership’s investment manager. The Partnership has an indefinite term; it will continue until dissolved at the election of the General Partner or the occurrence of certain events specified in the Partnership’s limited partnership agreement (“Partnership Agreement”), including the General Partner ceasing to be a general partner (through the General Partner’s dissolution, withdrawal or otherwise) where no successor has been installed.

2.	Significant Accounting Policies

Basis of Presentation — The financial statements have been presented in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Partnership is an investment company that applies the accounting and reporting guidance issued in U.S. Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC Topic 946”).

Basis of Accounting — The accompanying financial statements are presented on the accrual basis of accounting. Accordingly, income and expenses are recorded as earned and incurred, respectively.

Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires that the Partnership’s management makes estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Cash and Cash Equivalents — Cash and cash equivalents represent deposits and money market funds with financial institutions. The Partnership’s cash is swept into the Fidelity Government Cash Reserves (the cash equivalent/money market fund invests for the most part in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully). The account is in compliance with rule 2a-7.

Investment Valuation – Investments in Portfolio Funds – As a practical expedient, the Partnership estimates the fair value of interests in Portfolio Funds (“Portfolio Funds’ Interests”) that do not have a readily determinable fair value using the net asset value per share (or equivalent, such as member units, or an ownership interest in partners’ capital to which a proportionate share of net assets is attributed) of the Portfolio Funds as determined by the respective investment manager (“Portfolio Fund’s Manager”), if the net asset value per share of the Portfolio Fund (or its equivalent) is calculated in a manner consistent with measurement principles in ASC Topic 946 as of the reporting entity’s measurement date. If the net asset value per share (or its equivalent) of the Portfolio Fund is not as of the Partnership’s measurement date or is not calculated in a manner consistent with the measurement principles of ASC Topic 946, the Partnership may adjust the most recent net asset value per share (or its equivalent) as necessary in order to estimate the fair value for the Portfolio Fund in a manner consistent with the measurement principles of ASC Topic 946 as of the Partnership’s measurement date. The Partnership will deviate from the net asset value (or its equivalent) if it is probable at the measurement date that the Partnership will redeem a portion of a Portfolio Fund at an amount different from the net asset value per share (or its equivalent).

Investments in Portfolio Funds are subject to the terms of the Portfolio Funds’ offering documents. Valuations of Portfolio Funds may be subject to estimates, and are net of management and performance incentive fees or allocations payable to the Portfolio Funds’ Managers as required by the Portfolio Funds’ offering documents. If the Investment Manager determines that the most recent net asset value (or its equivalent) reported by the Portfolio Fund does not represent fair value or if the Portfolio Fund fails to report a net asset value to the Partnership, a fair value determination is made under procedures established by and under the general supervision of the valuation committee (the “Valuation Committee”). Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material. Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Partnership’s net assets if the judgements of the Valuation Committee, or the Portfolio Funds’ Managers should prove to be incorrect. Portfolio Funds’ Managers only provide determinations of the net asset values of the Portfolio Funds on a monthly/ quarterly basis, in which event it will not be possible to determine the net asset value of the Partnership more frequently. The Portfolio Funds’ Interests in which the Partnership invests or plans to invest are generally illiquid. The Partnership may not be able to dispose of Portfolio Funds’ Interests that it has purchased. As of September 30, 2020, investments in Portfolio Funds were valued at $89,538,540, which represented 63.5% of the partners’ capital of the Partnership.

Investment Valuation – Marketable Securities – Investments in marketable securities listed or traded on an exchange are valued at their last traded price, as of the exchange’s official close of business. The Partnership does not adjust the quoted price for these investments even in situations where the Partnership holds a large position and a sale could reasonably impact the quoted price.

Investment Transactions — All investment transactions are recorded on the trade date. Interest income on cash held in the Partnership’s interest-bearing accounts is recognized on an accrual basis. Dividend income is recorded on ex-dividend dates. Distributions from marketable securities are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution. Distributions received from Portfolio Funds are recorded on the effective date, based on the character determined by the underlying partnership. Return of capital or security distributions received from Portfolio Funds and securities are accounted for as a reduction to cost.

Net Realized Gain or Loss on Investments — Net realized gain or loss on investments includes net investment gains or losses from marketable securities and realized gains or losses indirectly allocated to the Partnership from investments in Portfolio Funds. Realized gains and losses from investments in Portfolio Funds are recognized when reported by those Portfolio Funds. Realized gains and losses from other investments are recorded on a specific identification basis.

Foreign Currency Translation — The books and records of the Partnership are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollar equivalents using year-end spot foreign currency exchange rates. Purchases and sales of investments, and their related income and expenses are translated at the rate of exchange on the respective dates of such transactions. Realized and unrealized gains and losses resulting from foreign currency changes are reflected in the Statement of Operations as a component of net realized gain/(loss) and net change in unrealized gain/(loss) on marketable securities and Portfolio Funds. As of September 30, 2020, there were no foreign currency translations.

Allocation to Partners — The results of operations are allocated to each partner’s capital account in accordance with the Partnership Agreement. The Partnership generally will not make distributions; it will reinvest substantially all income and gains. Generally, items of profit and loss are allocated to each partner in proportion to their capital balance as compared to the partners’ aggregate capital balance at the beginning of the applicable period. Exceptions exist in the instances of special allocations; for example management fees, withdrawal costs, reserves and other costs, as further defined in the Partnership Agreement.

Income Taxes — Each partner is individually responsible for his or her own tax payments. Accordingly, no provision has been made for taxes based on income.

For tax years beginning on or after January 1, 2018, the Partnership is subject to partnership audit rules enacted as part of the Bipartisan Budget Act of 2015 (the “Centralized Partnership Audit Regime”). Under the Centralized Partnership Audit Regime, any Internal Revenue Service (“IRS”) audit of the Partnership would be conducted at the partnership level, and if the IRS determines an adjustment, the default rule is that the Partnership would pay an “imputed underpayment” including interest and penalties, if applicable. The Partnership may instead elect to make a “push-out” election, in which case the Limited Partners for the year that is under audit would be required to take into account the adjustments on their own personal income tax returns.

The Partnership Agreement does not stipulate how the Partnership will address imputed underpayments. If the Partnership receives an imputed underpayment, a determination will be made based on the relevant facts and circumstances that exist at that time. Any payments that the Partnership ultimately makes on behalf of its current partners will be reflected as a dividend, rather than tax expense, at the time that such dividend is declared.

The authoritative guidance on uncertainty on income tax positions requires the Partnership to evaluate tax positions to determine whether those positions meet a “more likely than not” standard of being sustained upon examination by the applicable tax authority. Tax benefits of positions not deemed to meet the more likely than not threshold would be recorded as a tax expense in the current year. The Partnership reviews and evaluates tax positions in its major jurisdictions and determines whether or not there are uncertain tax positions that require financial statement recognition. Based on this review, the Partnership has determined the major tax jurisdictions as where the Partnership is organized and where the Partnership makes investments; however, no reserves for uncertain tax positions were required to have been recorded as a result of the adoption of such guidance for any of the Partnership’s open tax years. The Partnership’s tax returns remain open for examination by tax authorities for a period of three years from when they are filed.

The Partnership recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period ended September 30, 2020, the Partnership did not incur any interest or penalties.

The Partnership is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. As a result, no income tax liability or expense has been recorded in the accompanying financial statements.

3.	Fair Value DiSCLOSURE

In accordance with FASB ASC 820-10, Fair Value Measurement (“ASC 820”), the Partnership discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level I measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level III measurements). ASC 820 provides three levels of the fair value hierarchy as follows:

Level I — Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date and on an-ongoing basis. Investments in marketable securities are classified at Level I in the fair value hierarchy.

Level II — Valuations based on observable inputs other than quoted prices in active markets for identical assets or liabilities.

Level III — Valuation techniques that require inputs that are both significant to the fair value measurement and are unobservable (i.e. supported by little or no market activity).

Portfolio Fund investments in limited partnership interests of venture capital funds and other investment funds are recorded at fair value, using the Portfolio Funds’ net asset value (or its equivalent) as a practical expedient. If the Investment Manager determines that the most recent net asset value (or its equivalent) does not represent fair value or if the Portfolio Fund fails to report a net asset value, a fair value determination is made under procedures established by the Valuation Committee and is generally classified as Level III in the fair value hierarchy.

The following table summarizes the valuation of the Partnership’s investments and cash equivalents as of September 30, 2020, by the fair value hierarchy levels:

	Fair Value Measurements
	Level I	Level II	Level III	NAV Practical Expedient	Total
Money market fund included in cash equivalents	$11,960,073	$-	$-	$-	$11,960,073
Marketable securities	40,008,929	-	-	-	40,008,929
Portfolio Funds	-	-	-	89,538,540	89,538,540
Total	$51,969,002	$-	$-	$89,538,540	$141,507,542

For the period ended September 30, 2020, the Partnership did not have any purchases or transfers for Level III investments.

A listing of the Portfolio Fund types held by the Partnership and the related attributes, as of September 30, 2020 are shown in the table below:

Investment Category	Investment Strategy	Fair Value (in 000’s)	Unfunded Commitments (in 000’s)	Remaining Life*	Redemption Frequency*	Notice Period (in days)	Redemption Restrictions Terms*
Core	Investments in commingled limited partnerships that have exposure to a range of security types.	$54,909	$-	Indefinite	Monthly – Biyearly	10 - 120	May be subject to lockup periods or investor and/or fund level gates.
Opportunistic	Consists of both private equity and venture capital investments.	$34,630	$16,045	Up to 11 years, subject to extension	None	N/A	N/A

*	The information summarized in the table above represents the general terms for the specified asset class. Individual Portfolio Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Portfolio Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

4.	Risk Factors

The Partnership’s investment activities expose it to various types of risk, which are associated with the markets and the financial instruments in which it invests (as discussed in Notes 2 and 3). The following summary is not intended to be a comprehensive summary of all risks inherent in investing in the Partnership.

Credit— Financial instruments which potentially subject the Partnership to concentrations of credit risk consist primarily of cash and cash equivalents. Substantially, all of the Partnership’s cash is deposited with one financial institution. Deposits, at times, may be in excess of federally insured limits. The Partnership has not experienced any losses on its cash and cash equivalents, nor does it believe it is exposed to any significant credit risk.

Business Indemnification—Consistent with standard business practices in the normal course of business, the Partnership has provided general indemnification to the General Partner, any affiliate of the General Partner and any person acting on behalf of the General Partner or such affiliate, when they act, in good faith, in the best interest of the Partnership. The Partnership is unable to develop an estimate of the maximum potential amount of any future payments that could potentially result from any hypothetical future claim, but expects the risk of having to make any payments under this general business indemnification to be remote.

Liquidity—Investments by the Partnership are generally in illiquid securities acquired through privately negotiated transactions and there is no assurance that the Partnership will be able to realize such investments in a timely manner. The Partnership’s ability to exit its investments (such as through the public markets, an initial public offering, or a trade sale) may also be adversely affected by market conditions. As disclosed in the accompanying schedule of investments, certain investments represent a significant percentage of the Partnership’s assets. In addition, the limited partners’ interests in the Partnership are illiquid investments, and there is no public market for such interests and none is expected to develop. In addition, the interests are not transferable, except with the consent of the Partnership’s General Partner and are subject to various legal, tax, and regulatory restrictions. The Partnership may also have risk associated with its concentration of investments in one industry and in certain geographic regions. As of September 30, 2020, investments held by the Partnership are in companies located in the United States of America and Brazil.

Concentration Risk—The Partnership is subject to concentration risk by holding large positions in certain types of securities, issuers located in a particular country or geographic region, or issuers engaged in a particular industry. Positions taken and commitments made by the Partnership often involve substantial amounts and significant exposure to individual issuers and businesses may include non-investment grade issuers.

The Partnership seeks to limit concentration risk through the use of procedures described in the investment strategy of the offering memorandum. Similarly, the Partnership currently clears all of its trades through a single clearing broker. In the event this counterparty does not fulfill its obligation, the Partnership may be exposed to risk.

Leverage Risk—The Partnership does not generally intend to utilize leverage, however, the Partnership is permitted to and may, in the sole discretion of the General Partner, leverage its investment positions, when deemed appropriate by the General Partner for any reason. While leverage presents opportunities for increasing the total return on investments, it has the effect of potentially increasing losses as well. Accordingly, any event which adversely affects the value of an investment could be magnified to the extent leverage is utilized. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if the investment were not leveraged.

Market Risk—Market risk arises primarily from changes in the market value of financial instruments. Exposure to market risk is influenced by a number of factors, including the relationships between financial instruments, and the volatility and liquidity in the markets in which the financial instruments are traded. In many cases, the use of financial instruments serves to modify or offset market risk associated with other transaction, and accordingly, serves to decrease the Partnership’s overall exposure to market risk. The Partnership attempts to control its exposure to market risk through various analytical monitoring techniques.

5.	Investments by the Partnership

The Partnership, generally, has the ability to liquidate its investments periodically, depending on the type of the investment, and for the Portfolio Funds, depending on the provisions of the respective Portfolio Fund’s governing agreements. Contribution requirements may also vary based on each Portfolio Fund’s governing agreements. Investment advisors who manage accounts in the name of the Partnership, or who operate other Portfolio Funds in which the Partnership invests, receive fees for their services. The fees include management fees, performance allocations and direct expenses based upon the net asset value of the Partnership’s investment. These fees are deducted directly from the trading account or Portfolio Fund investment balance in accordance with an advisory or limited partnership agreement. The management fee ranged from 0%–2% (with possible performance or high water mark fees ranging from 0% to 20%).

The Partnership can liquidate or redeem the marketable securities on a daily basis, and there are no restrictions or limitations placed on these marketable securities. Additionally, the Partnership has limited ability to liquidate its Portfolio Funds due to lockup periods up to 11 years, subject to extension. After the lock-up has expired, the Partnership must meet certain provisions in order to liquidate the Portfolio Funds.

The Partnership’s share of Portfolio Funds that were 5% or more of its partners’ capital as of September 30, 2020 is as follows:

Investment (Description of Strategy)	Percentage of Partners’ Capital	Fair Value	Redemptions Permitted
D. E. Shaw All Country Global Alpha Extension Fund, LLC (Long/Short Equity) (a)	7.8%	$10,954,487	Monthly liquidity (10 business day notice required)
Renaissance Institutional Diversified Global Equities Onshore Fund LP (Long/Short Equity) (a)	6.3%	$8,933,733	Monthly liquidity (60 day notice required)
RA Capital Heathcare Fund (Long/Short Equity) (a)	6.0%	$8,403,672	Quarterly liquidity (90 day notice required)
Coatue Qualified Partners, L.P. (Long/Short Equity) (a)	5.3%	$7,480,904	Quarterly liquidity (45 day notice required) after 36 month lock-up
The Children’s Investment Fund (a) (Long/Short Equity)	5.1%	$7,260,500	Biyearly liquidity (4 months’ notice required); rebalancing entitlement permitted

(a)	This strategy includes funds that employ long and short trading in global equities and attempt to achieve capital appreciation.

Additionally, the terms of the Portfolio Funds’ governing documents generally provide for restrictions on transferability, minimum holding periods or lock-ups, the suspension of redemptions/withdrawals or the institution of gates on redemptions/withdrawals, at the discretion of the Portfolio Funds’ Managers, and as a result, the Partnership may not be able to redeem/withdraw from an investment in a Portfolio Fund without continued exposure to changes in valuations, which could be material.

6.	Related-Party Transactions

In the ordinary course of business, the General Partner and/or the Investment Manager may pay expenses on behalf of the Partnership, which are reimbursable by the Partnership. For the period ended September 30, 2020, the Partnership did not have any reimbursable expenses.

In accordance with the Partnership Agreement, the Partnership has an agreement to pay the Investment Manager a management fee quarterly in arrears, equal to 0.25% (1% per annum) of the capital accounts of each Non-Client limited partner, as of the end of each calendar quarter. A Non-Client is a Limited Partner who is not a client for whom the Investment Manager and/or its affiliates provide discretionary investment management services. For the period ended September 30, 2020, the Partnership incurred $20,705 in management fees.

In accordance with the Administration Agreement, the Partnership has an agreement to pay the Investment Manager costs and expenses in connection with administrative services provided to the General Partner relating to the operation of the Partnership. For the period ended September 30, 2020, the Partnership incurred $79,847 in administrative services fees.

7.	ACCOUNTING AND ADMINISTRATION AGREEMENT

UMB Fund Services, Inc. (the “Administrator”) serves as administrator and accounting agent to the Partnership and provides certain accounting, record keeping and investor related services. For these services the Administrator receives a quarterly fee, as well as reasonable out of pocket expenses. For the period ended September 30, 2020, the Partnership incurred $63,141 in administration and accounting fees.

8.	Capital contributions And Withdrawals

The Partnership generally offers limited partnership interests (“Interests”) for purchase as of the end of each calendar quarter. Limited Partners generally may withdraw capital as of the end of a calendar year. The Partnership generally will not offer withdrawals of Interests of more than 15% of its Partners’ Capital in any year.

9.	Commitments

As of September 30, 2020, the Partnership had total commitments of $66,850,000 and had made contributions of $49,279,850 to the partnership interests of Portfolio Funds. The Partnership had net outstanding commitments of $17,570,150 to the partnership interests of Portfolio Funds as of September 30, 2020. In addition, the Partnership had total commitments of $5,000,000 and had made contributions of $4,675,345 to the membership interests of Portfolio Funds. The Partnership had net outstanding commitments of $324,655 to the membership interests of Portfolio Funds as of September 30, 2020.

10.	Investment transactions

For the period ended September 30, 2020, the total purchases and total distribution proceeds from sale, redemption or other disposition of investments, excluding cash equivalents, amounted to $16,264,060 and $26,447,043, respectively.

11.	subsequent events

The Partnership evaluated subsequent events through March 9, 2021, the date these financial statements were available to be issued, and determined that no additional disclosures were necessary, except for the events listed below.

Effective April 1, 2021, the Fund will be reorganized and transfer substantially all its investments into Aspiriant Risk-Managed Capital Appreciation Fund (the “ARMCAF Fund”). The ARMCAF Fund is a newly created closed-end management investment company registered under the Investment Company Act of 1940, as amended, and organized as a Delaware statutory trust on November 10, 2020. The ARMCAF Fund will maintain an investment objective, strategies and investment policies, guidelines and restrictions that will be, in all material respects, equivalent to those of the Fund and upon the conversion the ARMCAF Fund will be managed by the same Investment Manager and portfolio managers as the Fund.

In early 2020, an outbreak of the novel strain of coronavirus (COVID-19) emerged globally. As a result, there have been mandates from federal, state and local authorities resulting in an overall decline in economic activity. The ultimate impact of COVID-19 on the financial performance of the Partnership’s investments is not reasonably estimable at this time.

* * * * * *

ASPIRIANT RISK-MANAGED CAPITAL APPRECIATION Fund

(A Delaware Statutory Trust)

Financial Statement

March 5, 2021

1

aspiriant risk-managed capital appreciation Fund

(A Delaware Statutory Trust)

March 5, 2021

Report of Independent Registered Public Accounting Firm	3
Statement of Assets and Liabilities	4
NotestoFinancialStatement	5

2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Trustees of

Aspiriant Risk-Managed Capital Appreciation Fund

Opinion on the Financial Statement

We have audited the accompanying statement of assets and liabilities of Aspiriant Risk-Managed Capital Appreciation Fund (the “Fund”) as of March 5, 2021, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Fund as of March 5, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud.

Our audit includes performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement and confirmation of cash owned as of March 5, 2021 by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 12, 2021

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aspiriant risk-managed capital appreciation Fund

(A Delaware Statutory Trust)

Statement of Assets and Liabilities

As of March 5, 2021

Assets
Cash	$100,000
Deferred offering costs (See Note 2)	30,779
Total Assets	130,779

Liabilities
Payable for offering costs (See Note 2)	30,779
Total Liabilities	30,779

Net Assets	$100,000

Components of Net assets:
Paid-in capital	$100,000

Net Assets	$100,000

Net assets attributable to:

10,000 shares outstanding	$100,000
Net asset value per share	$10.00

See Notes to Financial Statement.

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aspiriant risk-managed capital appreciation Fund

(A Delaware Statutory Trust)

Notes to Financial Statement

1. Organization

Aspiriant Risk-Managed Capital Appreciation Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund operates under an Agreement and Declaration of Trust dated November 10, 2020. Aspiriant, LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is a “fund of funds” that intends to invest primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”) that invest or trade in a wide range of securities. The Fund intends to invest its assets in U.S. and foreign, including emerging markets, securities and Investment Funds.

The Fund has been inactive since the date it was organized except for matters relating to the Fund's establishment, designation, the registration of $1,000,000 for sale under the registration statement, and sale of 10,000 shares to the Investment Manager on March 5, 2021 for $100,000, which represents the Investment Manager’s seed investment.

2. Significant Accounting Policies

A. Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

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B. Cash

Cash at March 5, 2021 is on deposit with UMB Bank N.A., who serves as the Fund’s custodian (the “Custodian”). Cash, at times, may exceed the insurance limit guaranteed by the Federal Deposit Insurance Corporation and could expose the Fund to credit risk.

C. Organizational and Offering Costs

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, legal services in connection with the initial meeting of trustees and the Fund’s seed audit costs. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement, the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, SAI and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering. The Investment Manager has agreed to pay for all organizational and offering costs, with the exception of blue sky and SEC registration fees. The amount of the blue sky and SEC registration fees representing offering costs as of the date of the accompanying financial statement is $30,779.

The Investment Manager has agreed to advance the Fund’s blue sky fees and SEC registration fees incurred prior to the commencement of operations of the Fund. These offering costs are accounted for as a deferred charge until Fund shares are offered to the public and will thereafter, be amortized to expense over twelve months on a straight-line basis.

D. Federal Income Taxes

The Fund intends to operate and be treated as a partnership for U.S. federal income tax purposes and is not subject to income taxes as a separate entity. Such taxes are the responsibility of the individual shareholders. Each shareholder is treated as the owner of its proportionate share of the net assets, income, expenses, and the realized and unrealized gains/(losses) of the Fund. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the “more likely than not” standard as of March 5, 2021.

3. Capital Stock

The Fund expects to commence the public offering of the shares (“Shares”) in April 2021 and will publicly offer Shares thereafter. The Shares will initially be issued at $10.00 per Share and thereafter the purchase price for Shares will be based on the net asset value (“NAV”) per Share as of the date such Shares are purchased. Shares will generally be offered for purchase as of the first business day of each calendar quarter, except that Shares may be offered more or less frequently as determined by the Board of Trustees (the “Board”) in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

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Simultaneous with the commencement of the Fund’s operations, the Global Capital Opportunities, L.P. (the “Predecessor Fund”), will reorganize and transfer substantially all of its assets into the Fund. The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. The Fund and the Predecessor Fund share the same investment adviser and portfolio managers.

A substantial portion of the Fund’s investments are illiquid. For this reason, the Fund is structured as a closed-end fund, which means that the Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. At the discretion of the Board and provided that it is in the best interests of the Fund and the Shareholders to do so, the Fund intends to provide a limited degree of liquidity for the Shareholders by conducting repurchase offers generally quarterly with a valuation date on or about March 31, June 30, September 30 and December 31 of each year. Each repurchase offer ordinarily will be limited to the repurchase of approximately 5% of the Shares outstanding, but if the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. No Shareholder will have the right to require the Fund to redeem its Shares.

4. Agreements

The Fund pays to the Investment Manager an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Investment Manager to the Fund. Pursuant to an investment management agreement (the “Investment Management Agreement”), the Fund pays the Investment Manager a quarterly Investment Management Fee equal to 0.50% on an annualized basis of the Fund’s net assets as of each quarter-end. NAV means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that for purposes of determining the Investment Management Fee payable to the Investment Manager for any quarter, NAV will be calculated prior to any reduction for any fees and expenses of the Fund for that quarter, including, without limitation, the Investment Management Fee payable to the Investment Manager for that quarter.

The Investment Manager has entered into an investment management fee limitation agreement (the “Management Fee Limitation Agreement”) with the Fund, whereby the Investment Manager has agreed to waive 0.40% of its Investment Management Fee. The Management Fee Limitation Agreement is in effect for one year from the Commencement of Operations and will automatically renew for consecutive one-year terms thereafter (each, a “Current Term”). Neither the Fund nor the Investment Manager may terminate the Management Fee Limitation Agreement during the Current Term. The Investment Management Fee is paid to the Investment Manager before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.

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The administrative services agreement (the “Administrative Services Agreement”) between the Investment Manager and the Fund will become effective upon the commencement of operations of the Fund, and will continue in effect for an initial two-year term. Thereafter, the Administrative Services Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees of the Fund. The Administrative Services Agreement will terminate automatically if assigned (as defined in the Investment Company Act), and is terminable at any time without penalty upon sixty (60) days’ written notice to the Fund by either the Board or the Investment Manager. Pursuant to the Administrative Services Agreement with the Fund, the Investment Manager is entitled to 0.10% on an annualized basis of the Fund’s net assets as of each quarter-end for providing administrative services to the Fund. Such services include the review of shareholder reports and other filings with the SEC; oversight and management of the Fund’s primary service providers; periodic due diligence reviews of the Fund’s primary service providers; coordination and negotiation of all of the contracts and pricing relating to the Fund’s primary service providers; providing information to the Independent Trustees relating to the review and selection of the Fund’s primary service providers; and all such other duties or services necessary for the appropriate administration of the Fund.

5. Other Agreements

Distributor

UMB Distribution Services, LLC is the distributor (also known as principal underwriter) of the Shares of the Fund and acts as the agent of the Trust in connection with the continuous offering of shares of the Fund.

Administration

The Fund has retained the Administrator, UMB Fund Services, Inc. (the “Administrator”) to provide administrative services, and to assist with operational needs. In consideration for these services, the Fund pays the Administrator a a minimum quarterly administration fee (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator also is reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund and receives a fee for transfer agency services. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

Certain trustees and officers of the Fund are employees of the Administrator and are not paid by the Fund for the services they provide to the Fund.

Custodian

The Custodian, serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Investment Manager or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub custodians in a securities depository, clearing agency or omnibus customer account of such custodian. In consideration for these services, the Fund pays the Custodian a minimum quarterly custodian fee.

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Chief Compliance Officer

Vigilant Compliance, LLC (“Vigilant”) provides Chief Compliance Officer (“CCO”) services to the Fund. An officer of the Fund is an employee of Vigilant.

6. Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the risk of loss from such claims is considered remote.

7. Subsequent Events

In preparing this financial statement, management has evaluated subsequent events through the date of issuance. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statement.

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APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

[1]	A long-term rating can also be used to rate an issue with short maturity.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Plus (+) or minus (-) – The “F1” rating may be modified by the addition of a plus (+) or minus (-) sign to show the relative status within that major rating category.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interests payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS Morningstar provides independent credit ratings services for financial institutions, corporate and sovereign entities as well as in respect of structured finance products and instruments. Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on DBRS Morningstar’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. The Rating Committee process facilitates rating decisions, which are a collective assessment of DBRS Morningstar’s opinion rather than the view of an individual analyst. Ratings are based on sufficient information that incorporates both global and local considerations and the use of approved methodologies. They are independent of any actual or perceived conflicts of interest. DBRS Morningstar credit ratings are formed and disseminated based on established methodologies, models and criteria (Methodologies) that apply to entities and securities that we rate, including corporate finance issuers, financial institutions, insurance companies, public finance and sovereign entities as well as Structured Finance transactions. DBRS Morningstar methodologies are periodically reviewed and updated by the team.

PART C:

OTHER INFORMATION

Aspiriant Risk-Managed Capital Appreciation Fund (the “Registrant”)

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Not Applicable

(2)	Exhibits

(a)(1)	Agreement and Declaration of Trust is incorporated by reference to Exhibit (a)(1) to the Registrant’s Registration Statement on Form N-2 (Reg. 811-23619) as previously filed on November 16, 2020.

(a)(2)	Certificate of Trust is incorporated by reference to Exhibit (a)(2) to the Registrant’s Registration Statement on Form N-2 (Reg. 811-23619) as previously filed on November 16, 2020.

(a)(3)	Amendment to Certificate of Trust is incorporated by reference to Exhibit (a)(3) to the Registrant’s Registration Statement on Form N-2 (Reg. 811-23619) as previously filed on November 16, 2020.

(b)	By-Laws are incorporated by reference to Exhibit (b) to the Registrant’s Registration Statement on Form N-2 (Reg. 811-23619) as previously filed on November 16, 2020.

(c)	Not applicable.

(d)	Refer to Exhibit (a)(1), (b).

(e)	Not applicable.

(f)	Not applicable.

(g)	Form of Investment Management Agreement between the Registrant and Aspiriant, LLC is incorporated by reference to Exhibit (g) to the Registrant’s Registration Statement of Form N-2 (Reg. 811-23619) as previously filed on March 1, 2021.

(h)	Distribution Agreement between Registrant and UMB Distribution Services, LLC is incorporated by reference to Exhibit (h) to the Registrant’s Registration Statement of Form N-2 (Reg. 811-23619) as previously filed on March 1, 2021.

(i)	Not applicable.

(j)	Custody Agreement between Registrant and UMB Bank, N.A. is incorporated by reference to Exhibit (j) to the Registrant’s Registration Statement of Form N-2 (Reg. 811-23619) as previously filed on March 1, 2021.

(k)(1)	Administration, Fund Accounting and Recordkeeping Agreement between Registrant and UMB Fund Services, Inc. is incorporated by reference to Exhibit (k)(1) to the Registrant’s Registration Statement of Form N-2 (Reg. 811-23619) as previously filed on March 1, 2021.

(k)(2)	Form of Investment Management Fee Limitation Agreement between Registrant and Aspiriant, LLC is incorporated by reference to Exhibit (k)(2) to the Registrant’s Registration Statement of Form N-2 (Reg. 811-23619) as previously filed on March 1, 2021.

(k)(3)	Platform Management Agreement between Registrant and UMB Fund Services, Inc. is incorporated by reference to Exhibit (k)(3) to the Registrant’s Registration Statement of Form N-2 (Reg. 811-23619) as previously filed on March 1, 2021.

(k)(4)	Joint Insured Bond Agreement is incorporated by reference to Exhibit (k)(4) to the Registrant’s Registration Statement of Form N-2 (Reg. 811-23619) as previously filed on March 1, 2021.

(k)(5)	Joint Liability Insurance Agreement is incorporated by reference to Exhibit (k)(5) to the Registrant’s Registration Statement of Form N-2 (Reg. 811-23619) as previously filed on March 1, 2021.

(l)	Opinion and Consent of Faegre Drinker Biddle & Reath LLP is filed herewith.

(m)	Not applicable.

(n)(1)	Consent of Cohen & Company, Ltd. is filed herewith.

(n)(2)	Consent of Deloitte & Touche LLP is filed herewith.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	Code of Ethics of Registrant is incorporated by reference to Exhibit (r)(1) to the Registrant’s Registration Statement of Form N-2 (Reg. 811-23619) as previously filed on March 1, 2021.

(r)(2)	Code of Ethics of Aspiriant, LLC is incorporated by reference to Exhibit (r)(2) to the Registrant’s Registration Statement on Form N-2 (Reg. 811-23619) as previously filed on November 16, 2020.

(s)	Powers of Attorney are are incorporated by reference to Exhibit (s) to the Registrant’s Registration Statement on Form N-2 (Reg. 811-23619) as previously filed on March 1, 2021.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution of Securities Being Registered

All figures are estimates:

Registration fees	$16,365
Legal fees	$50,000
Printing fees	$2,500
Blue Sky fees	$30,670
Transfer Agent fees	$500
Total	$100,035

Item 28. Persons Controlled by or Under Common Control With Registrant

The Board of Trustees of the Registrant is identical to the board of trustees and/or board of directors of certain other funds. Nonetheless, the Registrant takes the position that it is not under common control with the other funds since the power residing in the respective boards arises as a result of an official position with the respective funds.

Item 29. Number of Holders of Securities

Title of Class	Number of Shareholders*
Shares	0

*	As of March 1, 2021.

Item 30. Indemnification

Sections 10.1-10.5 of Article VIII of the Registrant’s Agreement and Declaration of Trust states:

Section 10.1	Limitation of Liability. Neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission in his capacity as Trustee or as an officer of the Trust, or for any act or omission of any other officer or any employee of the Trust or of any other person or party, provided that nothing contained herein or in the Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or the duties of such officer hereunder.

Section 10.2	Indemnification. The Trust shall indemnify each of its Trustees, officers and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each a “Covered Person”), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative, regulatory, or legislative body, in which he may be involved or with which he may be threatened, while as a Covered Person or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of his duties involved in the conduct of such Covered Person’s office (such willful misfeasance, bad faith, gross negligence or reckless disregard being referred to herein as “Disabling Conduct”). Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of (a) an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article X and (b) any of (i) such Covered Person provides security for such undertaking, (ii) the Trust is insured against losses arising by reason of such payment, or (iii) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification.

Section 10.3	Indemnification Determinations. Indemnification of a Covered Person pursuant to Section 8.2 shall be made if (a) the court or body before whom the proceeding is brought determines, in a final decision on the merits, that such Covered Person was not liable by reason of Disabling Conduct or (b) in the absence of such a determination, a majority of a quorum of disinterested, non-party Trustees or independent legal counsel in a written opinion make a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct.

Section 10.4	Indemnification Not Exclusive. The right of indemnification provided by this Article X shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article X, “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested, non-party Trustee” is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.

Section 10.5	Shareholders. Each Shareholder of the Trust and each Class shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Class. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay pursuant to terms hereof or by way of subscription for any Shares or otherwise.

In case any Shareholder or former Shareholder of any Class shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Class and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Class to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Class, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Class and satisfy any judgment thereon from the assets of the Class. The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Classes whose Shares were held by said Shareholder at the time the act or event occurred that gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Class thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Additionally, the Registrant’s various agreements with its service providers contain indemnification provisions.

Item 31. Business and Other Connections of Investment Adviser

Information as to the directors and officers of the Registrant’s investment adviser, Aspiriant, LLC (the “Investment Manager”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Investment Manager, and each director, executive officer, managing member or partner of the Investment Manager, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission, and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (1) the Registrant’s Administrator, (2) the Investment Manager, and/or (3) the Registrant’s counsel. The address of each is as follows:

1.	UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

2.	Aspiriant, LLC

11100 Santa Monica Blvd., Suite 600

Los Angeles, CA 90025

3.	Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1. Not applicable.

2. Not applicable.

3. The Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (“Securities Act”);

(2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act to any purchaser:

(1) if the Registrant is relying on Rule 430B [17 CFR 230.430B]:

(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2) if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

(3) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4. The Registrant undertakes:

(a) for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5. Not applicable.

6. Not applicable.

7. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and the State of Wisconsin on the 26th day of March, 2021.

Aspiriant Risk-Managed Capital Appreciation Fund

By:	/s/ Marc Castellani
Name: Marc Castellani
Title: President

Pursuant to the requirements of the Securities Act of 1933 this Registration Statement has been signed below by the following person in the capacities and on the dates indicated.

/s/ Marc Castellani	President	March 26, 2021
Marc Castellani

/s/ Benjamin Schmidt	Treasurer	March 26, 2021
Benjamin Schmidt

* Terrance Gallagher	Trustee	March 26, 2021
Terrance Gallagher

* David G. Lee	Trustee	March 26, 2021
David G. Lee

* Robert Seyferth	Trustee	March 26, 2021
Robert Seyferth

* Gary Shugrue	Trustee	March 26, 2021
Gary Shugrue

*By:	/s/ Ann Maurer
Secretary Attorney-In-Fact (pursuant to Power of Attorney)

Exhibit Index

(l)	Opinion and Consent of Faegre Drinker Biddle & Reath LLP
(n)(1)	Consent of Cohen & Company, Ltd.
(n)(2)	Consent of Deloitte & Touche LLP